EXHIBIT 10.2

                    ----------------------------------------

                  UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A
                 $10,000,000 2.50% CLASS A-1 ASSET BACKED NOTES $27,000,000 3.25% CLASS A-2 ASSET BACKED NOTES
                 $12,000,000 4.00% CLASS A-3 ASSET BACKED NOTES
                    $500,000 13.5% CLASS B ASSET BACKED NOTES
                            ASSET BACKED CERTIFICATE
                    ----------------------------------------


                          SALE AND SERVICING AGREEMENT

                                      among

                 UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A,
                                    as Issuer

                           UNITED FIDELITY BANK, fsb,
                        as Originator and Master Servicer

                          UNITED FIDELITY FINANCE, LLC,
                                  as Transferor

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                 as Trust Collateral Agent and Back-up Servicer




                                -----------------

                           Dated as of August 1, 2002

                                -----------------

                                                TABLE OF CONTENTS
                                                                                                               Page
ARTICLE I DEFINITIONS.............................................................................................1
---------------------
         SECTION 1.01      Definitions............................................................................1
         ------------      ------------
         SECTION 1.02      Other Definitional Provisions.........................................................26
         ------------      ------------------------------
         SECTION 1.03      Closing Date and Record Date..........................................................27
         ------------      -----------------------------
         SECTION 1.04      Section References....................................................................27
         ------------      -------------------
         SECTION 1.05      Compliance Certificates...............................................................27
         ------------      ------------------------
         SECTION 1.06      Directions............................................................................27
         ------------      -----------
         SECTION 1.07      Calculations..........................................................................27
         ------------      -------------
         SECTION 1.08      Action by or Consent of Noteholders...................................................27
         ------------      ------------------------------------
         SECTION 1.09      Material Adverse Effect...............................................................28
         ------------      ------------------------

ARTICLE II CONVEYANCE OF TRUST PROPERTY; FURTHER ENCUMBRANCE THEREOF.............................................28
--------------------------------------------------------------------
         SECTION 2.01      Conveyance of Initial Receivables.....................................................28
         ------------      ----------------------------------
         SECTION 2.02      Conveyance of Subsequent Receivables..................................................29
         ------------      -------------------------------------
         SECTION 2.03      Further Encumbrance of Trust Property.................................................36
         ------------      --------------------------------------
         SECTION 2.04      Assignment by Transferor..............................................................36
         ------------      -------------------------

ARTICLE III THE CONTRACTS........................................................................................37
-------------------------
         SECTION 3.01      Representations and Warranties........................................................37
         ------------      -------------------------------
         SECTION 3.02      Repurchase Upon Breach................................................................46
         ------------      -----------------------
         SECTION 3.03      Custody of Receivable Files...........................................................47
         ------------      ----------------------------
         SECTION 3.04      Acceptance of Receivable Files By Trust Collateral Agent..............................47
         ------------      ---------------------------------------------------------
         SECTION 3.05      Covenants of the Trust Collateral Agent...............................................48
         ------------      ----------------------------------------
         SECTION 3.06      Representations, Warranties and Covenants of the Originator...........................49
         ------------      ------------------------------------------------------------

ARTICLE IV ADMINISTRATION AND SERVICING OF CONTRACTS.............................................................49
----------------------------------------------------
         SECTION 4.01      Duties of Servicer....................................................................49
         ------------      -------------------
         SECTION 4.02      [Reserved.]...........................................................................50
         ------------      -----------
         SECTION 4.03      The Back-up Servicer..................................................................50
         ------------      ---------------------
         SECTION 4.04      Retention and Termination of Master Servicer..........................................52
         ------------      ---------------------------------------------
         SECTION 4.05      Collection and Application of Receivable Payments.....................................53
         ------------      --------------------------------------------------
         SECTION 4.06      Realization Upon Receivables..........................................................53
         ------------      -----------------------------
         SECTION 4.07      Insurance.............................................................................54
         ------------      ----------
         SECTION 4.08      Maintenance of Security Interests in Financed Vehicles................................55
         ------------      -------------------------------------------------------
         SECTION 4.09      Covenants of Servicer.................................................................56
         ------------      ----------------------
         SECTION 4.10      Purchase of Receivables Upon Breach...................................................56
         ------------      ------------------------------------
         SECTION 4.11      Servicer Fee..........................................................................57
         ------------      -------------
         SECTION 4.12      Servicer's Certificate................................................................57
         ------------      -----------------------
         SECTION 4.13      Annual Statement as to Compliance; Notice of Default..................................58
         ------------      -----------------------------------------------------
         SECTION 4.14      Annual Independent Certified Public Accountant's Report...............................58
         ------------      --------------------------------------------------------


         SECTION 4.15      Access to Certain Documentation and Information Regarding Receivables.................59
         ------------      ----------------------------------------------------------------------
         SECTION 4.16      Servicer Expenses.....................................................................59
         ------------      ------------------
         SECTION 4.17      Fidelity Bond.........................................................................60
         ------------      --------------
         SECTION 4.18      Delegation of Duties..................................................................60
         ------------      ---------------------

ARTICLE V TRUST ACCOUNTS; DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS........................61
-----------------------------------------------------------------------------------------
         SECTION 5.01      Lock-Box Account......................................................................61
         ------------      -----------------
         SECTION 5.02      Establishment of Trust Accounts.......................................................62
         ------------      --------------------------------
         SECTION 5.03      Collections...........................................................................65
         ------------      ------------
         SECTION 5.04      Certain Reimbursements to the Servicer................................................65
         ------------      ---------------------------------------
         SECTION 5.05      Additional Deposits...................................................................66
         ------------      --------------------
         SECTION 5.06      Spread Account........................................................................66
         ------------      ---------------
         SECTION 5.07      Pre-Funding Account...................................................................67
         ------------      --------------------
         SECTION 5.08      Capitalized Interest Account..........................................................68
         ------------      -----------------------------
         SECTION 5.09      Claims under the Note Policy..........................................................68
         ------------      -----------------------------
         SECTION 5.10      Preference Claims; Direction of Proceedings...........................................70
         ------------      --------------------------------------------
         SECTION 5.11      Surrender of the Note Policy..........................................................71
         ------------      -----------------------------
         SECTION 5.12      Transfers and Distributions...........................................................71
         ------------      ----------------------------
         SECTION 5.13      Distributions from the Note Distribution Accounts.....................................73
         ------------      --------------------------------------------------
         SECTION 5.14      Certificate Distribution Account......................................................75
         ------------      ---------------------------------
         SECTION 5.15      Statements to Certificateholders and Noteholders; Tax Returns.........................76
         ------------      --------------------------------------------------------------
         SECTION 5.16      Payments upon an Indenture Event of Default and Acceleration of the
         ------------      --------------------------------------------------------------------
                               Notes.............................................................................78
                               ------
         SECTION 5.17      Optional Deposits by the Note Insurer.................................................78
         ------------      --------------------------------------
         SECTION 5.18      Securities Accounts...................................................................78
         ------------      --------------------

ARTICLE VI THE TRANSFEROR........................................................................................79
-------------------------
         SECTION 6.01      Representations of Transferor.........................................................79
         ------------      ------------------------------
         SECTION 6.02      Liability of Transferor; Indemnities..................................................81
         ------------      -------------------------------------
         SECTION 6.03      Merger or Consolidation of, or Assumption of the Obligations of,
         ------------      -----------------------------------------------------------------
                               Transferor........................................................................82
                               -----------
         SECTION 6.04      Limitation on Liability of Originator, Transferor and Others..........................83
         ------------      -------------------------------------------------------------
         SECTION 6.05      Originator and Transferor May Own Securities..........................................83
         ------------      ---------------------------------------------
         SECTION 6.06      Additional Covenants of the Transferor................................................84
         ------------      ---------------------------------------

ARTICLE VII THE BACK-UP SERVICER; AND MASTER SERVICER............................................................84
-----------------------------------------------------
         SECTION 7.01      Representations and Warranties........................................................84
         ------------      -------------------------------
         SECTION 7.02      Back-up Servicer and Master Servicer Not to Resign....................................88
         ------------      ---------------------------------------------------
         SECTION 7.03      Indemnities of the Servicer, Back-up Servicer and the Originator......................88
         ------------      -----------------------------------------------------------------
         SECTION 7.04      Merger or Consolidation of, or Assumption of the Obligations of, the
         ------------      ---------------------------------------------------------------------
                               Master Servicer and Back-up Servicer..............................................91
                               -------------------------------------
                                       ii

         SECTION 7.05      Limitation on Liability of Servicer and Others........................................92
         ------------      -----------------------------------------------
         SECTION 7.06      Delegation of Duties..................................................................93
         ------------      ---------------------
         SECTION 7.07      Verification of Servicer's Certificate................................................93
         ------------      ---------------------------------------

ARTICLE VIII SERVICER AND BACK-UP SERVICER DEFAULTS..............................................................94
---------------------------------------------------
         SECTION 8.01      Servicer Default......................................................................94
         ------------      -----------------
         SECTION 8.02      [Reserved.]...........................................................................98
         ------------      -----------
         SECTION 8.03      Appointment of Successors.............................................................98
         ------------      --------------------------
         SECTION 8.04      Notification to Noteholders and Certificateholders...................................100
         ------------      ---------------------------------------------------
         SECTION 8.05      Waiver of Past Defaults..............................................................100
         ------------      ------------------------

ARTICLE IX THE TRUST COLLATERAL AGENT...........................................................................100
-------------------------------------
         SECTION 9.01      Duties of the Trust Collateral Agent.................................................100
         ------------      -------------------------------------
         SECTION 9.02      Rights of the Trust Collateral Agent.................................................102
         ------------      -------------------------------------
         SECTION 9.03      Individual Rights of Trust Collateral Agent..........................................103
         ------------      --------------------------------------------
         SECTION 9.04      Reports by Trust Collateral Agent to Holders.........................................103
         ------------      ---------------------------------------------
         SECTION 9.05      Compensation.........................................................................104
         ------------      -------------
         SECTION 9.06      Eligibility..........................................................................104
         ------------      ------------
         SECTION 9.07      Trust Collateral Agent's Disclaimer..................................................105
         ------------      ------------------------------------
         SECTION 9.08      Limitation on Liability..............................................................105
         ------------      ------------------------
         SECTION 9.09      Reliance Upon Documents..............................................................106
         ------------      ------------------------
         SECTION 9.10      Successor Trust Collateral Agent.....................................................106
         ------------      ---------------------------------
         SECTION 9.11      Representations and Warranties of the Trust Collateral Agent.........................107
         ------------      -------------------------------------------------------------
         SECTION 9.12      Waiver of Setoffs....................................................................108
         ------------      ------------------
         SECTION 9.13      Trust Collateral Agent to Act for the Noteholders and Note Insurer...................108
         ------------      -------------------------------------------------------------------
         SECTION 9.14      Rights of Note Insurer to Direct Trust Collateral Agent..............................108
         ------------      --------------------------------------------------------

ARTICLE X TERMINATION...........................................................................................109
---------------------
         SECTION 10.01     Clean-up Call........................................................................109
         -------------     --------------

ARTICLE XI ADMINISTRATION OF TRUST..............................................................................109
----------------------------------
         SECTION 11.01     Administrative Trust Duties..........................................................109
         -------------     ----------------------------

ARTICLE XII MISCELLANEOUS PROVISIONS............................................................................111
------------------------------------
         SECTION 12.01     Amendment............................................................................111
         -------------     ----------
         SECTION 12.02     Protection of Title to Trust.........................................................112
         -------------     -----------------------------
         SECTION 12.03     Limitation on Rights of Noteholders and Certificateholders...........................114
         -------------     -----------------------------------------------------------
         SECTION 12.04     Governing Law........................................................................115
         -------------     --------------
         SECTION 12.05     Notices. 115
         -------------     --------
         SECTION 12.06     Severability of Provisions...........................................................116
         -------------     ---------------------------
         SECTION 12.07     Assignment...........................................................................117
         -------------     -----------
         SECTION 12.08     Further Assurances...................................................................117
         -------------     -------------------
         SECTION 12.09     No Waiver; Cumulative Remedies.......................................................117
         -------------     -------------------------------
         SECTION 12.10     Third-Party Beneficiaries............................................................117
         -------------     --------------------------

                                      iii

         SECTION 12.11     Actions by Noteholders or Certificateholders.........................................117
         -------------     ---------------------------------------------
         SECTION 12.12     Corporate Obligation.................................................................118
         -------------     ---------------------
         SECTION 12.13     Covenant Not to File a Bankruptcy Petition...........................................118
         -------------     -------------------------------------------
         SECTION 12.14     Independence of the Master Servicer and Back-up Servicer.............................118
         -------------     ---------------------------------------------------------
         SECTION 12.15     No Joint Venture.....................................................................119
         -------------     -----------------
         SECTION 12.16     Consent to Jurisdiction..............................................................119
         -------------     ------------------------
         SECTION 12.17     Headings.............................................................................120
         -------------     ---------
         SECTION 12.18     Trial by Jury Waived.................................................................120
         -------------     ---------------------
         SECTION 12.19     Entire Agreement.....................................................................120
         -------------     -----------------
         SECTION 12.20     Limitation of Liability of Owner Trustee.............................................120
         -------------     -----------------------------------------
         SECTION 12.21     Effect of Policy Expiration Date.....................................................121
         -------------     ---------------------------------
         SECTION 12.22     Counterparts.........................................................................121
         -------------     -------------

EXHIBITS

Exhibit A     -  Form of Trust Collateral Agent's Certificate pursuant to
                 Section 3.01, 3.02, 4.10 or 10.01
Exhibit B     -  Form of Servicer's Certificate
Exhibit C     -  Confirmation of Data File
Exhibit D     -  Charge-off Policy
Exhibit E     -  Form of Request for Release of Receivable/Title
Exhibit F     -  Form of Dealer Agreement
Exhibit G     -  Form of Transfer Agreement
Exhibit H     -  Delinquency Methodology
Exhibit I     -  Form of Investor Certification

SCHEDULES

Schedule A       - Schedule of Receivables
Schedule B      -  Delivery Requirement

                  This Sale and Servicing Agreement, dated as of August 1, 2002, among UNITED FIDELITY BANK, fsb, a federally-chartered savings association, as Originator (the "Originator") and as master servicer (the "Master Servicer"), UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A, a Delaware statutory trust (the "Issuer" or the "Trust"), UNITED FIDELITY FINANCE, LLC, a Delaware limited liability company, as transferor (the "Transferor"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as the trust collateral agent and back-up servicer (the "Trust Collateral Agent" and the "Back-up Servicer").

                  WITNESSETH THAT: In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

SECTION 1.01      Definitions.
                  -----------

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Accrual Period" means, (a) with respect to the Class A-1 Notes and each Distribution Date, the period from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such current Distribution Date, and (b) with respect to the Class A-2 Notes, the Class A-3 Notes and the Class B Notes and each Distribution Date, the period from and including the 15th day of the immediately preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the 15th day of the month of the current Distribution Date (whether or not such day is a Business Day). Interest on the Class A-1 Notes for any Accrual Period shall be computed on the basis of the actual number of days elapsed during such Accrual Period based on a 360-day year for purposes of this definition. Interest on the Class A-2 Notes, the Class A-3 Notes and the Class B Notes shall be computed on the basis of a 360-day year of twelve 30-day months for purposes of this definition.

                  "Addition Notice" means, with respect to any transfer of Subsequent Receivables to the Trust pursuant to Section 2.02 of this Agreement, notice of the Transferor's election to transfer Subsequent Receivables to the Trust, such notice to designate the related Subsequent Cut-off Date, Subsequent Transfer Date and the Principal Balance of Subsequent Receivables expected to be transferred on such Subsequent Transfer Date.

                  "Additional Funds Available" means, with respect to any Distribution Date, the sum of (i) the Deficiency Claim Amount, if any, received by the Trust Collateral Agent with respect to that Distribution Date plus (ii) the Insurer Optional Deposit, if any, received by the Trust Collateral Agent with respect to that Distribution Date.

                  "Affiliate" means, with respect to any specified Person, any other Person who directly or indirectly controls, or is under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" means this Sale and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "Amount Available" means with respect to any Distribution Date, the sum of (x) Available Funds for such Distribution Date and (y) Additional Funds Available, if any, for such Distribution Date.

                  "Amount Financed" with respect to a Receivable means the aggregate amount originally advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, including the cost of any insurance and warranties.

                  "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable. If after the Closing Date, in the case of an Initial Receivable, or the related Subsequent Transfer Date, in the case of a Subsequent Receivable, the annual rate with respect to such Receivable as of the Closing Date or related Subsequent Transfer Date, as applicable, is reduced as a result of (i) an insolvency proceeding involving the related Obligor or (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the Annual Percentage Rate or APR shall refer to such reduced rate.

                  "Assignments" means each of the Initial Assignment and each Subsequent Assignment.

                  "Authorized Officer" has the meaning assigned to such term in the Indenture.

                  "Available Funds" means with respect to any Distribution Date, each of the following then on deposit in any Trust Accounts with respect to the related Collection Period, (i) Scheduled Receivable Payments (including Modified Scheduled Receivable Payments) received by the Servicer, (ii) partial and full prepayments received by the Servicer, (iii) Liquidation Proceeds, (iv) Recoveries, (v) interest earned on funds held in the Collection Account and the Pre-Funding Account, (vi) Purchase Amounts and/or any indemnity payments made in lieu of or otherwise relating to such Purchase Amounts in accordance with the terms of this Agreement and the Purchase Agreement, (vii) proceeds from any insurance policies related to the Receivables or Financed Vehicles, (viii) the Redemption Amount and (ix) funds transferred from the Pre-Funding Account and/or the Capitalized Interest Account to the Collection Account in accordance with Sections 5.07(b) and 5.08(b) hereof, respectively.

                  "Back-up Servicer" means Wells Fargo, as the Back-up Servicer of the Receivables, and each successor to Wells Fargo (in the same capacity) appointed pursuant to Section 8.03(d) hereof.

                  "Back-up Servicer Fee" means, for any Collection Period, a fee payable to the Back-up Servicer for services rendered during such Collection Period, which shall be the greater of $1,500 per month or the product of (i) 1/12th of the Back-up Servicer Fee Rate and (ii) the aggregate Principal Balance of the Receivables as of the first day of such Collection Period.

                  "Back-up Servicer Fee Rate" means .06% per annum.

                  "Bank" means United Fidelity Bank, fsb, a federally-chartered savings association, and its successors and assigns.

                  "Basic Documents" means this Agreement, each Transfer Agreement, the Trust Agreement, the Indenture, the Purchase Agreement, each Assignment, the Insurance Agreement, the Indemnification Agreement, the Spread Account Agreement, the Premium Letter, the Certificate Pledge Agreement, the Pledge Agreement, the Underwriting Agreement, the Note Purchase Agreement, the Lock-Box Agreement, the organizational documents of the Transferor (including the Limited Liability Company Agreement) and other documents and certificates delivered in connection therewith.

                  "Business Day" means any day other than Saturday, Sunday, or legal holiday or other day on which commercial banking institutions in Wilmington, Delaware, New York, New York, Indianapolis, Indiana, Minneapolis, Minnesota or any other location of any successor servicer, successor owner trustee, successor collateral agent, successor indenture trustee, or successor trust collateral agent are authorized or obligated by law, executive order or governmental decree to be closed.

                  "Capitalized Interest Account" means the account designated as such, established and maintained pursuant to Section 5.08 hereof.

                   "Capitalized Interest Account Deposit" has the meaning assigned to such term in Section 5.08(a) hereof.

                  "Casualty" means, with respect to any Financed Vehicle, the total loss or destruction of such Financed Vehicle.

                  "Certificate" means the Trust Certificate (as defined in the Trust Agreement).

                  "Certificate Distribution Account" has the meaning assigned to such term in Section 5.02(c) hereof.

                  "Certificate Pledge Agreement" means the Certificate Pledge and Collateral Agency Agreement, dated as of August 1, 2002, among the Transferor, the Issuer, the Note Insurer, and Wells Fargo, as collateral agent, as the same may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof.

                  "Certificate Register" and "Certificate Registrar" means the register mentioned and the registrar appointed pursuant to Section 3.4 of the Trust Agreement.

                  "Certificateholder" means the person in whose name the Certificate shall be registered in the Certificate Register.

                  "Charge-Off Policy" means the Charge-Off Policy as set forth in Exhibit D hereto, as such policy may be amended, supplemented or otherwise modified with the prior written consent of the Note Insurer.

                  "Charged-Off Receivable" means a Receivable which has been charged off by the Servicer in accordance with the Charge-Off Policy.

                  "Class A Note Balance" equals, initially, $49,000,000 and thereafter equals the initial Class A-1 Note Balance, Class A-2 Note Balance and Class A-3 Note Balance reduced by all amounts previously distributed in respect of principal to Class A-1, Class A-2 and Class A-3 Noteholders.

                  "Class A Notes" means a Class A-1 Note, a Class A-2 Note or a Class A-3 Note of the Issuer.

                  "Class A Note Distribution Account" means the Class A Note Distribution Account established and maintained pursuant to Section 5.02(b) hereof.

                  "Class A Noteholders' Principal Carryover Shortfall" means, for any Distribution Date, the excess of the Class A Noteholders' Principal Distributable Amount for the immediately preceding Distribution Date over the amounts that were actually deposited in the Class A Note Distribution Account pursuant to Section 5.12(a)(iv) on such immediately preceding Distribution Date.

                  "Class A Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of (a) the Class A Percentage of the Total Principal Distributable Amount for such Distribution Date and (b) the Class A Noteholders' Principal Carryover Shortfall for such Distribution Date.

                  "Class A Percentage" means (i) 98% for each Distribution Date occurring before the Distribution Date on which the Class A-3 Notes have been paid in full, (ii) 98% (or such lesser percentage necessary to pay the Class A-3 Notes in full) on the Distribution Date on which the Class A-3 Notes have been paid in full, and (iii) zero on each Distribution Date occurring after the Distribution Date on which the Class A-3 Notes have been paid in full.

                  "Class A-1 Pool Factor", as of the close of business on a Distribution Date, means a seven-digit decimal figure equal to the Class A-1 Note Balance divided by the initial Class A-1 Note Balance.

                  "Class A-1 Interest Carryover Shortfall" means (a) for the initial Distribution Date, zero, and (b) for any other Distribution Date, the excess of (x) the Class A-1 Interest Distributable Amount for the preceding Distribution Date, over (y) the amount in respect of interest on the Class A-1 Notes actually deposited in the Class A Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the holders of the Class A-1 Notes on the preceding Distribution Date, to the extent permitted by law, at the Class A-1 Note Rate from and including such preceding Distribution Date to but excluding the current Distribution Date.

                  "Class A-1 Interest Distributable Amount" means, for any Distribution Date, the sum of (x) the Class A-1 Monthly Interest Distributable Amount for such Distribution Date, plus (y) the Class A-1 Interest Carryover Shortfall for such Distribution Date.

                  "Class A-1 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued for the related Accrual Period, at the Class A-1 Note Rate on the Class A-1 Note Balance as of the prior Distribution Date after giving effect to payments made on such Distribution Date or, in the case of the first Distribution Date, as of the Closing Date. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed during the related Accrual Period for purposes of this definition.

                  "Class A-1 Note" means a promissory note executed on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the form of Exhibit A-1 to the Indenture.

                  "Class A-1 Note Balance" equals, initially $10,000,000 and thereafter equals the initial Class A-1 Note Balance reduced by all amounts previously distributed in respect of principal to the Class A-1 Noteholders.

                  "Class A-1 Note Rate" means, with respect to the Class A-1 Notes, 2.5% per annum.

                  "Class A-1 Stated Final Maturity Date" means September 15,
2003.

                  "Class A-2 Interest Carryover Shortfall" means (a) for the initial Distribution Date, zero, and (b) for any other Distribution Date, the excess of (x) the Class A-2 Interest Distributable Amount for the preceding Distribution Date, over (y) the amount in respect of interest on the Class A-2 Notes actually deposited in the Class A Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the holders of the Class A-2 Notes on the preceding Distribution Date, to the extent permitted by law, at the Class A-2 Note Rate from and including such preceding Distribution Date to but excluding the current Distribution Date.

                  "Class A-2 Interest Distributable Amount" means, for any Distribution Date, the sum of (x) the Class A-2 Monthly Interest Distributable Amount for such Distribution Date, plus (y) the Class A-2 Interest Carryover Shortfall for such Distribution Date.
                  "Class A-2 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued for the related Accrual Period, at the Class A-2 Note Rate on the Class A-2 Note Balance as of the prior Distribution Date after giving effect to payments made on such Distribution Date or, in the case of the first Distribution Date, as of the Closing Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months for purposes of this definition.

                  "Class A-2 Note" means a promissory note executed on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the form of Exhibit A-2 to the Indenture.

                  "Class A-2 Note Balance" equals, initially $27,000,000 and thereafter equals the initial Class A-2 Note Balance reduced by all amounts previously distributed in respect of principal to the Class A-2 Noteholders.

                  "Class A-2 Note Rate" means, with respect to the Class A-2 Notes, 3.25% per annum.

                  "Class A-2 Pool Factor", as of the close of business on a Distribution Date, means a seven-digit decimal figure equal to the Class A-2 Note Balance divided by the initial Class A-2 Note Balance.

                  "Class A-2 Stated Final Maturity Date" means August 15, 2006.

                  "Class A-3 Interest Carryover Shortfall" means, (a) for the initial Distribution Date, zero, and (b) for any other Distribution Date, the excess of (x) the Class A-3 Interest Distributable Amount for the preceding Distribution Date, over (y) the amount in respect of interest on the Class A-3 Notes actually deposited in the Class A Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the holders of the Class A-3 Notes on the preceding Distribution Date, to the extent permitted by law, at the Class A-3 Note Rate from and including such preceding Distribution Date to but excluding the current Distribution Date.

                  "Class A-3 Interest Distributable Amount" means, for any Distribution Date, the sum of (x) the Class A-3 Monthly Interest Distributable Amount for such Distribution Date, plus (y) the Class A-3 Interest Carryover Shortfall for such Distribution Date.

                  "Class A-3 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued for the related Accrual Period, at the Class A-3 Note Rate on the Class A-3 Note Balance as of the prior Distribution Date after giving effect to payments made on such Distribution Date or, in the case of the first Distribution Date, as of the Closing Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months for purposes of this definition.

                  "Class A-3 Note" means a promissory note executed on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the form of Exhibit A-3 to the Indenture.

                  "Class A-3 Note Balance" equals, initially $12,000,000 and thereafter equals the initial Class A-3 Note Balance reduced by all amounts previously distributed in respect of principal to the Class A-3 Noteholders.

                  "Class A-3 Note Rate" means, with respect to the Class A-3 Notes, 4.00% per annum.

                  "Class A-3 Pool Factor", as of the close of business on a Distribution Date, means a seven-digit decimal figure equal to the Class A-3 Note Balance divided by the initial Class A-3 Note Balance.

                  "Class A-3 Stated Final Maturity Date" means August 15, 2009.

                  "Class B Interest Carryover Shortfall" means (a) for the initial Distribution Date, zero, and (b) for any other Distribution Date, the excess of (x) the Class B Interest Distributable Amount for the preceding Distribution Date, over (y) the amount in respect of interest on the Class B Notes actually deposited in the Class B Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the holders of the Class B Notes on the preceding Distribution Date, to the extent permitted by law, at the Class B Note Rate from and including such preceding Distribution Date to but excluding the current Distribution Date.

                  "Class B Interest Distributable Amount" means, for any Distribution Date, the sum of (x) the Class B Monthly Interest Distributable Amount for such Distribution Date, plus (y) the Class B Interest Carryover Shortfall for such Distribution Date.

                  "Class B Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued for the related Accrual Period, at the Class B Note Rate on the Class B Note Balance as of the prior Distribution Date after giving effect to payments made on such Distribution Date or, in the case of the first Distribution Date, as of the Closing Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months for purposes of this definition.

                  "Class B Note" means a promissory note executed on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the form of Exhibit B-1 to the Indenture.

                  "Class B Note Balance" equals, initially, $500,000 and thereafter equals the initial Class B Note Balance reduced by all amounts allocable to principal and previously distributed to Class B Noteholders.

                  "Class B Note Distribution Account" means the Class B Note Distribution Account established and maintained pursuant to Section 5.02(b) hereof.

                  "Class B Note Rate" means, with respect to the Notes, 13.5% per annum.

                  "Class B Noteholders' Principal Carryover Shortfall" means, for any Distribution Date, the excess of the Class B Noteholders' Principal Distributable Amount for the immediately preceding Distribution Date over the amounts that were actually deposited in the Class B Note Distribution Account pursuant to Section 5.12(a)(viii) on such immediately preceding Distribution Date.

                  "Class B Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of (a) the Class B Percentage of the Total Principal Distributable Amount for such Distribution Date and (b) the Class B Noteholders' Principal Carryover Shortfall for such Distribution Date.

                  "Class B Percentage" means, for any Distribution Date, 100% minus the Class A Percentage.

                  "Class B Pool Factor", as of the close of business on a Distribution Date, means a seven-digit decimal figure equal to the Class B Note Balance divided by the initial Class B Note Balance.

                  "Class B Stated Final Maturity Date" means October 15, 2009.

                  "Closing Date" shall be September 26, 2002.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "Collateral" shall have the meaning set forth in the "Granting Clause" of the Indenture.

                  "Collateral Agent" means Wells Fargo, in its capacity as Collateral Agent pursuant to the Spread Account Agreement, and any successor thereto pursuant to the terms of the Spread Account Agreement.

                  "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.02(a).

                  "Collection Period" means, with respect to each Distribution Date, the preceding calendar month (or, in the case of the initial Distribution Date, the period beginning on August 1, 2002 and ending on September 30, 2002). Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to all collections, charge-offs and other account activity during such Collection Period.

                  "Computer Tape" means a computer tape or diskette (or other means of electronic transmission acceptable to the Master Servicer, the Back-up Servicer and the Note Insurer) in a format acceptable to the Master Servicer, the Back-up Servicer and the Note Insurer.

                  "Controlling Party" means (a) the Note Insurer, so long as (i) no Insurer Default shall have occurred and be continuing and (ii) Class A Notes remain Outstanding or any amounts remain due and unpaid to the Note Insurer under the Basic Documents, or (b) the Indenture Trustee, at the direction of the Majority Noteholders, for so long as (i) an Insurer Default shall have occurred and be continuing or (ii) Class A Notes are no longer Outstanding and no amounts remain due and unpaid to the Note Insurer under the Basic Documents.

                  "Corporate Trust Office" means (a) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, which at the time of execution of this Agreement is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration and (b) with respect to the Trust Collateral Agent and the Collateral Agent, the principal corporate trust office of the Trust Collateral Agent, which at the time of execution of this Agreement is Wells Fargo Bank Minnesota, National Association, Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Asset Backed Securities Department.

                  "Cram Down Loss" means, with respect to a Receivable (other than a Charged-Off Receivable), if a court of appropriate jurisdiction in an insolvency proceeding issues a ruling that reduces the amount owed on a Receivable or otherwise modifies or restructures the Scheduled Receivable Payments to be made thereon, an amount equal to (a) the Principal Balance of the Receivable immediately prior to such order minus the Principal Balance of such Receivable as so reduced, modified or restructured plus (b) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of (i) the net present value (using a discount rate equal to the adjusted APR on such Receivable) of the Scheduled Receivable Payments as so modified or restructured over (ii) the net present value (using a discount rate equal to the original APR on such Receivable) of the Scheduled Receivable Payments as so modified or restructured. A Cram Down Loss will be deemed to have occurred on the date of issuance of such order.

                  "Data File" has the meaning ascribed thereto in Section
4.03(h).

                  "Cut-off Date" means the Initial Cut-off Date or the applicable Subsequent Cut-off Date, as the context may require.

                  "Dealer" means the seller of the related Financed Vehicle who originated and assigned the related Receivable to the Originator.

                  "Dealer Agreement" means each Dealer Agreement between the Originator and the related Dealer substantially in the form of Exhibit F attached hereto.

                  "Dealer Recourse" means, with respect to a Receivable, all monies received in respect of recourse rights against the Dealer which originated the Receivable under the related Dealer Agreement and any successor to such Dealer.

                  "Defaulted Receivable" means with respect to any Distribution Date, a Receivable with respect to which the earliest of the following has occurred: (a) the related Obligor is contractually delinquent on all or any portion of a Scheduled Receivable Payment or Modified Scheduled Receivable Payment, as applicable, for greater than 90 days, (b) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), or (c) such Receivable is in default and the Servicer has determined in good faith that payments thereunder are not likely to be resumed.

                  "Deficiency Claim Amount" means, for any Distribution Date, the amount, after taking into account the application on such Distribution Date of the Available Funds on such Distribution Date, equal to any shortfall in the full payment of amounts described in clauses (i) through (v) of Section 5.12(a), to the extent available for the coverage of such shortfall on such Distribution Date in accordance with the provisions of the Spread Account Agreement.

                  "Deficiency Claim Date" means, with respect to any Distribution Date, the fourth Business Day immediately preceding such Distribution Date.

                  "Deficiency Notice" has the meaning ascribed thereto in
Section 5.06.

                  "Delinquent Receivable" means, a Receivable with respect to which any Scheduled Receivable Payment, or Modified Scheduled Receivable Payment, as applicable, is between 31 and 90 days delinquent as of the last day of the Collection Period preceding the related Distribution Date, as determined in accordance with the methodology in Exhibit H hereto.

                  "Delivery" means with respect to assets held in the Trust
Accounts:

     (1) (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC, transfer thereof:

          (i) by physical delivery to the Trust Collateral Agent, indorsed to, or registered in the name of, the Trust Collateral Agent or its nominee or indorsed in blank;

          (ii) by the Trust Collateral Agent continuously maintaining possession of such instrument; and

          (iii) by the Trust Collateral Agent continuously indicating by book-entry that such instrument is credited to the related Trust Account;

     (b) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

          (i) by physical delivery of such certificated security to the Trust Collateral Agent, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Trust Collateral Agent or indorsed in blank;

          (ii) by the Trust Collateral Agent continuously maintaining possession of such certificated security; and

          (iii) by the Trust Collateral Agent continuously indicating by book-entry that such certificated security is credited to the related Trust Account;

     (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC, transfer thereof:

          (i) by (x) book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trust Collateral Agent of the purchase by the securities intermediary on behalf of the Trust

     Collateral Agent of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trust Collateral Agent and continuously indicating that such securities intermediary holds such book-entry security solely as agent for the Trust Collateral Agent or (y) continuous book-entry registration of such property to a book-entry account maintained by the Trust Collateral Agent with a Federal Reserve Bank; and

          (ii) by the Trust Collateral Agent continuously indicating by book-entry that property is credited to the related Trust Account;

          (d) with respect to any asset in the Trust Accounts that is an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above or clause (e) below:

          (i) transfer thereof:

          (A) by registration to the Trust Collateral Agent as the registered owner thereof, on the books and records of the issuer thereof; or

          (B) by another Person (not a securities intermediary) who either becomes the registered owner of the uncertificated security on behalf of the Trust Collateral Agent, or having become the registered owner, acknowledges that it holds for the Trust Collateral Agent; or

          (ii) the issuer thereof has agreed that it will comply with instructions originated by the Trust Collateral Agent with respect to such uncertificated security without further consent of the registered owner thereof; or

          (e) in the case of each security in the custody of or maintained on the books of a clearing corporation (as defined in Section 8-102(a)(5)) or its nominee, by causing:

          (i) the relevant clearing corporation to credit such security to a securities account of the Trust Collateral Agent at such clearing corporation; and

          (ii) the Trust Collateral Agent to continuously indicate by book-entry that such security is credited to the related Trust Account;

          (f) with respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) to be transferred to or for the benefit of the Collateral Agent and not governed by clauses (c) or (e) above: if a securities intermediary (A) indicates by book entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Trust Collateral Agent's "securities account" (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset from the Trust Collateral Agent or acquires the underlying financial asset for the Trust Collateral Agent, and in either case, accepts it for credit to the Trust Collateral Agent's securities account or (C) becomes obligated under other law, regulation or rule to credit the underlying financial asset to the Trust Collateral Agent's securities account, the making by the securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Trust Collateral Agent; and continuously indicating by book-entry that such securities entitlement is credited to the Trust Collateral Agent's securities account; and by the Trust Collateral Agent continuously indicating by book-entry that such security entitlement (or all rights and property of the Trust Collateral Agent representing such securities entitlement) is credited to the related Trust Account; and/or

                  (2) In the case of any such asset, such additional or alternative procedures as are now or may hereafter become appropriate to effect the complete transfer of ownership of, or control over, any such assets in the Trust Accounts to the Trust Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof.

                  In each case of delivery contemplated herein, the Trust Collateral Agent shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

                  "Determination Date" means the fifth Business Day prior to the related Distribution Date.

                  "Distribution Date" means, for each Collection Period, the 15th day of the following month, or if the 15th day is not a Business Day, the next succeeding Business Day, commencing on October 15, 2002.

                  "Draw Date" means the third Business Day (as defined in the Note Policy) prior to each Distribution Date.

                  "Eligible Account" shall mean a segregated trust account or accounts maintained with (A) an institution whose deposits are insured by the FDIC, the unsecured and uncollateralized long term debt obligations of which institution shall be rated AA- or higher by S&P and Aa3 or higher by Moody's and in the highest short term rating category by each of the Rating Agencies, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws,
(iv) a principal subsidiary of a bank holding company, or (v) approved by the
Note Insurer and each of the Rating Agencies by written notice to the Trust Collateral Agent and the Collateral Agent or (B) a chartered depository institution acceptable to each Rating Agency and the Note Insurer, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity.

                  "Eligible Investments" mean any one or more of the following types of investments:

                           (a) (i) direct interest-bearing obligations of, and
                  interest-bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States and (ii) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are rated AAA by S&P and Aaa by Moody's;

                           (b) demand or time deposits in, certificates of
                  deposit of, or bankers' acceptances issued by any depository institution or trust company organized under the laws of the United States or any State and subject to supervision and examination by federal and/or State banking authorities (including, if applicable, the Indenture Trustee or any agent of the Indenture Trustee acting in their respective commercial capacities); provided that the commercial paper or other short-term unsecured debt obligations of such depository institution or trust company at the time of such investment, or contractual commitment providing for such investment, are rated A-1+ by S&P and P-1 by Moody's;

                           (c) repurchase obligations pursuant to a written
                  agreement (1) with respect to any obligation described in clause (i) above, where the Trust Collateral Agent has taken actual or constructive delivery of such obligation, and (2) entered into with a depository institution or trust company organized under the laws of the United States or any State thereof, the deposits of which are insured by the Federal Deposit Insurance Corporation and the short-term unsecured debt obligations of which are rated A-1+ by S&P and P-1 by Moody's (including, if applicable, the Indenture Trustee or the Trust Collateral Agent, as the case may be or any agent of the Indenture Trustee acting in their respective commercial capacities);

                           (d) securities bearing interest or sold at a discount
                  issued by any corporation incorporated under the laws of the United States or any State whose long-term unsecured debt obligations are rated AAA by S&P and Aaa by Moody's at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that an investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the related Trust Account to exceed 10% of the Eligible Investments held in the related Trust Account (with Eligible Investments held in the related Trust Account valued at par);

                           (e) commercial paper that (1) is payable in United
                  States dollars and (2) is rated at least A-1+ by S&P and P-1 by Moody's;

                           (f) any money market fund (including funds which the
                  Indenture Trustee may act as sponsor or advisor or for which the Indenture Trustee may receive fee income) that has been rated Aaa by Moody's and AAAm or AAAm-G (without an "r" script) by S&P and numerical gradations within such rating category (or the equivalent long-term rating of such Rating Agency) for such money market funds; and

                           (g) any other demand or time deposit, obligation,
                  security or investment as may be acceptable to the Rating Agencies and the Note Insurer (so long as the Note Insurer is the Controlling Party).

                  Any of the foregoing Eligible Investments may be purchased from, by or through the Owner Trustee, the Indenture Trustee, or the Trust Collateral Agent or any of their respective Affiliates.

                  "Eligible Servicer" means Wells Fargo, as Back-up Servicer, the Bank, as Master Servicer, or another Person which at the time of its appointment as Servicer or Master Servicer, (i) is servicing a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loans similar to the Receivables with reasonable skill and care, and (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under the this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Financed Vehicle" means a new or used automobile, sport utility vehicle, light duty truck, van or mini-van, together with all accessions thereto, that is security for an Obligor's indebtedness under the related Receivable.

                  "Funding Period" means the period from the Closing Date until the earlier to occur of (i) the date on which the Pre-Funding Balance is less than $100,000 or (ii) the date on which an event of default under the Indenture has occurred or (iii) the close of business on the date which is ninety days following the Closing Date.

                  "Funding Termination Date" means the date on which the Funding Period ends.

                  "Indemnification Agreement" means the Indemnification Agreement, dated as of September 26, 2002, among the Note Insurer, the Transferor and City Securities Corporation.

                  "Indenture" means the Indenture, dated as of August 1, 2002, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Indenture Trustee" means Wells Fargo, in its capacity as trustee under the Indenture.

                  "Independent" means, when used with respect to any specified Person, who (1) is in fact independent of the Issuer, any obligor upon the Notes, the Transferor and any of their respective Affiliates, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or in any Affiliate of any of the foregoing Persons, and (3) is not connected with the Issuer, any such other obligor, the Transferor or Affiliate as an officer, employee, promoter, underwriter, trustee, partner, director, or Person performing similar functions.

                  "Independent Accountants" means a firm of certified public accountants that is Independent and is acceptable to the Note Insurer.
                  "Initial Assignments" means the assignment dated as of August 1, 2002 by the Originator to the Transferor substantially in the form of Exhibit A to the Purchase Agreement, pursuant to which the Initial Receivables are conveyed to the Transferor.

                  "Initial Class A Note Balance" means the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance and the Initial Class A-3 Note Balance as of the Closing Date, which balance shall be $49,000,000.

                  "Initial Class A-1 Note Balance" means the Initial Class A-1 Note Balance as of the Closing Date, which balance shall be $10,000,000.

                  "Initial Class A-2 Note Balance" means the Initial Class A-2 Note Balance as of the Closing Date, which balance shall be $27,000,000.

                  "Initial Class A-3 Note Balance" means the Initial Class A-3 Note Balance as of the Closing Date, which balance shall be $12,000,000.

                  "Initial Class B Note Balance" means the Initial Class B Note Balance as of the Closing Date, which balance shall be $500,000.

                  "Initial Cut-off Date" means, with respect to each Initial Receivable, the close of business on July 31, 2002.

                  "Initial Pool Balance" means $36,000,534.38.

                  "Initial Receivables" means the Receivables set forth on Schedule A hereto to be delivered on the Closing Date.

                  "Insolvency Proceeds" means the proceeds, after all payments and reserves from the sale of the assets of the Trust upon the dissolution of the Trust because of an insolvency of the Transferor.

                  "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of August 1, 2002, among the Note Insurer, the Transferor, the Issuer and the Originator.

                  "Insurance Agreement Event of Default" means an Event of Default (as such term is defined in the Insurance Agreement).

                  "Insurance Agreement Indenture Cross Defaults" shall have the meaning assigned to such term in the Insurance Agreement.

                  "Insurer Default" means the existence and continuance of any of the following:

                  (a) the Note Insurer shall have failed to make a payment required under the Note Policy when due in accordance with its terms; or

                  (b) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                  (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Note Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Note Insurer (or the taking of possession of all or any material portion of the property of the Note Insurer).

                  "Insurer Optional Deposit" has the meaning ascribed thereto in
Section 5.17 hereof.

                  "Issuer" means United Fidelity Auto Receivables Trust 2002-A.

                  "Lien" means any security interest, lien, charge, pledge, equity, or encumbrance of any kind (other than tax liens, mechanics' liens, and any liens which may attach to a Financed Vehicle by operation of law as a result of any act or omission by the related Obligor).

                  "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable jurisdiction to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

                  "Liquidation Proceeds" means the monies collected from whatever source during a Collection Period on a Defaulted Receivable, net of the sum of (i) any out-of-pocket expenses reasonably incurred by the Servicer in enforcing such Defaulted Receivable plus (ii) any amounts required by law to be remitted to the related Obligor.

                  "Lock-Box" means the post-office box or boxes, to be established by the Master Servicer and maintained pursuant to this Agreement and the Lock-Box Agreement, into which the Master Servicer shall direct each Obligor under each Receivable to forward all payments in respect of such Receivable.

                  "Lock-Box Account" means the segregated account or accounts designated as such, established and maintained by the Master Servicer in accordance with this Agreement and the Lock-Box Agreement.

                  "Lock-Box Agreement" means the Lock Box Agreement, dated as of September 26, 2002, among the Originator, the Transferor, the Trust, the Lock-Box Processor and the Trust Collateral Agent, as amended, modified or supplemented from time to time in accordance with the terms thereof, unless such Agreement shall be terminated in accordance with its terms or the terms hereof or unless a replacement Lock-Box Agreement has been entered into in accordance with the terms hereof, in which event "Lock-Box Agreement" shall mean such other agreement, in form and substance acceptable to the Note Insurer, in its sole and absolute discretion, among the Originator, the Transferor, the Trust, the Lock-Box Processor and the Trust Collateral Agent.

                  "Lock-Box Bank" means, initially, Old National Bank, or any replacement or additional depository institution named by the Servicer and acceptable to the Note Insurer, in its sole discretion, at which a Lock-Box Account is established and maintained in accordance with the terms of this Agreement and the Lock-Box Agreement.

                  "Lock-Box Collection Percentage" has the meaning ascribed thereto in the Insurance Agreement.

                  "Lock-Box Processor" means, initially, the Lock-Box Bank, or any replacement or subcontracted Lock-Box Processor named by the Servicer and acceptable to the Controlling Party, in its sole discretion, who acts as the processor of the payments received in respect of the Receivables in the Lock-Box in accordance with the Lock-Box Agreement.

                  "Majority Noteholders" means, as of any date of determination,
(i) so long as the Class A Notes remain Outstanding, the Holders holding in the aggregate 51% or more of the outstanding Class A Note Balance as of such date or
(ii) if the Class A Notes are no longer Outstanding, the Holders holding in the aggregate 51% or more of the outstanding Class B Note Balance as of such date.

                  "Master Servicer" means United Fidelity Bank, fsb, and its successors.

                  "Modified Scheduled Receivable Payment" means, with respect to any Receivable which is not a Charged-Off Receivable and as to which the related Obligor shall have been declared bankrupt with the result that such Obligor's periodic Scheduled Receivable Payment amount has been reduced pursuant to an order of a bankruptcy court, the amount of such reduced periodic Scheduled Receivable Payment.

                  "Monthly Capitalized Interest Amount" means in the case of the October, November and December, 2002 and January 2003 Distribution Dates, an amount equal to the difference between (i) one month's interest on the Pre-Funding Balance as of the last day of the immediately preceding Collection Period, or with respect to the initial Distribution Date, as of the Closing Date, at a rate equal to the sum of the Weighted Average Note Rate and the rate at which the Premium is calculated and (ii) interest earned on amounts on deposit in the Pre-Funding Account for the related Collection Period, which rate shall be an assumed rate of 1.25% per annum.

                  "Moody's" means Moody's Investors Service, Inc., and its successor and assigns.

                  "Note Balance" means the Class A Note Balance and the Class B Note Balance.

                  "Note Insurer" means Financial Security Assurance Inc., a monoline insurance company incorporated under the laws of the State of New York or its successors in interest as issuer of the Note Policy.

                  "Note Policy" means the financial guaranty insurance policy No. 51327-N issued by the Note Insurer to the Indenture Trustee for the benefit of the Class A Noteholders pursuant to the Insurance Agreement, including any endorsements thereto.

                  "Note Purchase Agreement" means the Note Purchase Agreement relating to the Class B Notes, dated September 19, 2002, among the Originator, the Transferor and City Securities Corporation, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Note Register" and "Note Registrar" shall have the meanings set forth in the Indenture.

                  "Noteholder" or "Holder" means the Person in whose name a Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Agreement, the interest evidenced by any Note registered in the name of the Originator, the Transferor, the Servicer, or any person controlling, controlled by, or under common control with the Originator, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

                  "Notes" means the Class A Notes and the Class B Notes.

                  "Obligor" means any Person who owes payments or may be liable for payments under a Receivable (not including any Dealer in respect of Dealer Recourse).

                  "Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer thereof.

                  "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Agreement or as otherwise required by the Trust Collateral Agent or the Note Insurer, be employees of or counsel to the Issuer and who shall be reasonably satisfactory to the Trust Collateral Agent and the Note Insurer, and which shall comply with any applicable requirements of Section 11.1 of the Indenture, and shall be in form and substance satisfactory to the Trust Collateral Agent, the Collateral Agent and the Note Insurer.

                   "Optional Purchase" means an optional purchase of the Trust Property as set forth in Section 10.01 hereof.

                  "Original Pre-Funding Balance" means $13,999,465.02.

                  "Origination Date" means, with respect to any Receivable, the date specified in such Receivable as the date of execution thereof.

                  "Originator" means United Fidelity Bank, fsb, a federally-chartered savings association, and its successors.

                  "Overfunded Capitalized Interest Amount" means:

                  With respect to the date of the initial Distribution Date, the excess of (a) the amount on deposit in the Capitalized Interest Account on such Distribution Date (after giving effect to the transfer of the Monthly Capitalized Interest Amount to the Collection Account on such date) over (b) the product of (i) 1/360, (ii) 1.25%, (iii) 60 and (iv) the Pre-Funding Balance (excluding investment earnings) at the close of business on September 30, 2002.

                  With respect to the date of the second Distribution Date, the excess of (a) the amount on deposit in the Capitalized Interest Account on such Distribution Date (after giving effect to the transfer of the Monthly Capitalized Interest Amount to the Collection Account on such date) over (b) the product of (i) 1/360, (ii) 1.25%, (iii) 30 and (iv) the Pre-Funding Balance (excluding investment earnings) at the close of business on October 31, 2002.

                  With respect to the third Distribution Date, the amount on deposit in the Capitalized Interest Account on such Distribution Date (after giving effect to the transfer of the Monthly Capitalized Interest Amount to the Collection Account on such date).

                  "Owner Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

                  "Owner Trustee's Fees" means, with respect to any Distribution Date, 1/12th of $4,000.

                  "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company, limited liability partnership or government or any agency or political subdivision thereof.

                  "Pledge Agreement" means the Pledge and Collateral Agency Agreement, dated as of September 26, 2002, among the Originator, the Note Insurer and Wells Fargo, as collateral agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Policy Claim Amount" shall have the meaning set forth in
Section 5.09.

                  "Policy Expiration Date" means the date on which the Class A Notes have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Note Insurer have been paid in full and the Term Of This Policy (as defined in the Note Policy) has expired.

                  "Policy Payments Account" means the Policy Payments Account established and maintained pursuant to 5.02(f) hereof.

                  "Pool Balance" means the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Charged-Off Receivables) as determined as of the close of business of the last day of the related Collection Period.

                  "Preference Claim" has the meaning assigned thereto in Section 5.10(b).

                  "Pre-Funding Account" means the account designated as such, established and maintained pursuant to Section 5.07 hereof.

                  "Pre-Funding Balance" means the Original Pre-Funding Balance as reduced from time to time upon payment for Subsequent Receivables.

                  "Premium" has the meaning ascribed thereto in the Premium Letter.

                  "Premium Letter" means the premium letter, dated September 26, 2002 among the Note Insurer, the Originator, the Transferor, the Trust and the Trust Collateral Agent.

                  "Principal Balance" of a Receivable, as of any date, means the Amount Financed minus the sum of (a) that portion of all Scheduled Receivable Payments received on or prior to such day allocable to principal, (b) any portion refunded to Obligors of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed, (c) any payment of the Purchase Amount with respect to the Receivable allocable to principal, (d) the principal portion of any Modified Scheduled Receivable Payments received on or prior to such day (e) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable and (f) the amount of any Cram Down Loss; provided, however, that any Charged-Off Receivable or Purchased Receivable shall have a Principal Balance of zero.

                  "Private Placement Memorandum" means the Private Placement Memorandum dated September 4, 2002, relating to the private issuance of the Class B Notes.

                  "Prospectus" means the Prospectus dated February 26, 2002, as supplemented, relating to the issuance of the Class A Notes by the Prospectus Supplement dated September 19, 2002.

                  "Purchase Agreement" means the Purchase Agreement, dated as of August 1, 2002, between the Transferor and the Originator relating to the purchase of the Receivables by the Transferor from the Originator, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Purchase Amount" means, with respect to a Receivable, the amount equal to the amount that would be required to be paid by an Obligor to prepay in full such Receivable under the terms thereof (including accrued and unpaid interest thereon to the end of the month of purchase at the related APR) which the Transferor, the Servicer or the Originator, as applicable, will be obligated hereunder to pay to repurchase such Receivable.

                  "Purchased Receivable" means a Receivable purchased by the Transferor, the Originator or the Servicer in accordance with Section 3.02 or
Section 4.10 hereof, as applicable.

                  "Rating Agencies" means, collectively, Moody's, S&P and any successors thereof. If such organization or successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization or other comparable Person designated by the Note Insurer, notice of which shall be given to the Trust Collateral Agent, the Indenture Trustee and the Servicer.

                  "Receivable" means each motor vehicle retail installment sale contract sold, transferred, assigned, set-over and otherwise conveyed to the Trust pursuant to the terms of this Agreement and, in the case of Subsequent Receivables, the related Transfer Agreement, as set forth on Schedule A hereto, as the same may be supplemented from time to time in accordance with Section 2.02(b)(ii), and all rights thereunder, except for Receivables that shall have become Purchased Receivables.

                  "Receivable File" means, with respect to each Receivable, the following documents: (i) the original Lien Certificate (or in the case of Receivables originated within 180 days of the Closing Date or Subsequent Transfer Date, as applicable, the application for such) for each Financed Vehicle evidencing the security interest of the Originator in the Financed Vehicle, (ii) the fully executed original of such Receivable with fully executed assignment from the related Dealer to the Originator (together with any agreements modifying the Receivable, including, without limitation, any extension agreements) and (iii) the fully executed original of any form legally required to be executed by a co-signor.

                  "Record Date" means, with respect to a Distribution Date (i) for the Class A Notes, the Business Day immediately preceding such Distribution Date and (ii) for the Class B Notes, the last Business Day of the preceding Collection Period.

                  "Recoveries" means, with respect to a Charged-Off Receivable and for any Collection Period occurring after the Collection Period during which such Receivable becomes a Charged-Off Receivable, all payments, including insurance proceeds, that the Servicer received from or on behalf of an Obligor regarding such Charged-Off Receivable, or from liquidation of the related Financed Vehicle, net of any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Charged-Off Receivable.

                  "Redemption Amount" has the meaning ascribed thereto in the Indenture.

                  "Redemption Date" has the meaning ascribed thereto in the Indenture.

                  "Registrar of Titles" means, with respect to any state, the governmental authority responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

                  "Reimbursement Obligations" means, with respect to each Distribution Date, any amounts due to the Note Insurer under the terms of the Sale and Servicing Agreement, the Indenture, the Insurance Agreement or the Premium Letter and with respect to which the Note Insurer has not been previously paid whether or not the Originator is obligated to pay such amounts.

                  "Reliening Expenses" has the meaning ascribed thereto in
Section 4.08(b).

                  "Requisite Amount" has the meaning ascribed thereto in the Spread Account Agreement.

                  "Responsible Officer" means, with respect to the Indenture Trustee, the Trust Collateral Agent, the Collateral Agent or the Owner Trustee, any officer within their respective Corporate Trust Office including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee, the Trust Collateral Agent or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of, and familiarity with, the particular subject.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  "Scheduled Receivable Payment" means, with respect to a Receivable, that portion of the payment required to be made by the Obligor during the respective Collection Period sufficient to amortize the Principal Balance under the Simple Interest Method over the term of the Receivable and to provide interest at the APR.

                  "Secured Parties" means the Note Insurer and the Indenture Trustee.

                  "Securities" means the Notes and the Certificate.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Servicer" means the Master Servicer; provided that if the Master Servicer has been removed pursuant to Section 4.04 or 8.01 hereof, "Servicer" shall mean the Back-up Servicer or such other Person appointed as the successor Servicer pursuant to Section 8.03 hereof.

                  "Servicer Default" has the meaning ascribed thereto in Section
8.01 hereof.

                  "Servicer Extension Notice" means the notice delivered pursuant to Section 4.04 hereof.

                  "Servicer Fee" means the sum of the Servicing Fee and the Supplemental Servicing Fee and all reasonable out-of-pocket expenses of the Servicer (which expenses shall not exceed the sum of $75,000 in the aggregate over the term of the Notes, excluding any out-of-pocket expenses reasonably incurred by the Servicer in enforcing a Defaulted Receivable, to the extent that such expenses reduced the amount of Liquidation Proceeds with respect to such Defaulted Receivable).

                  "Servicer Fee Rate" shall be 1.00% per annum.

                  "Servicer's Certificate" means a certificate completed and executed by the Servicer by the chairman of the board, the vice chairman, the president, any vice president, the treasurer, any assistant treasurer, the chief financial officer, the secretary, any assistant secretary, the controller, or any assistant controller of the Servicer pursuant to Section 4.12 hereof.

                  "Servicing Fee" means, for any Collection Period, a fee payable to the Servicer for services rendered during such Collection Period, which shall be the product of (i) 1/12th of the Servicer Fee Rate and (ii) the aggregate Principal Balance of the Receivables as of the first day of such Collection Period.

                  "Simple Interest Method" means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the unpaid Principal Balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under which the obligation was made and the remainder of such payment is allocable to principal.

                  "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

                  "Spread Account" means the account designated as such, established and maintained pursuant to Section 3.01 of the Spread Account Agreement.

                  "Spread Account Additional Deposit" means, as of any Subsequent Transfer Date, an amount equal to 0.25% of the Principal Balance of the Subsequent Receivables as of the related Subsequent Cut-off Date to be transferred to the Trust on such Subsequent Transfer Date.

                  "Spread Account Agreement" means the Master Spread Account Agreement dated as of August 1, 2002 among the Note Insurer, the Transferor and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Spread Account Initial Deposit" means an amount equal to 0.25% of the Initial Pool Balance (which is equal to $90,001.34).

                  "Spread Account Release Amount" means, with respect to any Distribution Date, the excess of amounts on deposit in the Spread Account (after giving effect to the withdrawal of any Deficiency Claim Amounts on such Distribution Date) over the Requisite Amount with respect to such Distribution Date.

                  "State" means any state or commonwealth of the United States of America, or the District of Columbia.

                  "Subsequent Assignment" means each assignment dated as of the related Subsequent Cut-off Date by the Originator to the Transferor substantially in the form of Exhibit B to the Purchase Agreement, pursuant to which Subsequent Receivables are conveyed to the Transferor.

                  "Subsequent Cut-off Date" means, with respect to each Subsequent Receivable, the close of business on the last day of the calendar month immediately preceding the related Subsequent Transfer Date, or such other date as may be specified in the related Transfer Agreement.

                  "Subsequent Receivables" means the Receivables transferred by the Originator to the Transferor pursuant to a Subsequent Assignment and by the Transferor to the Trust pursuant to a Transfer Agreement, in each case on the related Subsequent Transfer Date, which Receivables will be listed on Schedule A to the related Subsequent Assignment and Transfer Agreement.

                  "Subsequent Transfer Date" means the date or dates during the Funding Period on which the Subsequent Receivables are acquired from the Transferor.

                  "Successor Servicer Fee" means, for any Collection Period, the Servicing Fee, or such higher fee as approved by the Note Insurer in its sole and absolute discretion.

                  "Supplemental Servicing Fee" has the meaning set forth in
                  Section 4.11(b) hereof. "Total Principal Distributable Amount" means, with respect to any Distribution Date, the sum of
(i) the portion of Available Funds relating to principal for the Collection Period immediately preceding such Distribution Date, (ii) an amount equal to (A) the aggregate Principal Balances of all Receivables that became Charged-Off Receivables during the related Collection Period, in each case immediately prior to the charge-off of such Receivable minus (B) any Liquidation Proceeds allocable to principal with respect to such Charged-Off Receivables received during such Collection Period, (iii) the aggregate amount of Cram Down Losses with respect to the Receivables incurred during the Collection Period immediately preceding such Distribution Date and (iv) any portion refunded to Obligors during the related Collection Period of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed; provided that, if such Distribution Date is the first Distribution Date following the Funding Termination Date, the amount referenced in clause (i) for such Distribution Date shall include the amount, if any, transferred from the Pre-Funding Account to the Collection Account pursuant to Section 5.07(b).

                  "Transfer Agreement" means the Transfer Agreement in the form of Exhibit G hereto.

                  "Transferor" means United Fidelity Finance, LLC, a Delaware limited liability company, and its successors.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trigger Event" has the meaning set forth in the Spread Account Agreement.

                  "Trust" means the Issuer.

                  "Trust Agreement" means the trust agreement dated as of August 1, 2002, between the Transferor and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Trust Accounts" means the Collection Account, the Class A Note Distribution Account, the Class B Note Distribution Account, the Certificate Distribution Account, the Policy Payments Account, the Pre-Funding Account and the Capitalized Interest Account.

                  "Trust Collateral Agent" means the Person acting as Trust Collateral Agent hereunder, its successors in interest and any successor Trust Collateral Agent hereunder.

                  "Trust Collateral Agent Fee" means the fees and reasonable expenses payable on each Distribution Date to the Trust Collateral Agent in consideration for the performance of its duties as Trust Collateral Agent, Indenture Trustee and Collateral Agent. For any Collection Period, the fee payable to the Trust Collateral Agent for services rendered during such Collection Period, shall be the sum of (a) the greater of $1,000 per month or the product of (i) 1/12th of the Trust Collateral Agent Fee Rate and (ii) the aggregate Principal Balance of the Receivables as of the first day of such Collection Period; (b) the product of (i) 1/12th of $2.00 and (ii) the number of Receivables Files held in its possession; (c) the product of (i) the number of Subsequent Receivables Files received during the Collection Period and (ii) $2.00; and (d) the product of (i) the number of Receivables Files released to the Servicer during the Collection Period and (ii) $2.00.

                  "Trust Collateral Agent Fee Rate" means .04% per annum.

                  "Trust Property" has the meaning set forth in Section 2.02(c) hereof.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                  "Underwriting Agreement" means the Underwriting Agreement relating to the Notes, dated September 19, 2002, among the Originator, the Transferor and City Securities Corporation, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "United Fidelity" means United Fidelity Finance, LLC, a Delaware limited liability company.

                  "United Fidelity Auto Receivables Trust 2002-A" means United Fidelity Auto Receivables Trust 2002-A, a Delaware business trust.

                  "Weighted Average Note Rate" means, as of any Determination Date, the weighted average of the Class A-1 Note Rate, the Class A-2 Note Rate, the Class A-3 Note Rate and the Class B Note Rate (weighted based on the outstanding Class A-1 Note Balance, the outstanding Class A-2 Note Balance, the outstanding Class A-3 Note Balance and the outstanding Class B Note Balance as of such Determination Date).

                  "Wells Fargo" means Wells Fargo Bank Minnesota, National Association, a national banking association.

SECTION 1.02      Other Definitional Provisions.
                  -----------------------------

(a) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect from time to time. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

(c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

(d) With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

(e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

SECTION 1.03      Closing Date and Record Date.
                  ----------------------------

                  All references to the Record Date prior to the first Distribution Date in the life of the Trust shall be to the Closing Date.

SECTION 1.04      Section References.
                  ------------------

                  All section references shall be to Sections in this Agreement (unless otherwise provided).

SECTION 1.05      Compliance Certificates.
                  -----------------------

                  Upon any application or request by the Originator, the Transferor, the Back-up Servicer or the Master Servicer to the Trust Collateral Agent to take any action under any provision herein, such requesting party shall furnish to the Trust Collateral Agent and the Note Insurer, an Officer's Certificate stating that all conditions precedent, if any, provided for herein relating to the proposed action have been complied with, except that in the case of any other such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

                  Every certificate with respect to compliance with a condition or covenant provided herein shall include a statement that each individual signing such certificate has read such covenant or condition and the definitions and other provisions herein relating thereto.

SECTION 1.06      Directions.
                  ----------

                  Subject to Section 12.21, any direction required to be given by the Noteholders shall be given hereunder by the Note Insurer, unless an Insurer Default shall have occurred and be continuing, in which case the Majority Noteholders shall be entitled to give such direction.

SECTION 1.07      Calculations.
                  ------------

                  All calculations of the amount of the Servicing Fee, the Successor Servicer Fee, the Trust Collateral Agent Fee and the Back-up Servicer Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All references to the Principal Balance of a Receivable as of the last day of a Collection Period shall refer to the close of business on such day.

SECTION 1.08      Action by or Consent of Noteholders.
                  -----------------------------------

                  Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders, such provision shall be deemed to refer to Noteholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders. Solely for the purposes of any action to be taken or consented to by Noteholders, any Note registered in the name of the Transferor, Wells Fargo, the Servicer or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account in determining whether the requisite interest necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Indenture Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes which the Indenture Trustee or the Trust Collateral Agent actually knows to be so owned shall be so disregarded.

SECTION 1.09      Material Adverse Effect.
                  -----------------------

                  Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Issuer or Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Note Policy. Whenever a determination is to be made under this Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Issuer, the Noteholders or the Note Insurer (or any similar or analogous determination), such determination shall be made by the Controlling Party in its reasonable discretion.

                                   ARTICLE II
            CONVEYANCE OF TRUST PROPERTY; FURTHER ENCUMBRANCE THEREOF

SECTION 2.01      Conveyance of Initial Receivables.
                  ---------------------------------

                  In consideration of the Trust's delivery to or upon the order of the Transferor on the Closing Date of the Certificate and the net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to or upon the order of the Transferor in accordance with the terms of this Agreement and the Spread Account Agreement, the Transferor does hereby sell, transfer, assign, set over and otherwise convey to the Trust, without recourse (subject to the obligations set forth herein), all right, title and interest of the Transferor in and to:

(i) the Initial Receivables and all amounts received thereon after the Initial Cut-off Date and all amounts due thereunder on or before the Initial Cut-off Date but received after the Initial Cut-off Date;

(ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any accessions thereto, and any other interest of the Transferor in such Financed Vehicles and accessions, including, without limitation, the certificates of title and other evidences of ownership with respect to such Financed Vehicles;

(iii) any proceeds from claims on any physical damage, credit life or disability, GAP or other insurance policies thereon covering the Financed Vehicles or the Obligors relating to the Initial Receivables and any proceeds from the liquidation of Initial Receivables or Financed Vehicles;

(iv) all property (including the right to receive future Liquidation Proceeds) that secures an Initial Receivable and that has been acquired by or on behalf of the Issuer pursuant to the liquidation of such Initial Receivable;

(v) the Purchase Agreement and this Agreement, insofar as such right, title and interest relates to the Initial Receivables, or the Receivable Files or Financed Vehicles relating thereto, including the right of the Transferor to cause the Originator to repurchase the Initial Receivables from the Issuer or the Transferor or to make indemnity payments in respect thereof under the circumstances set forth in the Purchase Agreement;

(vi)     the Dealer Recourse relating to the Initial Receivables;

(vii) rebates or refunds of premiums and other amounts relating to insurance policies and other items financed under the Initial Receivables or otherwise covering an Obligor or a Financed Vehicle;

(viii) all amounts and property from time to time held in or credited to any of the Trust Accounts and the Lock-Box Account;

(ix) the Receivable Files and all other documents that the Originator keeps on file in accordance with its customary procedures relating to the Initial Receivables, or the Obligors or Financed Vehicles relating thereto; and

(x)      the proceeds of any and all of the foregoing.

                  Such sale shall be effective as of the Initial Cut-off Date with respect to all Trust Property and other property and rights appurtenant thereto.

SECTION 2.02      Conveyance of Subsequent Receivables.
                  ------------------------------------

(a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Issuer's delivery on each Subsequent Transfer Date to or upon the order of the Transferor of the amount described in Section 5.07(a) to be delivered to or upon the order of the Transferor on such date, the Transferor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer without recourse (subject to the obligations set forth herein), all right, title and interest of the Transferor in and to:

(i) the Subsequent Receivables listed on Schedule A to the related Transfer Agreement and all amounts received after the applicable Subsequent Cut-off Date and all amounts due thereunder on or before the applicable Subsequent Cut-off Date but received after such Subsequent Cut-off Date;

(ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any accessions thereto, and any other interest of the Transferor in such Financed Vehicles and accessions, including, without limitation, the certificates of title and other evidence of ownership with respect to such Financed Vehicles;

(iii) any proceeds from claims on any physical damage, credit life or disability, GAP or other insurance policies thereon covering the Financed Vehicles or the Obligors relating to the Subsequent Receivables and any proceeds from the liquidation of the Subsequent Receivables or Financed Vehicles;

(iv) all property (including the right to receive future Liquidation Proceeds) that secures a Subsequent Receivable and that has been acquired by or on behalf of the Issuer pursuant to the liquidation of such Subsequent Receivable;

(v) the Purchase Agreement, the related Transfer Agreement and this Agreement, insofar as such right, title and interest relates to the Subsequent Receivables or the Receivable Files or Financed Vehicles relating thereto, including the right of the Transferor to cause the Originator to repurchase the Subsequent Receivables from the Transferor or the Issuer or to make indemnity payments in respect thereof under the circumstances set forth in the Purchase Agreement;

(vi)     the Dealer Recourse relating to the Subsequent Receivables;

(vii) rebates or refunds of premiums and other amounts relating to insurance policies and other items financed under the Subsequent Receivables or otherwise covering an Obligor or a Financed Vehicle;

(viii) the Receivable Files and all other documents that the Originator keeps on file in accordance with its customary procedures relating to the Subsequent Receivables, or the Obligors or Financed Vehicles relating thereto; and

(ix)     the proceeds of any and all of the foregoing.

                  Such sale shall be effective with respect to the applicable Subsequent Receivables as of the related Subsequent Cut-off Date with respect to all Trust Property and other property and rights appurtenant thereto.

(b) The Transferor shall transfer to the Trust the Subsequent Receivables and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i) the Transferor (1) shall have provided the Trust Collateral Agent, the Owner Trustee, the Note Insurer and the Rating Agencies with an Addition Notice not later than five Business Days prior to such Subsequent Transfer Date, (2) shall have provided the Trust Collateral Agent and the Note Insurer with an electronic transmission of the information on the related Subsequent Receivables set forth in such Addition Notice in a format acceptable to each of the Trust Collateral Agent and the Note Insurer no later than such fifth Business Day prior to the related Subsequent Transfer Date and (3) shall have provided any other information reasonably requested by any of the foregoing with respect to the Subsequent Receivables;

(ii) the Originator shall have delivered to the Transferor, a written Subsequent Assignment, which shall include a list of the Subsequent Receivables so transferred attached thereto as Schedule A;

(iii) the Transferor shall have delivered to the Owner Trustee and the Trust Collateral Agent a duly executed Transfer Agreement which shall include supplements to Schedule A, listing the Subsequent Receivables to be transferred on such Subsequent Transfer Date;

(iv) the Servicer shall have deposited in the Collection Account all collections in respect of the Subsequent Receivables which were received by the Servicer on or after the related Subsequent Cut-off Date;

(v) as of each Subsequent Transfer Date, (A) neither the Transferor nor the Originator shall be insolvent or become insolvent as a result of the transfer of Subsequent Receivables on such Subsequent Transfer Date,
         (B) neither the Transferor, nor the Originator shall intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of each of the Transferor and the Originator shall not constitute unreasonably small capital to carry out its respective business as conducted;

(vi)     the Funding Period shall not have terminated;

(vii) after giving effect to any transfer of Subsequent Receivables on a Subsequent Transfer Date, the Subsequent Receivables transferred to the Trust pursuant hereto shall meet the following criteria (based on the characteristics of the Initial Receivables on the Initial Cut-off Date and the Subsequent Receivables on the related Subsequent Cut-off
         Date) as such information is provided to the Trust Collateral Agent by the Servicer: (A) the weighted average APR of the Receivables transferred to the Trust shall not be less than 8.75%, unless, with the prior consent of the Rating Agencies and the Note Insurer, the Transferor increases the Spread Account Additional Deposit with respect to such Subsequent Receivables by the amount required by the
         Note Insurer; (B) the remaining term to scheduled maturity of the Receivables transferred to the Trust shall not be greater than 72 months nor less than 12 months;

(viii) each of the representations and warranties made by the Transferor pursuant to Section 3.01 with respect to the Subsequent Receivables to be transferred on such Subsequent Transfer Date shall be true and correct as of the related Subsequent Transfer Date and the representations and warranties made by the Originator with respect to each such Subsequent Receivable being transferred to the Trust on such Subsequent Transfer Date in Section 3.2(b) of the Purchase Agreement shall be true and correct as of such Subsequent Transfer Date, and the Transferor shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

(ix) each of the Originator and the Transferor shall, at its own expense, on or prior to the Subsequent Transfer Date indicate in its computer files that the Subsequent Receivables identified in the related Transfer Agreement have been sold to the Trust pursuant to this Agreement and the related Transfer Agreement;

(x) each of the Originator and the Transferor shall have taken any action required to maintain the first priority perfected ownership interest of the Trust in the Trust Property and the first perfected security interest of the Trust Collateral Agent in the Collateral;

(xi) no selection procedures adverse to the interests of the Noteholders or the Note Insurer shall have been utilized in selecting the Subsequent Receivables;

(xii) the addition of any such Subsequent Receivables shall not result in a material adverse tax consequence to the Trust or the Noteholders;

(xiii)   the Transferor shall have delivered (A) to the Rating Agencies and the
         Note Insurer Opinions of Counsel with respect to the transfer of such Subsequent Receivables substantially in the form of the Opinions of Counsel delivered to the Rating Agencies and the Note Insurer on the Closing Date relating to true sale, perfection, nonconsolidation and such other matters satisfactory in form and substance to the Rating Agencies, the Note Insurer and the Trust Collateral Agent and (B) to the Trust Collateral Agent the Opinion of Counsel required by Section 12.02(h)(1);

(xiv) the conveyance of the Subsequent Receivables shall not result in a qualification, modification or withdrawal of the then-current ratings of the Notes, provided that written confirmation of such ratings shall not be required from the Rating Agencies;

(xv) the Note Insurer, in its absolute and sole discretion, shall have approved the transfer of such Subsequent Receivables to the Trust and the Note Insurer shall have been reimbursed for any reasonable fees and expenses incurred by the Note Insurer in connection with the granting of such approval;

(xvi) the Transferor shall have transferred the related Spread Account Additional Deposit to the Collateral Agent with respect to the Subsequent Receivables transferred on such Subsequent Transfer Date;

(xvii) the Transferor shall have delivered to the Note Insurer and the Trust Collateral Agent an Officers' Certificate confirming the satisfaction of each condition precedent specified in Section 5 of the Transfer Agreement and this paragraph (b) and certifying that:

(A) such conveyance of Subsequent Receivables by the Transferor to the Trust on the related Subsequent Transfer Date was made in good faith for legitimate business purposes and was not made with intent to hinder, delay or defraud any Person to which the Transferor has been, is or will become, on or after the related Subsequent Transfer Date, indebted;

(B) the Transferor did not receive less than a reasonably equivalent value in exchange for the conveyance of the Subsequent Receivables by the Transferor to the Issuer on the related Subsequent Transfer Date pursuant to the related Transfer Agreement;

(C) the Transferor is not insolvent on the related Subsequent Transfer Date and will not become insolvent as a result of the conveyance of the Subsequent Receivables by the Transferor to the Issuer on the related Subsequent Transfer Date pursuant to the related Transfer Agreement;

(D) the Transferor is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which any property remaining with the Transferor after such business or transaction would be an unreasonably small amount of capital; and

(E) the Transferor has not incurred, and does not believe that it will incur, debts that would be beyond the Transferor's ability to pay as such debts mature;

(xviii) the Originator shall have delivered to the Note Insurer and the Trust Collateral Agent an Officer's Certificate confirming the satisfaction of each condition precedent specified in Section 5 of the related Transfer Agreement and this paragraph (b) and certifying that:

(A) such sale of Subsequent Receivables by the Originator to the Transferor on the related Subsequent Transfer Date was made in good faith for legitimate business purposes and was not made with intent to hinder, delay or defraud any Person to which the Originator has been, is or will become, on or after the related Subsequent Transfer Date, indebted;

(B) the Originator has not received less than a reasonably equivalent value in exchange for the sale of the Subsequent Receivables by the Originator to the Transferor on the related Subsequent Transfer Date pursuant to the Purchase Agreement and the related Subsequent Assignment;

(C) the Originator is not insolvent on the related Subsequent Transfer Date and will not become insolvent as a result of the sale of the Subsequent Receivables by the Originator to the Transferor on the related Subsequent Transfer Date pursuant to the Purchase Agreement and the related Subsequent Assignment;

(D) the Originator is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which any property remaining with the Originator after such business or transaction would be an unreasonably small amount of capital; and

(E) the Originator has not incurred, and does not believe that it will incur, debts that would be beyond the Originator's ability to pay as such debts mature;

(xix) the Transferor shall have caused a firm of independent accountants to deliver to the Trust Collateral Agent and the Note Insurer written confirmation that the Receivables, including the related Subsequent Receivables, meet the following criteria:

          (1) the weighted average remaining term of the Receivables will be no more than 72 months and the weighted average original term for the Receivables will be no less than 12 months;

               (2) each Subsequent Receivable will have a minimum APR no lower than the lowest APR of any Initial Receivable;

               (3) each Receivable will have an original term of no less than 12 months and no more than 72 months, and no initial payment on any such Receivable will be due more than 45 days after the Origination Date of such Receivable;

               (4) the weighted average APR for the Receivables will be greater than or equal to 8.75%;

               (5) each Receivable has a minimum Fair Isacc Creditdesk score of at least 190;

               (6) the weighted average EMPIRICA, a full service generic credit bureau scorecard system developed jointly by Trans Union Corporation and The Fair Isaac Companies, (also referred to herein as "FICO") score for the Receivables at the time of origination of the Receivables will be at least 700;

               (7) based on the location of the Dealers, the percentages of Receivables (by Principal Balances of the Receivables as of the related Cut-off Date) originated by or through dealers in Illinois, Indiana and Kentucky will not be more than 46%, 31% and 37%, respectively, and no more than 5% of the Receivables (based on the Principal Balances of the Receivables as of the applicable Cut-off
          Date) were originated in any single state other than Indiana, Kentucky and Illinois;

               (8) the Obligors with respect to not more than 35% of the Receivables (by Principal Balance of the Receivables as of the related Cut-off Date) reside in Texas and California; and

               (9) no less than 21.5% (by Principal Balance of the Receivables as of the related Cut-off Date) are attributable to the purchase of and secured by new Financed Vehicles.

(xx) the Transferor shall satisfy the document delivery requirements for such Subsequent Receivables as specified in Section 3.03;

(xxi) on or before such Subsequent Transfer Date, the Transferor shall have provided any information reasonably requested by the Rating Agencies, the Note Insurer or the Trust Collateral Agent with respect to any Subsequent Receivables; and

(xxii) the Trust Collateral Agent shall acknowledge receipt of files which the Transferor shall represent are the Receivable Files relating to the Subsequent Receivables and the Trust Collateral Agent shall have reviewed the Receivable Files relating to the Subsequent Receivables and shall have determined that it has received a Receivable File for each Subsequent Receivables identified in the supplement to the Schedule of Receivables attached as Schedule A to the related Transfer Agreement.

(xxiii)  No Event of Default shall have occurred and be continuing.

                  The Transferor covenants that in the event any of the foregoing conditions precedent are not satisfied with respect to any Subsequent Receivables on the date required as specified above, the Transferor will immediately repurchase such Subsequent Receivable from the Trust, at a price equal to the Purchase Amount thereof, in the manner specified in Section 4.10.

(c) The items described in clauses (i)-(x) of Section 2.01 and clauses (i)-(ix) of Section 2.02(a), together, shall constitute the Trust Property (the "Trust Property") conveyed by the Transferor. It is the intention of the Transferor that each transfer and assignment contemplated by Sections 2.01 and 2.02(a) hereof with respect to the Initial Receivables and the Subsequent Receivables, respectively, shall constitute a sale of the Initial Receivables, the Subsequent Receivables and other Trust Property from the Transferor to the Issuer and the beneficial interest in and title to the Initial Receivables, the Subsequent Receivables and the other Trust Property shall not be part of the Transferor's estate in the event of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy law. In the event that, notwithstanding the intent of the Transferor, the transfer and assignment contemplated hereby is held by a court of competent jurisdiction not to be a sale, the parties intend that this Agreement constitute a security agreement under the UCC (including the UCC as in effect in the State of New York) and applicable law, and the Transferor hereby grants to the Issuer a first priority security interest in, to and under the Trust Property all proceeds thereof for the purpose of securing the obligations of Transferor to Issuer hereunder.

(d) In consideration of the sale of the Initial Receivables, the Trust shall (i) pay to the Transferor on the Closing Date a cash purchase price equal to the aggregate Principal Balances of the Receivables as of the Initial Cut-off Date and (ii) deliver to the Transferor, the Certificate. With respect to the cash portion of the purchase price, the Transferor directs (i) as described in
Section 5.06(a), that the Spread Account Initial Deposit be deposited in the Spread Account, (ii) as described in Section 5.07(a), that the Original Pre-Funding Balance be deposited in the Pre-Funding Account and (iii) as described in Section 5.08(a), that the Capitalized Interest Account Deposit be deposited in the Capitalized Interest Account. In consideration of the sale of any Subsequent Receivables, the Trust shall pay to or upon the order of the Transferor on the relevant Subsequent Transfer Date the amount provided in
Section 5.07(a), and with respect thereto, the Transferor hereby directs that the related Spread Account Additional Deposit be deducted from such amount and deposited in the Spread Account as described in Section 5.06(a).

SECTION 2.03      Further Encumbrance of Trust Property.
                  -------------------------------------

(a) Immediately upon the conveyance to the Trust by the Transferor of any item of the Trust Property pursuant to Section 2.01 and 2.02, all right, title and interest of the Transferor in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Business Trust Statute (as defined in the Trust Agreement).

(b) Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber such Trust Property but only in accordance with the terms of the Basic Documents. Pursuant to the Indenture, the Trust shall grant a security interest in the Trust Property to secure the repayment of the Notes. The Certificate shall represent the beneficial ownership interest in the Trust Property, and the Certificateholder and the Noteholders shall be entitled to receive distributions with respect thereto as set forth herein and pursuant to the Trust Agreement and the Indenture, respectively.

(c) The Trust Collateral Agent shall, at such time as there are no Notes outstanding, the Note Policy has expired in accordance with its terms and all sums due to (i) the Indenture Trustee pursuant to Section 6.7 of the Indenture,
(ii) the Trust Collateral Agent pursuant to Section 9.05 hereof, and (iii) the
Note Insurer pursuant to this Agreement and the Insurance Agreement have been paid, upon instructions from the Indenture Trustee pursuant to Section 8.2 of the Indenture, release any remaining portion of the Trust Property to the Certificateholder.

(d) Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Certificate, remain as covenants of the Issuer for the benefit of the Certificateholder, enforceable by the Certificateholder to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Indenture Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholder.

SECTION 2.04      Assignment by Transferor.
                  ------------------------

                  The Transferor does hereby transfer, assign and otherwise convey unto the Issuer, for the benefit of the Noteholders and the Note Insurer, its right to any recourse to the Originator resulting from the occurrence of a breach of any of the Originator's representations and warranties contained in
Section 3.2(b) of the Purchase Agreement and Section 4 of each Transfer Agreement or from the failure of the Originator to comply with its obligations pursuant to Section 5.5 or Section 6.2 of the Purchase Agreement. The provisions of this Section 2.04 are intended to grant the Issuer a direct right against the Originator to demand performance under the terms of the Purchase Agreement and each Transfer Agreement.

                                  ARTICLE III
                                  THE CONTRACTS

SECTION 3.01      Representations and Warranties.
                  ------------------------------

                  The Transferor hereby makes each of the following representations and warranties with respect to the Receivables for the benefit of the Issuer, the Indenture Trustee, the Trust Collateral Agent and the Note Insurer on which the Issuer relies in acquiring the Receivables, the Indenture Trustee relies in performing its obligations under the Indenture, the Trust Collateral Agent relies in connection with performance of its obligations under the Basic Documents and the Note Insurer relies in issuing the Note Policy. Such representations and warranties speak (unless otherwise specified) as of the execution and delivery of this Agreement on the Closing Date (as to Receivables transferred to the Trust on the Closing Date) and each Subsequent Transfer Date (as to Receivables transferred to the Trust on such Subsequent Transfer Date), but shall in each case survive the sale, transfer, and assignment of the Receivables to the Trust and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (i) With respect to each Receivable, the Origination Date of such Receivable is, or will be, as applicable, on or after December 8, 1997. Each Receivable (a) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, such Dealer had all necessary licenses and permits to originate such Receivable in the State where such Dealer was located, has been fully and properly executed by the parties thereto, has been purchased by the Transferor either (i) directly from the Originator or (ii) from the Originator, which purchased such Receivables from such Dealer, under an existing Dealer Agreement with the Originator, in connection with the sale of Financed Vehicles by the Dealer, and has been validly assigned by such Dealer to the Originator, and in turn has been validly assigned by the Originator to the Transferor pursuant to the Purchase Agreement and, with respect to the Initial Receivables, the Initial Assignment, or with respect to the Subsequent Receivables, the related Subsequent Assignment and validly assigned to the Trust by the Transferor pursuant to this Agreement and, with respect to the Subsequent Receivables, the related Transfer Agreement, (b) creates a valid, subsisting, and enforceable first priority security interest for the benefit of the Originator in the Financed Vehicle, which security interest has been, in turn, validly assigned by the Originator directly to the Transferor (c) contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (d) provides for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate over an original term of no less than 12 months and no greater than 72 months; provided, however, that 25 of the Initial Receivables providing for 72 monthly payments may have a first payment that is due up to 90 days before the related Origination Date, (e) provides for, in the event that such Receivable is prepaid in full, a prepayment that fully pays the Principal Balance, (f) is a Simple Interest Receivable and (g) was originated by a Dealer to an Obligor and was originated and sold by the Dealer to the Originator, without any fraud or misrepresentation on the part of such Dealer or on the part of the Obligor.

     (ii) The information set forth in Schedule A to this Agreement, as the same may be supplemented from time to time in accordance with the terms hereof, is true and correct in all material respects as of the close of business on each Cut-off Date, and no selection procedures adverse to the Noteholders or the Note Insurer have been or will be utilized in selecting the Receivables.

     (iii) Each Receivable and the sale of the related Financed Vehicle and the sale of any extended warranty protection plan costs, or of physical damage, credit life or disability insurance included in the Amount Financed related thereto complied at the time it was originated or made and complies at the execution of this Agreement with respect to an Initial Receivable, or at the execution of the related Transfer Agreement in the case of a Subsequent Receivable, in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z effective October 1, 1998 concerning negative equity loans), the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

     (iv) Each Receivable represents the genuine, legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity, no Obligor has any right of action against the Transferor, the Master Servicer, the Back-up Servicer or the Trust or any right to any offset, counterclaim or rescission, no such right has been asserted or threatened with respect to any Receivable, and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

     (v) None of the Receivables is due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

     (vi) To the knowledge of the Transferor, no Obligor was the subject of a bankruptcy proceeding at the time of origination of the related Receivable.

     (vii) Immediately prior to the sale, assignment, and transfer thereof pursuant to the Purchase Agreement and, with respect to the Initial Receivables, the Initial Assignment, or with respect to the Subsequent Receivables, the related Subsequent Assignment, and immediately prior to the sale, assignment, and transfer thereof pursuant to Section 2.01 or Section 2.02(a) hereof, as applicable, and, with respect to a Subsequent Receivable, pursuant to the related Transfer Agreement, each Receivable was secured by a validly perfected first priority security interest in the Financed Vehicle for the benefit of the Originator as secured party and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials or any other non-consensual lien affecting a Financed Vehicle arising subsequent to the Closing Date or the related Subsequent Transfer Date, as applicable), or all necessary and appropriate actions had been commenced (including the filing of the related applications for certificates of title with the related department of motor vehicles) that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of the Transferor as secured party. Immediately after the sale, assignment and transfer thereof to the Trust, although the related certificates of title will not indicate the Trust or Indenture Trustee as secured party, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Indenture Trustee as secured party for the benefit of the Noteholders and the Note Insurer, which security interest is prior to all other Liens in such Financed Vehicle.

     (viii) Based on the location of the Dealers and the Principal Balances of the Initial Receivables as of the Initial Cut-off Date, approximately 26.93%, 30.51% and 41.03% of the Initial Receivables were originated in Indiana, Kentucky and Illinois, and no more than 5% of the Initial Receivables were originated in any other single state. As of each Subsequent Transfer Date, no more than 5% of the Receivables (based on the Principal Balances of the Receivables as of the applicable Cut-off Date) will have been originated in any single state other than Indiana, Kentucky and Illinois.

     (ix) No later than 15 days after the Closing Date or the applicable Subsequent Transfer Date, each Obligor will have been notified by the Originator to make payments with respect to its respective Receivable directly to the Lock-Box, and will provide each Obligor with a new coupon book in order to enable such Obligor to make payments directly to the Lock-Box.

     (x) No Receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part.

     (xi) No provision of a Receivable has been waived, altered, amended or modified in any respect since its origination, except by instruments or documents contained in the related Receivable File on the Closing Date or the related Subsequent Transfer Date, as applicable. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     (xii) To the best of the Transferor's knowledge, no liens or claims have been filed for work, labor, storage or materials relating to a Financed Vehicle that are prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

     (xiii) Except for contractual delinquencies continuing for a period of not more than 30 days as of the Cut-off Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable has occurred and, to the Originator's knowledge there was no material misrepresentation by any Obligor on such Obligor's credit application; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen and the Originator shall not waive and has not waived any of the foregoing.

     (xiv) At the time of origination of a Receivable, (A) the Originator, in accordance with its customary procedures, has either (i) determined that the Obligor has obtained physical damage insurance covering the Financed Vehicle or has applied for such insurance (a) in an amount at least equal to the lesser of
(x) the actual cash value of the related Financed Vehicle or (y) the unpaid Principal Balance of such Receivable, (b) naming the Originator as loss payee and (c) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision damage and each Receivable requires the Obligor to obtain and maintain such insurance naming the Originator and its successors and assigns as an additional insured or loss payee, or (ii) obtained a Vendor Single Interest Policy covering the Financed Vehicle; (B) each Receivable that finances the cost of premiums for physical damage, credit life or disability insurance is covered by an insurance policy and certificate of insurance naming the Originator as policyholder (creditor) or loss payee under each such insurance policy and certificate of insurance; and (C) as to each Receivable that finances the cost of an extended warranty protection plan, the respective Financed Vehicle which secures the Receivable is covered by such extended warranty protection plan. The Originator has not force-placed insurance on such Financed Vehicle at any time.

     (xv) It is the intention of the Transferor that each transfer and assignment herein contemplated pursuant to Section 2.01 or Section 2.02(a), as applicable, will constitute on the Closing Date or the Subsequent Transfer Date, as applicable, a sale of the Receivables from the Transferor to the Trust and that the beneficial interest in and title to the Receivables not be part of the Transferor's estate in the event of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by the Transferor to any Person other than the Trust. Immediately prior to each transfer and assignment of each Receivable herein contemplated pursuant to Section 2.01 or Section 2.02(a), as applicable, the Transferor will have good and marketable title to such Receivable free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Trust shall have good and marketable title to such Receivable, free and clear of all Liens and rights of others; and each such transfer has been perfected under the UCC. Without limiting the generality of the foregoing, no Dealer has any right, title or interest in respect of any Receivable. Neither the Transferor nor the Originator has taken any action to convey any right to any Person that would result in such Person having a right to payments received under any insurance policies related to the Receivables or the Financed Vehicles or the related Dealer Agreements or to payments due under such Receivables, other than granting certain Liens which will be released on or prior to the Closing Date or the related Subsequent Transfer Date.

     (xvi) No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement shall be unlawful, void, or voidable. The Originator has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

     (xvii) All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Trust a first priority perfected ownership interest in the Receivables and the proceeds thereof and the other Trust Property (other than the Financed Vehicles) will be made on or prior to the Closing Date or the related Subsequent Transfer Date, as applicable.

     (xviii) Each Receivable constitutes "tangible chattel paper" as defined in the UCC.

     (xix) Each Receivable transferred to the Trust had an original term to maturity of no less than 12 months and no greater than 72 months and a remaining term to maturity of at least one month but not greater than 72 months as of the applicable Cut-off Date; provided that 25 of the Initial Receivables providing for 72 monthly payments may have a first payment that is due up to 90 days after the related Origination Date. Each Receivable was originated on or before the applicable Cut-off Date.

     (xx) The weighted average original term to maturity of the Initial Receivables is 61.17 months as of the Initial Cut-off Date and the weighted average remaining term to maturity of the Initial Receivables was 46.66 months as of the Initial Cut-off Date. No greater than 1.91% by aggregate Principal Balance of the Initial Receivables as of the Initial Cut-off Date have an APR of less than 6% and the weighted average APR of the Initial Receivables as of the Initial Cut-off Date is 9.093%.

     (xxi) There is only one original executed copy of each Receivable, and such original and a complete Receivable File with respect to each Receivable has been delivered to the Trust Collateral Agent on or prior to the Closing Date with respect to an Initial Receivable or, with respect to a Subsequent Receivable, will be delivered to the Trust Collateral Agent on or prior to the related Subsequent Transfer Date.

     (xxii) As of the applicable Cut-off Date, no Financed Vehicle related to a Receivable has suffered a Casualty.

     (xxiii) The Transferor and its assignees has not assumed any obligation to Dealers or other originators or holders of the Receivables (including, but not limited to under dealer reserves) as a result of its purchase of the Receivables.

     (xxiv) No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Transferor or the Originator with respect to such Receivable.

     (xxv) Each Receivable is payable in U.S. dollars, and, to the best of the Transferor's knowledge, the Obligor thereon is an individual who is a U.S. resident.

     (xxvi) Each Receivable has a final Scheduled Receivable Payment at least six months prior to the Class B Stated Final Maturity Date.

     (xxvii) The number of Scheduled Receivable Payments that have been paid under each Receivable since the related Origination Date is at least one.

     (xxviii) Each Receivable has a Principal Balance of at least $1,011.56 and not greater than $46,163.13 as of the Cut-off Date.

     (xxix) No advances were made on behalf of the Obligor to satisfy any of the representations and warranties set forth herein with respect to the related Receivable.

     (xxx) No Financed Vehicle was repossessed on or prior to the applicable Cut-off Date, except for Financed Vehicles subject to Receivables on which the Obligor has paid, on or prior to the due date therefor, the four Scheduled Receivable Payments due immediately prior to the applicable Cut-off Date.

     (xxxi) Each Receivable satisfies in all material respects the requirements under the Originator's underwriting guidelines that were in effect as of the date the Receivable was purchased. Each Receivable originated by a Dealer was underwritten by the Originator pursuant to and in accordance with agreed upon and well articulated underwriting and documentation standards. The collection practices used with respect to each Receivable have been in all respects legal, proper, prudent and customary in the motor vehicle financing and servicing business.

     (xxxii) The servicing of each Receivable and the collection practices relating thereto have been lawful and in accordance with the standards set forth in this Agreement; other than the Master Servicer and the Back-up Servicer, no other person has the right to service any Receivable.

     (xxxiii) There are no proceedings pending, or to the best of the Transferor's knowledge, threatened, wherein the Obligor or any governmental agency has alleged that any Receivable is illegal or unenforceable.

     (xxxiv) As of the Closing Date or the related Subsequent Transfer Date, as applicable, the Transferor will have duly fulfilled all obligations to be fulfilled on the lender's part under or in connection with the origination, acquisition and assignment of the Receivables and the related Trust Property, including, without limitation, giving any notices or consents necessary to effect the acquisition of the Receivables and the related Trust Property by the Trust, and the pledge thereof to the Indenture Trustee pursuant to the Indenture. Neither the Originator nor the Transferor has done anything to convey any right to any Person that would result in such Person having a right to payments due under any Receivables (other than granting Liens thereon that will be released on or prior to the Closing Date or the related Subsequent Transfer Date, as applicable) or otherwise done anything to impair the rights of the Trust, the Noteholders or the Note Insurer in payments with respect thereto.

     (xxxv) Each sale, transfer, assignment and conveyance of the Receivables and the related Trust Property by the Transferor hereunder pursuant to Section
2.01 or Section 2.02(a) or the pledge by the Issuer to the Indenture Trustee pursuant to the Indenture is not subject to and will not result in any tax, fee or governmental charge payable by the Transferor, the Issuer, the Indenture Trustee or the Trust Collateral Agent to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Transferor as due. In the event that the Issuer, the Indenture Trustee or the Trust Collateral Agent receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables and the related Trust Property pursuant to Section 2.01 or Section 2.02(a) or the pledge by the Issuer to the Indenture Trustee pursuant to the Indenture, on written demand by the Issuer, the Indenture Trustee or the Trust Collateral Agent, or upon the Transferor's otherwise being given notice thereof by the Issuer, the Indenture Trustee or the Trust Collateral Agent, the Transferor shall pay, and otherwise indemnify and hold the Issuer, the Indenture Trustee, the Trust Collateral Agent and the Note Insurer harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee, the Trust Collateral Agent, the Issuer and the Note Insurer shall have no obligation to pay such Transfer Taxes).

     (xxxvi) Each Dealer that originated a Receivable for sale to the Originator has been selected by the Originator based on the Originator's underwriting criteria, its financial and operating history and record of compliance with requirements of applicable Federal and state law. Each Dealer from whom the Originator purchases Receivables directly has entered into an agreement with the Originator providing for the sale of motor vehicle loans from time to time by such Dealer to the Originator and is authorized to originate Receivables for sale to the Originator under the Originator's underwriting guidelines.

     (xxxvii) The Transferor used no selection procedures that identified the Receivables as being less desirable or valuable than other comparable motor vehicle loans originated or acquired by the Transferor.

     (xxxviii) The Computer Tape from which the selection of the Initial Receivables being acquired on the Closing Date was made available to the accountants that are providing a comfort letter to the Underwriter, the Initial Purchaser and the Note Insurer in connection with any information contained in the Prospectus and the Private Placement Memorandum, and such information is complete and accurate as of the Initial Cut-off Date and the Closing Date in all material respects and includes a description of the same Receivables that are described in the Prospectus and the Private Placement Memorandum and on Schedule A hereto and the payments due hereunder as of the Closing Date.

     (xxxix) By the Closing Date or the related Subsequent Transfer Date, as applicable, the Originator will have caused the portions of the Master Servicer's servicing records relating to the Receivables to be clearly and unambiguously marked to show that the Receivables constitute part of the Trust Property and are owned by the Issuer in accordance with the terms of this Agreement.

     (xl) As of the Closing Date, or the related Subsequent Transfer Date, there is no lien against any Financed Vehicle for delinquent taxes.

     (xli) At the time of origination of each Receivable, the proceeds of such Receivable were fully disbursed. There is no requirement for future advances thereunder, and all fees and expenses in connection with the origination of such Receivable have been paid.

     (xlii) No Receivable is due from an Obligor who has defaulted under a previous contract with the Transferor or the Originator.

     (xliii) The Dealer that sold each Receivable to the Originator has entered into a Dealer Agreement and such Dealer Agreement (along with any addenda thereto) constitutes the entire agreement between such Originator and the related Dealer with respect to the sale of such Receivable to the Originator. Each such Dealer Agreement is in full force and effect and is the legal, valid and binding obligation of such Dealer, there have been no material defaults by such Dealer or by the Originator under such Dealer Agreement; the Originator has fully performed all of its obligations under such Dealer Agreement; the Originator has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer Agreement; the purchase price (as specified in the applicable Dealer Agreement, if any) for such Receivable has been paid in full by the Originator; there is no other payment due to such Dealer from the Originator for the purchase of such Receivable; such Dealer has no right, title or interest in or to any Receivable; there is no prior course of dealing between such Dealer and the Originator which will affect the terms of such Dealer Agreement; any payment owed to such Dealer by the Originator is a corporate obligation of the Originator in the nature of a bonus for amounts collected by the Originator in excess of the purchase price for a Receivable.

     (xliv) Each Receivable contains provisions requiring the Obligor to assume all risk of loss or malfunction of the related Financed Vehicle and to maintain liability insurance with respect thereto, requiring the Obligor to pay all sales, use, property, excise and other similar taxes imposed on or with respect to the related Financed Vehicle and making the Obligor liable for all payments required to be made thereunder, without any setoff, counterclaim or defense for any reason whatsoever, subject only to the Obligor's right of quiet enjoyment.

     (xlv) No Receivable provides for the substitution, exchange or addition of any Financed Vehicle subject to such Receivable.

     (xlvi) The rights with respect to each Receivable are assignable by the Transferor without the consent of any Person other than consents which will have been obtained on or before the Closing Date or the related Subsequent Transfer Date, as applicable.

     (xlvii) To the best of the Transferor's knowledge, no Obligor is a Person involved in re-leasing or re-selling the Financed Vehicles.

     (xlviii) The Trust Collateral Agent holds the certificate of title or the application for a Lien Certificate for each of the Financed Vehicles as of the Closing Date, or with respect to a Subsequent Receivable, will hold the Lien Certificate or the application for a Lien Certificate for each of the related Financed Vehicles as of the related Subsequent Transfer Date, and the Master Servicer will obtain within 180 days of the Closing Date or the related Subsequent Transfer Date, as applicable, and deliver to the Trust Collateral Agent Lien Certificates with respect to each Financed Vehicle as to which the Trust Collateral Agent holds only such application.

     (xlix) No Receivable has been extended, rewritten or is subject to any forbearance, or any other such modified payment plan other than in accordance with the Originator's collection policies and procedures (of which the Trust Collateral Agent retains a copy and which is available from the Trust Collateral Agent upon request) as in effect on the Closing Date or the related Subsequent Transfer Date, as applicable.

     (l) The Purchase Agreement has been duly authorized, executed and delivered by the Originator and the Transferor and constitutes the legal, valid, binding obligation of each such entity, enforceable against it in accordance with its terms. The Purchase Agreement (including, without limitation, the provisions of Section 6.2 thereof relating to the reacquisition of the Receivables in certain events) is in full force and effect and there have been no defaults thereunder by the Transferor or the Originator, and the Originator and the Transferor have performed all of their obligations thereunder as of the Closing Date and each Subsequent Transfer Date, as applicable. The full purchase price payable by the Transferor for the Initial Receivables and the Subsequent Receivables as provided in the Purchase Agreement will be paid in full by the Transferor for the purchase thereof on or prior to the Closing Date or the related Subsequent Transfer Date, as applicable. All right, title and interest of the Originator in or to the Initial Receivables has been sold by Originator to the Transferor pursuant to the Purchase Agreement and the Initial Assignment in accordance with the terms thereof, and the Originator does not claim any right, title or interest in or to any of the Receivables. All right, title and interest of the Originator in or to the Subsequent Receivables will be sold by Originator to the Transferor pursuant to the Purchase Agreement and the related Subsequent Assignment in accordance with the terms thereof, and the Originator will not claim any right, title or interest in or to any of the Receivables.

     (li) The Originator, at the time of origination of each Receivable and as of the Closing Date, with respect to the Initial Receivables, and as of the applicable Subsequent Transfer Date, with respect to the Subsequent Receivables, was in possession of all state and local licenses (including all debt collection licenses) required for it to acquire and own such Receivable and service such Receivable in accordance with the Originator's collection policies and procedures in effect on such date and to perform its services as Master Servicer (including, without limitation, the services to be performed by the Servicer) hereunder, and none of such licenses has been suspended, revoked or terminated, except where the failure of the Originator to obtain and maintain any such license could not have a material adverse effect on the Issuer, the Note Insurer, the Noteholders or any Receivable or the Originator's ability to perform its obligations as Originator and Master Servicer under the Basic Documents.

SECTION 3.02      Repurchase Upon Breach.
                  ----------------------

(a) The Originator, the Transferor, the Servicer, the Back-up Servicer, the Trust Collateral Agent or the Issuer, as the case may be, shall inform the other parties to this Agreement and the Note Insurer promptly, in writing, upon the discovery of any breach of the Transferor's representations and warranties pursuant to Section 3.01 hereof (which, in the case of the Trust Collateral Agent shall mean actual knowledge of a Responsible Officer of the Trust Collateral Agent or receipt of written notice of such breach) without regard to any limitation set forth therein concerning the knowledge of the Transferor as to the facts stated therein. Unless the breach shall have been cured by the last day of the first full Collection Period following the discovery by, or notice to, the Transferor, the Transferor shall have an obligation, and the Trust Collateral Agent shall at the expense of the Transferor enforce such obligation of the Transferor, and, if necessary, the obligation of the Originator under the Purchase Agreement to repurchase any nonconforming Receivable that is materially and adversely affected by the breach or which materially and adversely affects the interest of the Noteholders, the Certificateholder or the Note Insurer, as of such last day; provided, however, that, notwithstanding the qualification of any of the representations and warranties contained in Section 3.01 as to the Transferor's knowledge, a breach in the substance of any such representation and warranty (without giving effect to such qualification as to knowledge) shall require the Transferor to perform its repurchase or cure obligations set forth in this Section 3.02. In consideration of the purchase of the Receivable, the Transferor shall remit, or cause the Originator to remit, the Purchase Amount, in the manner specified in Section 4.10 hereof. The sole remedies of the Trust Collateral Agent, the Issuer, the Indenture Trustee, the Noteholders and the Certificateholder with respect to a breach of the Transferor's representations and warranties pursuant to Section 3.01 hereof shall be to require the Transferor to repurchase the related Receivables pursuant to this Section or to enforce the obligation of the Originator to repurchase such Receivables and to indemnify for any such breach pursuant to the Purchase Agreement; provided, however, that the Transferor shall indemnify the Note Insurer, the Issuer and the Noteholders and each of their respective officers, employees, directors, agents and representatives against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. The Trust Collateral Agent shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section. Upon receipt of the Purchase Amount and any related indemnity payments, the Trust Collateral Agent shall release to the Transferor, the Originator or such party's designee, as applicable, the related Receivable File and shall execute and deliver all instruments of transfer or assignment, without recourse, as are prepared by such party and delivered to the Trust Collateral Agent and are necessary to vest in the Transferor, the Originator or such designee the Issuer's right, title and interest in the Receivable.

(b) If the Transferor fails to repurchase any Receivable which it is so required to reacquire pursuant to this Agreement or make any payment in respect of indemnification obligations specified in Section 3.02(a) hereof, as the case may be, by the date specified, the Trust Collateral Agent shall be obligated promptly to notify the Originator of such failure and the Originator shall be obligated to purchase the Receivable or make such payment within five (5) Business Days following such notification and to deposit the Purchase Amount into the Collection Account or make such payment, as applicable.

(c) Pursuant to Section 2.01 and Section 2.02, the Transferor conveys to the Issuer all of the Transferor's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Transferor's rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure, repurchase and indemnity obligations of the Originator thereunder. The Transferor hereby represents and warrants to the Issuer that such assignment is valid, enforceable and effective to permit the Issuer to enforce such obligations of the Originator and the Transferor under the Purchase Agreement.

SECTION 3.03      Custody of Receivable Files.
                  ---------------------------

(a)      The Trust Collateral Agent shall hold each Receivable File.

(b) On or prior to the Closing Date or the related Subsequent Transfer Date, as applicable, the Trust Collateral Agent shall provide an Officer's Certificate dated as of such date(s) to the Indenture Trustee and the Note Insurer confirming that the Trust Collateral Agent has received, and is in possession of, the Receivable File for each Receivable listed on Schedule A hereto (or with respect to a Subsequent Transfer Date, each Subsequent Receivable included on Schedule A hereto as of such date and Schedule A to the related Transfer Agreement).

(c) Upon payment in full of any Receivable, the Servicer will notify the Trust Collateral Agent pursuant to a certificate of an officer of the Servicer and shall request delivery of the Receivable and Receivable File to the Servicer. From time to time as appropriate for servicing and enforcing any Receivable, the Trust Collateral Agent shall, upon written request of an officer of the Servicer (Exhibit E), with the prior consent of the Note Insurer if Receivable Files relating to 10% or more of the outstanding aggregate Principal Balances of the Receivables are in, or following such request, will be in the Servicer's possession, cause the original Receivable and the related Receivable File to be released to the Servicer. The Servicer's receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File when its need by Servicer has ceased unless the Receivable is repurchased as described in Section 3.02. The Trust Collateral Agent will cause the Receivable and/or Receivable File to be delivered to the Servicer no later than two business days after it has received a request from the Servicer.

SECTION 3.04      Acceptance of Receivable Files By Trust Collateral Agent.
                  --------------------------------------------------------

                  The Trust Collateral Agent acknowledges receipt of files which the Transferor has represented are the Receivable Files relating to the Initial Receivables. The Trust Collateral Agent shall hold the Receivable Files subject to the terms and conditions of this Agreement. The Trust Collateral Agent may perform its duties in respect of custody of the Receivable Files by or through its agents or employees, provided, that such performance shall not relieve the Trust Collateral Agent of its responsibilities with respect to such duties. The Trust Collateral Agent has reviewed the Receivable Files relating to the Initial Receivables and has determined that it has received a file for each Initial Receivable identified in Schedule A to this Agreement. The Trust Collateral Agent declares that it holds and will continue to hold such files, any Receivable Files relating to Subsequent Receivables and, in each case, any amendments, replacements or supplements thereto and all other Trust Property as custodian, agent and bailee in trust for the use and benefit of all present and future Noteholders and the Note Insurer. The Trust Collateral Agent shall review each Receivable File delivered to it no later than the Closing Date or the related Subsequent Transfer Date, as applicable, to determine whether such Receivable Files contain the documents referred to in the definition of the term "Receivable File" and shall certify on the Closing Date or the related Subsequent Transfer Date, as applicable, to such effect. If the Trust Collateral Agent finds during its review of the Receivable Files or at any time thereafter that a Receivable File for a Receivable has not been received or that any of the documents referred to in the definition of the term "Receivable File" are not contained in a Receivable File, the Trust Collateral Agent shall promptly inform the Originator, the Transferor, the Master Servicer and the Note Insurer, in writing, of the failure to receive a Receivable File with respect to such Receivable (or of the failure of any of the aforementioned documents to be included in the Receivable File) (it being understood that the Trust Collateral Agent's obligation to review the contents of any Receivable File shall be limited as set forth in the preceding sentence). Unless any such defect with respect to such Receivable shall have been cured by the last day of the first complete Collection Period following discovery thereof by the Trust Collateral Agent, the Originator shall repurchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, the Originator shall remit the Purchase Amount, in the manner specified in Section 5.05(a). The sole remedy of the Indenture Trustee, the Trust Collateral Agent, the Issuer, the Noteholders and the Certificateholder with respect to a breach pursuant to this
Section 3.04 shall be to require the Originator to repurchase the Receivable. The Transferor shall have no obligation to repurchase any Receivable upon a breach pursuant to this Section 3.04. The Transferor shall have no liability for any action taken or omitted to be taken by the Originator pursuant to this
Section 3.04.

SECTION 3.05      Covenants of the Trust Collateral Agent.
                  ---------------------------------------

(a) The Trust Collateral Agent, either directly or by acting through an agent or nominee (which agent shall not be the Originator, the Transferor or any Affiliate thereof or any Person that holds an adverse interest, by way of security or otherwise, in any Receivable) shall hold the Receivable File and all other documents relating to any Receivable that comes into its possession for the exclusive use and benefit of the Issuer and the Indenture Trustee and shall make disposition thereof only in accordance with the provisions of this Agreement. The Trust Collateral Agent shall maintain continuous custody of the Receivable Files and such other documents received by it in secure facilities in accordance with customary standards for such custody and shall not release such documents or transfer such documents to any other party, including any subcustodian, except as otherwise expressly provided herein.

(b) The Trust Collateral Agent covenants and warrants to the Issuer, the Indenture Trustee, the Servicer and the Note Insurer that to the knowledge of its Responsible Officers, as of the related date on which the Trust Collateral Agent makes the certification required under Section 3.04 with respect to the Receivable Files, it holds no adverse interest, by way of security or otherwise, in any Receivable.

(c) Instructions to the Trust Collateral Agent relating to this Agreement will be carried out by the Trust Collateral Agent, in accordance with the terms and provisions of this Agreement. The Trust Collateral Agent is authorized to conclusively rely on any such instruction that it believes in good faith to have been given by the Servicer pursuant to and in accordance with the terms and provisions of this Agreement. Any such instructions given by telephone shall be confirmed to the Trust Collateral Agent in writing.

(d) The Trust Collateral Agent shall physically segregate the Receivable Files for the Receivables from all other instruments similar in nature to such Receivable Files in its possession, and shall hold the Receivable Files so as to reflect the ownership of the Issuer and the security interest of the Indenture Trustee. The Trust Collateral Agent shall mark its books, accounts and records to reflect such fact. At its own expense, the Trust Collateral Agent shall maintain at all times during which this Agreement is in effect, fidelity insurance in amounts customary for similar transactions. Such insurance may be maintained by the Trust Collateral Agent in the form of self-insurance.

SECTION 3.06      Representations, Warranties and Covenants of the Originator.
                  -----------------------------------------------------------

                  The Originator hereby makes each of the representations, warranties and covenants, for the benefit of the other parties hereto and the
Note Insurer and the Indenture Trustee, set forth in Section 3.2 of the Purchase Agreement, as if they were set forth in full herein.

                                   ARTICLE IV
                    ADMINISTRATION AND SERVICING OF CONTRACTS

SECTION 4.01      Duties of Servicer.
                  ------------------

(a) The Servicer. Commencing as of the Closing Date, the Master Servicer shall perform all duties, assume all obligations and liabilities and have all rights of the "Servicer" hereunder. If the Master Servicer's term has not been extended or if the Master Servicer has been removed pursuant to Section 4.04 or 8.01 hereof, the Back-up Servicer shall automatically become the successor Servicer (unless and until such other Person is appointed as successor Servicer pursuant to Section 8.03). All services, duties and responsibilities of the Servicer under this Agreement shall be performed and carried out by the Servicer as an independent contractor for the benefit of the Trust, the Indenture Trustee, the Trust Collateral Agent, the Collateral Agent and the Note Insurer, and none of the provisions of this Agreement shall be deemed to make, authorize or appoint the Servicer as agent or representative of the Transferor, the Trust Collateral Agent, the Collateral Agent, the Trust, the Note Insurer or any Noteholder.

(b) Standard of Care; Types of Duties. The Servicer shall manage, service, administer, and make collections on the Receivables with reasonable care, using that degree of skill and attention that prudent servicers in the retail automotive financing industry customarily exercise with respect to all comparable receivables that they service for themselves or others and, to the extent more exacting, that the Servicer exercises with respect to all comparable motor vehicle contracts that it services for itself or others (the "Servicing Standard"); provided, however, that the Servicer shall not materially change its customary servicing standards and procedures without prior written consent of the Controlling Party. The Servicer's duties shall, subject to the terms of the Lock-Box Agreement, include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons or statements to Obligors, reporting tax information to Obligors, accounting for collections, and furnishing monthly and annual statements to the Trust Collateral Agent and the Note Insurer with respect to distributions. The Servicer shall follow prudent standards, policies, and procedures consistent with the Servicing Standard in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is hereby granted a limited power of attorney by the Trust Collateral Agent to execute and deliver, on behalf of itself, the Trust, the Noteholders, or the Trust Collateral Agent or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables in accordance with the terms of this Agreement; provided, however, that notwithstanding the foregoing, the Servicer shall not release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except (i) pursuant to an order from a court of competent jurisdiction, or as otherwise required under applicable law or (ii) in accordance with Section 4.05. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Trust Collateral Agent shall be deemed to have automatically assigned such Receivable to the Servicer, solely for the purpose of collection. The Trust Collateral Agent shall furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer (at its own expense) shall obtain on behalf of the Trust all licenses, if any, required by the laws of any jurisdiction to be held by the Trust in connection with ownership of the Receivables, and shall make all filings and pay all fees as may be required in connection therewith during the term hereof.

(c) Additional Information to be Furnished regarding the Trust. The Servicer shall furnish to the Owner Trustee, the Indenture Trustee, the Trust Collateral Agent, the Collateral Agent and the Note Insurer from time to time such additional information regarding the Trust or the Basic Documents as the Owner Trustee, the Indenture Trustee, the Trust Collateral Agent, the Collateral Agent or the Note Insurer shall reasonably request.

SECTION 4.02      [Reserved.]
                  -----------

SECTION 4.03      The Back-up Servicer.
                  --------------------

(a) Prior to assuming any of the Servicer's rights and obligations hereunder, the Back-up Servicer shall only be responsible to perform those duties specifically imposed upon it by the provisions hereof, and shall have no obligations or duties under any agreement to which it is not a party, including but not limited to any other Basic Document to which it is not a party.

(b) Prior to assuming any of the Servicer's rights and obligations hereunder, the Back-up Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability. Notwithstanding any provision to the contrary, the Back-up Servicer, in its capacity as such, and not in its capacity as successor Servicer, shall not be liable for any obligation of the Master Servicer contained in this Agreement so long as the Back-up Servicer performs in such capacity, and the parties shall look only to the Master Servicer to perform such obligations.

(c) The Servicer shall have no liability, direct or indirect, to any party, for the acts or omissions of the Back-up Servicer, whenever such acts or omissions occur or whenever such liability is imposed.

(d) Notwithstanding anything to the contrary herein, the Controlling Party shall have the right, with or without cause, to remove the Back-up Servicer in its sole discretion and replace the Back-up Servicer. In the event that the Controlling Party exercises its right to remove and replace the Back-up Servicer, such Person shall have no further obligation to perform the duties of the Back-up Servicer under this Agreement except as set forth in Section 7.03.

(e) The parties expressly acknowledge and consent to Wells Fargo Bank Minnesota, National Association acting in the possible dual capacity of Back-up Servicer or successor Servicer and in the capacity as Indenture Trustee. Wells Fargo Bank Minnesota, National Association may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank Minnesota, National Association of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Wells Fargo Bank Minnesota, National Association.

(f) The Back-up Servicer may subservice any and all of its duties and responsibilities hereunder, including but not limited to its duties as successor Servicer hereunder should the Back-up Servicer become the successor Servicer pursuant to Section 8.03 hereof; provided, however, that the Back-up Servicer shall remain liable for all such duties and responsibilities assigned to any such subservicer.

(g) Wells Fargo confirms that, in order to be prepared to carry out the services and service related responsibilities of the Servicer provided for under this Agreement (the "Servicer Related Activities"), Wells Fargo has formulated a contingency plan designed to execute a transition of the Servicer-Related Activities to Wells Fargo at any time on or after the Closing Date. Wells Fargo confirms that the contingency plan of Wells Fargo contemplates the services provided under this Agreement and, without limiting Wells Fargo's obligations hereunder, provides for the servicing and enforcement of the Receivables in a manner comparable for the servicing and enforcement of such contracts that Wells Fargo carries out for itself and others. Such services include, without limitation, collecting contract payments, realizing a return on defaulted contracts, carrying out reporting responsibilities, monitoring insurance policies and processing claims under such insurance policies and maintaining files.

(h) Wells Fargo further confirms that, in order to ensure its preparedness to carry out the Servicer-Related Activities at any time from and after the Closing Date, Wells Fargo is ready to receive data as if it were currently acting as Servicer. In this regard, Wells

Fargo and the Master Servicer confirm that they have agreed upon the file layout and electronic medium to transfer such data to Wells Fargo and that the Master Servicer shall, prior to the Closing Date, provide to Wells Fargo a data file, which includes the loan master file, the transaction history file and all other files necessary to carry out the Servicer-Related Activities (the "Data File") in a format acceptable to Wells Fargo. Wells Fargo shall, no later than the Closing Date, confirm, in the form attached hereto as Exhibit C, that the Data File is in the correct format subject only to minor changes or modifications that would not significantly affect Wells Fargo's assumption and performance of the Servicer-Related Activities. The Master Servicer will notify Wells Fargo of any material changes in the Master Servicer's systems and applications. Wells Fargo may at any time or, at the request of the Controlling Party, shall request the Master Servicer, at the Master Servicer's expense, to deliver a Master Data File within five (5) Business Days of such request made by Wells Fargo. Wells Fargo shall confirm not later than the Closing Date in the form attached as Exhibit C that it has received and verified the completeness of the Data File.

(i) Notwithstanding anything contained in this Agreement to the contrary, Wells Fargo Bank Minnesota, National Association as successor Servicer is authorized to accept and rely on all of the accounting, records (including computer records) and work of the prior Servicer relating to the Receivables (collectively, the "Predecessor Servicer Work Product") without any audit or other examination thereof, and Wells Fargo shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, "Errors") exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to Wells Fargo Bank Minnesota, National Association making or continuing any Errors (collectively, "Continued Errors"), Wells Fargo Bank Minnesota, National Association shall have no duty, responsibility, obligation or liability for such Continued Errors; provided, however, that Wells Fargo agrees to use its best efforts to prevent further Continued Errors; provided further, however, this provision shall not protect Wells Fargo against any liability arising from its willful misconduct, bad faith or negligence in discovering or correcting or failing to discover or correct any Error or in the performance of its other duties contemplated herein. In the event that Wells Fargo becomes aware of Errors or Continued Errors, Wells Fargo shall, with the prior consent of the Controlling Party, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors. Wells Fargo shall be entitled to recover its costs thereby expended in accordance with Section 5.12(a)(ii) hereof.

SECTION 4.04      Retention and Termination of Master Servicer.
                  --------------------------------------------

                  The Master Servicer hereby covenants and agrees to act as such under this Agreement for an initial term commencing on the Closing Date and ending on December 31, 2002, which term may be extended by written notice delivered by the Note Insurer for successive three month periods ending on each successive March 31, June 30, September 30 and December 31 (or, pursuant to revocable written standing instructions from time to time to the Master Servicer and the Trust Collateral Agent, extended for any specified number of terms greater than one), until the termination of the Issuer. Any such notice (including each notice pursuant to standing instructions, which, if delivered, shall be deemed delivered at the end of successive three-month terms for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Note Insurer to the Trust Collateral Agent, the Indenture Trustee and the Master Servicer. The Master Servicer hereby agrees that upon its receipt of any such Servicer Extension Notice, the Master Servicer shall become bound, for the initial term beginning on the date hereof and for the duration of the term covered by such Servicer Extension Notice, to continue as the Master Servicer subject to and in accordance with the other provisions of this Agreement. The Master Servicer's terms shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term. This Section shall not apply to the Back-up Servicer.

SECTION 4.05      Collection and Application of Receivable Payments.
                  -------------------------------------------------

                  Consistent with standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as are in accordance with the Servicing Standard; provided, however, that the Servicer shall notify each Obligor no later than 30 days after the Closing Date or the related Subsequent Transfer Date to make all payments with respect to the Receivables to the Lock-Box and shall make reasonable efforts to cause Obligors to make all such payments to such Lock-Box. No later than fifteen days after the related Receivable is acquired by the Trust, the Servicer will provide each Obligor with a new coupon book in order to notify such Obligors to make payments directly to the Lock-Box. The Servicer may in its discretion grant extensions, rebates, or adjustments on a Receivable, and amend or modify any Receivable which shall not modify the APR or the number or amounts of the Scheduled Receivable Payments, in accordance with the customary servicing procedures it employs with respect to all comparable motor vehicle contracts that it services; provided that in no event shall a Receivable be extended such that any payment thereon would be due after the sixth month preceding the month in which the Class B Stated Final Maturity Date occurs; provided, further, that no extensions may be granted by the Servicer until at least six Scheduled Receivable Payments have been received by the Servicer under the related Receivable and thereafter only one extension not to exceed one month may be granted each twelve months; provided, however, that no more than three extensions shall be permitted on any Receivable; provided, however, that not more than 2% (by Principal Balance of the Receivables as a percentage of the Pool Balance) may be extended during any Collection Period. The Servicer may in its discretion waive any late payment charge or any other fees, not including interest on the outstanding principal balance (which interest payment must be collected in connection with any such extension), that may be collected in the ordinary course of servicing a Receivable.

SECTION 4.06      Realization Upon Receivables.
                  ----------------------------
(a) On behalf of the Trust, the Indenture Trustee, the Noteholders and the Note Insurer, the Servicer shall use its best efforts, consistent with the Servicing Standard, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an Obligor has not paid a Scheduled Receivable Payment thereon for 120 days or more. The Servicer shall follow such customary practices and procedures as it may deem necessary or advisable in its servicing of motor vehicle contracts, consistent with the Servicing Standard, which may include reasonable efforts to realize upon any Dealer Recourse and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine that there is a reasonable likelihood that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

(b) The Servicer agrees that within 45 days from the Closing Date or the related Subsequent Transfer Date, as applicable, it shall make such filings and effect such notices as are necessary under Section 9-324(B) of the New York UCC (or comparable section of the UCC of any applicable state) to preserve the Trust's ownership interest (or security interest, as the case may be) and the security interest of the Indenture Trustee in any repossessed Financed Vehicles delivered for sale to Dealers.

(c) The Servicer agrees that at any time after the Closing Date there will be
(i) no more than 10 repossessed Financed Vehicles in the aggregate delivered for sale to any Dealer and (ii) no more than 35 repossessed Financed Vehicles in the aggregate delivered for the sale to all Dealers with respect to which the actions referred to in paragraph (b) above have not been effected. The Servicer agrees that prior to delivering additional Financed Vehicles for sale to any such Dealer, it shall make such filings and effect such notices as are necessary under Section 9-324(B) of the New York UCC (or comparable section of the applicable UCC) to preserve its ownership interest (or security interest, as the case may be) in any such repossessed Financed Vehicle.

SECTION 4.07      Insurance.
                  ---------

(a) The Servicer, in accordance with the Servicing Standard, shall require that
(i) each Obligor shall have obtained insurance covering the Financed Vehicle as of the date of execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to maintain such physical loss and damage insurance naming the Originator and its successors and assigns as an additional insured or loss payee, (ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming the Originator as policyholder (creditor) or loss payee and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by such extended service contract. The Servicer shall, in accordance with the Servicing Standard, monitor such insurance coverage.

(b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in Section 4.07(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trust Collateral Agent and the Indenture Trustee, shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies shall be deposited in the Collection Account pursuant to Section 5.03. In the event of the cancellation or non-renewal of the insurance referred to in Section 4.07(a)(i) above with respect to any Financed Vehicle, the Servicer will endeavor, in accordance with the Servicing Standard, to cause the related Obligor to obtain a replacement insurance policy. Except as otherwise provided herein, any failure by the Servicer to cause the related Obligor to obtain such a replacement insurance policy shall be deemed a breach of this Section 4.07 and shall subject the Servicer to repurchase the affected Receivable pursuant to
Section 4.10. Notwithstanding anything contained herein to the contrary, to the extent that any such Financed Vehicle is otherwise covered under a Vendor Single Interest Policy obtained by the Originator or the Servicer, the Servicer shall not be required to repurchase the affected Receivable pursuant to this Section
4.07. In no event shall the Servicer force-place insurance on a Financed
Vehicle.

SECTION 4.08      Maintenance of Security Interests in Financed Vehicles.
                  ------------------------------------------------------

(a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the first priority security interest created in the name of the Originator by each Receivable in the related Financed Vehicle. The Servicer shall take such steps as are necessary to reperfect such security interest on behalf of the Trust and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

(b) Upon the occurrence of an Insurance Agreement Event of Default, the Servicer, at the written direction of the Note Insurer (if no Insurer Default shall have occurred and be continuing), shall take or cause to be taken such action as may, in the opinion of counsel to the Note Insurer, which opinion shall not be an expense of the Note Insurer, be necessary or desirable to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust Collateral Agent on behalf of the Issuer, the Noteholders and the Note Insurer by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Note Insurer, which opinion shall not be an expense of the
Note Insurer, be necessary or prudent and shall deliver to the Trust Collateral Agent any Receivable File or portion thereof that has been released by the Trust Collateral Agent to the Servicer and is then in the possession of the Servicer, including any original certificates of title. The Master Servicer shall, and if the Master Servicer has been removed or otherwise fails to, the Originator shall pay all costs and expenses related to such perfection or re-perfection (the "Reliening Expenses"). In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Note Insurer may (unless an Insurer Default shall have occurred and be continuing) instruct the Trust Collateral Agent and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Note Insurer, be necessary to perfect or reperfect the security interest in the Financed Vehicles securing the Receivables in the name of the Trust Collateral Agent on behalf of the Issuer, including by amending the title documents of such Financed Vehicles to reflect the security interest of the Trust Collateral Agent in the related Financed Vehicle or by such other reasonable means as may, in the opinion of counsel to the Note Insurer, be necessary or prudent; provided, however, that if the Note Insurer requests (unless an Insurer Default shall have occurred and be continuing) that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trust Collateral Agent in connection with such action shall be reimbursed to the Servicer or the Trust Collateral Agent, as applicable, by the Note Insurer.

                  In addition to the foregoing, in the event any of the Servicer Defaults described in Section 8.01 (ii) or (iii) shall have occurred, or in the event the Master Servicer shall have been removed or replaced as Servicer pursuant to Section 7.02, Section 7.04, or otherwise pursuant to Section 8.01, then the Master Servicer and/or the Servicer shall immediately cause each certificate of title for a Financed Vehicle to be amended to reflect the security interest of the Trust Collateral Agent in the Financed Vehicle at the expense of the Master Servicer.

                  The Servicer hereby makes, constitutes and appoints the Trust Collateral Agent acting through its duly appointed officers or any of them, its true and lawful attorney, for it and in its name and on its behalf, for the sole and exclusive purpose of authorizing said attorney to execute and deliver as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to show the Trust Collateral Agent as lienholder or secured party on the certificate of title relating to a Financed Vehicle.

SECTION 4.09      Covenants of Servicer.
                  ---------------------

                  The Servicer hereby makes the following covenants to the other parties hereto and the Note Insurer and the Indenture Trustee on which each of the Trust Collateral Agent and the Indenture Trustee shall rely in accepting the Receivables in trust and on which the Note Insurer shall rely in issuing the Note Policy. Except for a release to an insurer in exchange for insurance proceeds paid by such insurer resulting from a claim for the total insured value of a vehicle, the Servicer shall not (i) release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder or repossession, (ii) impair the rights of the Noteholders, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Note Insurer in the Receivables, (iii) change the Annual Percentage Rate with respect to any Receivable, except as may be required by applicable law and
(iv) otherwise modify any contract except as permitted by this Agreement. In addition, the Servicer shall service the Receivables as required by the terms of this Agreement and in material compliance with its current servicing procedures for servicing all of its comparable motor vehicle contracts.

SECTION 4.10      Purchase of Receivables Upon Breach.
                  -----------------------------------

                  The Servicer, the Transferor, the Issuer or the Trust Collateral Agent shall inform the other parties to this Agreement, the Note Insurer and the Indenture Trustee promptly, in writing, upon the discovery of any breach of Section 4.01, 4.05, 4.06, 4.07, 4.08 or 4.09 hereof; provided, however, that the failure to give such notice shall not affect any obligation of the Servicer hereunder. Unless the breach shall have been cured by the last day of the first full Collection Period following such actual knowledge or receipt of notice by an Authorized Officer of the Servicer, the Servicer shall purchase as of the Business Day preceding the Determination Date relating to the respective Collection Period any Receivable that is materially and adversely affected by such breach or which materially and adversely affects the interests of the Note Insurer or the Noteholders (which shall include any Receivable as to which a breach of Section 4.06 has occurred); provided that if Wells Fargo shall have become the Servicer, it will not be so obligated to purchase such nonconforming Receivables. Wells Fargo's only obligation to the Trust shall be to make the indemnity in Section 7.03 hereof. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.05. The Trust Collateral Agent shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section. The purchase obligation set forth in this Section shall, except as provided below, be the sole remedy of the Trust Collateral Agent, the Issuer, the Note Insurer and the Noteholders with respect to any of the aforementioned breaches by the applicable Servicer; provided, however, that the Servicer shall indemnify the
Note Insurer, the Issuer and the Noteholders and each of their respective officers, employees, directors, agents and representatives against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. No predecessor nor successor Servicer shall be responsible for the acts or omissions of such Servicer. Upon receipt of the Purchase Amount and any related indemnity payments, the Trust Collateral Agent shall release to the Servicer or its designee the related Receivable File and shall execute and deliver all instruments of transfer or assignment, without recourse, as are prepared by the Servicer and delivered to the Trust Collateral Agent and are necessary to vest in the Servicer or such designee the Issuer's right, title and interest in the Receivable.

SECTION 4.11      Servicer Fee.
                  ------------

(a) The Back-up Servicer shall be entitled to the Back-up Servicer Fee. If the Back-up Servicer shall become the Servicer, the Back-up Servicer shall be entitled to the Successor Servicer Fee.

(b) The Servicer shall be entitled to a Servicing Fee as defined herein. The Servicer shall be entitled to all late fees, prepayment charges and other administrative fees and expenses or similar charges allowed by applicable law with respect to the Receivables, collected (from whatever source) on the Receivables during such Collection Period (the "Supplemental Servicing Fee").

SECTION 4.12      Servicer's Certificate.
                  ----------------------

                  By 4 p.m. EST on the Determination Date in each calendar month, the Servicer shall deliver to, without duplication, the Trust Collateral Agent, the Note Insurer, the Back-up Servicer and City Securities Corporation, a Servicer's Certificate in the form of Exhibit B hereto containing all information necessary to make the transfers, deposits and distributions pursuant to Sections 5.05 through 5.15 hereof for the Collection Period immediately preceding the date of such Servicer's Certificate and as of the last day of such Collection Period, and all information necessary (including whether a Trigger Event or Event of Default under the Insurance Agreement has occurred) for the Trust Collateral Agent to send statements to Noteholders and the Note Insurer pursuant to Section 5.15 hereof. Receivables purchased by the Trust shall be identified by the Servicer by the Obligor's account number and certain other information with respect to such Receivable (as specified in Schedule A to this Agreement). In addition to the information set forth in the preceding sentence, the Servicer's Certificate shall also contain the following information: (a) the Delinquency Ratio, Average Delinquency Rate, Average Default Rate and Average Net Loss Rate (as such terms are defined in the Spread Account Agreement) for such Determination Date; (b) whether any Trigger Event or Lock-Box Trigger Event has occurred as of such Determination Date; (c) whether any Trigger Event or Lock-Box Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured (as such term is defined in the Insurance Agreement) as of such Determination Date; and (d) whether to the knowledge of the Servicer an Insurance Agreement Event of Default has occurred.

SECTION 4.13 Annual Statement as to Compliance; Notice of Default.

(a) The Servicer shall deliver to, the Trust Collateral Agent, the Owner Trustee, the Rating Agencies, the Indenture Trustee, the Note Insurer, the Back-up Servicer and the Noteholders, on or before March 31st of each year beginning in the year 2003, an Officer's Certificate, dated as of the preceding December 31st, stating that (i) a review of the activities of the Servicer during the preceding 12-month (or for the initial certificate, for such shorter period as may have elapsed from the Closing Date to such December 31st) period and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

(b) The Servicer shall deliver to, without duplication, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Note Insurer, the Back-up Servicer and to the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than 2 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default (if the Master Servicer is the Servicer) under Section 8.01. The Transferor shall deliver to the Trust Collateral Agent, the Indenture Trustee, the Note Insurer and to such Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than 2 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under clause (ii) of Section 8.01. The Trust Collateral Agent shall forward a copy of each Officer's Certificate so received to each Noteholder.

SECTION 4.14      Annual Independent Certified Public Accountant's Report.

                  The Servicer will deliver to, without duplication, the Trust Collateral Agent, the Owner Trustee, the Indenture Trustee, each Noteholder, the
Note Insurer, the Back-up Servicer and the Rating Agencies, on or before April 30th of each year beginning in the year 2003, a report prepared by Independent Accountants, who may also render other services to the Servicer or any of its Affiliates or to the Transferor addressed to the Board of Directors of the Servicer or any of its Affiliates, the Indenture Trustee and the Note Insurer and dated during the current year, to the effect that such firm has audited the consolidated financial statements of the Servicer's holding company and issued its report therefore and that such audit (a) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (c) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile, sport utility vehicle, light duty truck, van and mini-van installment sale contracts;

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and (d) except as described in the report, disclosed no exceptions or errors in the records relating to automobile, sport utility vehicle, light duty truck, van and min-van loans serviced for others that, in the firm's opinion, the Program requires such firm to report. The accountant's report shall further state that
(1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer's Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer's Certificates were found; and
(3) the delinquency and loss information relating to the Receivables contained in the Servicer's Certificates were found to be accurate.

                  Such report shall also indicate that the firm is independent of the Servicer and its Affiliates within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  In the event such firm requires the Indenture Trustee or the Trust Collateral Agent to agree to the procedures performed by such firm, the Servicer shall direct each such Person in writing to so agree; it being understood and agreed that each such Person will deliver such letter of agreement in conclusive reliance upon the direction of the of the Servicer, and neither such Person shall make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. Delivery of such reports, information and documents to the Indenture Trustee and the Trust Collateral Agent is for informational purposes only, and the Indenture Trustee's and the Trust Collateral Agent's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Servicer's compliance with any of its covenants hereunder.

                  If the Back-up Servicer is then acting as the successor Servicer, it shall only be required to provide a copy of its annual SAS 70 report and its audited financial statements.

                  The Servicer agrees that it shall be responsible for providing the certificates required under the Sarbanes-Oxley Act of 2002.

SECTION 4.15 Access to Certain Documentation and Information Regarding Receivables.

                  The Servicer shall provide to each Noteholder and the Note Insurer access to its records, computer systems and information pertaining to the Receivables. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

SECTION 4.16      Servicer Expenses.

                  The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders, the Trust Collateral Agent and the Note Insurer; provided, however, that any successor Servicer shall be entitled to be reimbursed for any transition expenses, in each case such expenses not to exceed the sum of $50,000.

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SECTION 4.17      Fidelity Bond.

                  Each of the Back-up Servicer, the Master Servicer and any successor Servicer hereby represent and covenant that it has obtained, and shall continue to maintain in full force and effect, a fidelity bond and errors and omissions policy covering it of a type and in such amount as is customary for prudent servicers engaged in the business of servicing motor vehicle retail installment sales contracts similar to the Receivables.

SECTION 4.18      Delegation of Duties.

                  The Servicer may at any time delegate duties under this Agreement to sub-contractors who are in the business of servicing motor vehicle contracts with the prior written consent of the Controlling Party; provided, however, that no such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. In the event the Servicer shall for any reason no longer be the servicer of the Receivables (including by reason of a Servicer Default), the successor Servicer shall assume all of the rights and obligations of the predecessor Servicer under one or more subservicing agreements that may have been entered into by the predecessor Servicer by giving notice of such assumption to the related Master Servicer or Master Servicers within ten (10) Business Days of the termination of such Servicer as servicer of the Receivables; provided, however, that a successor Servicer may elect to terminate a subservicing agreement with the prior written consent of the Note Insurer, so long as no Insurer Default is then continuing and so long as the Class A Notes are outstanding and any amounts remain due and payable to the Note Insurer. If the successor Servicer does not elect to assume any subservicing agreement, any and all costs of termination shall be at the predecessor Servicer's expense. Upon the giving of such notice, the successor Servicer shall be deemed to have assumed all of the predecessor Servicer's interest therein and to have replaced the predecessor Servicer as a party to the subservicing agreement to the same extent as if the subservicing agreement had been assigned to the assuming party except that the predecessor Servicer and the Master Servicer, if any, shall not thereby be relieved of any liability or obligations accrued up to the date of the replacement of the Servicer under the subservicing agreement and the Master Servicer, if any, shall not be relieved of any liability or obligation to the predecessor Servicer that survives the assignment or termination of the subservicing agreement. The successor Servicer shall notify each Rating Agency and the Note Insurer if any subservicing agreement is assumed by such successor Servicer. The predecessor Servicer shall, upon request of the Trust Collateral Agent or any successor Servicer, but at the expense of the predecessor Servicer, deliver to the assuming party all documents and records relating to the subservicing agreement and the Receivables then being serviced and an accounting of amounts collected and held by it and otherwise use its reasonable best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

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                                   ARTICLE V

TRUST ACCOUNTS; DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS

SECTION 5.01      Lock-Box Account.
                  ----------------

(a) On or prior to the Closing Date, the Master Servicer shall establish the Lock-Box Account as an Eligible Account with the Lock-Box Bank, all in accordance with the terms of the Lock-Box Agreement; provided that the Servicer, with the prior written consent of the Note Insurer so long as Class A Notes are outstanding and any amounts remain due and payable to the Note Insurer, or prior written consent of Indenture Trustee thereafter, may from time to time (a) establish additional or substitute Lock-Box Accounts, each of which shall be an Eligible Account, and (b) close or terminate the use of such account or any subsequently established accounts, each of which accounts, at such time, shall no longer be deemed to be a Lock-Box Account; provided, further, that pursuant to the Lock-Box Agreement, the Lock-Box Processor and no other person, save the Trust Collateral Agent or the Servicer, shall have authority to direct disposition of funds related to the Receivables on deposit in the Lock-Box Account consistent with the provisions of this Agreement and the Lock-Box Agreement. The Trust Collateral Agent shall have no liability or responsibility with respect to the Lock-Box Processor's or the Servicer's directions or activities as set forth in the preceding sentence. The Lock-Box Account shall be established pursuant to and maintained in accordance with the Lock-Box Agreement and shall be a demand deposit account which shall at all times be an Eligible Account. In conjunction with the establishment of the Lock-Box Account, the Master Servicer shall establish and maintain the Lock-Box at a United States Post Office Branch. Notwithstanding the Lock-Box Agreement or any of the provisions of this Agreement relating to the Lock-Box and the Lock-Box Agreement, the Servicer shall remain obligated and liable to the Trust Collateral Agent and the Noteholders for servicing and administering the Receivables and the other Trust Property in accordance with provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

(b) In the event the Servicer shall for any reason no longer be acting as such, the Lock-Box Agreement shall terminate in accordance with its terms and funds on deposit in the Lock-Box Account shall be distributed by the Lock-Box Bank, as agent for the beneficial owners of funds in the Lock-Box Account at such time (including the Issuer), and the Lock-Box Bank shall deposit any such funds relating to the Receivables to such other account as shall be identified by the successor Servicer for deposit therein; provided, however, that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lock-Box Bank under such Lock-Box Agreement. The outgoing Servicer shall, upon request of the Trust Collateral Agent, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to the Lock-Box Agreement and an accounting of amounts collected and held in the Lock-Box Account or held by the Lock-Box Processor in respect of the Receivables and otherwise use its best efforts to effect the orderly and efficient transfer of any Lock-Box Agreement to the successor Servicer. In the event that the Lock-Box Account fails at any time to qualify as an Eligible Account, the Servicer, at its expense, shall cause the Lock-Box Bank to deliver, at the direction of the Controlling Party to the Trust Collateral Agent or a successor Lock-Box Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) on deposit in the Lock Box

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

Account or held by the Lock-Box Processor in respect of the Receivables (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the Lock-Box arrangements, and the Servicer shall promptly notify the Obligors to make payments to any new Lock-Box.

(c) As of any date of determination, unless the Lock-Box Collection Percentage with respect to the immediately preceding Determination Date equals or exceeds 80%, the Master Servicer (i) shall, obtain and maintain an employee dishonesty bond in the amount of $500,000 covering each employee of the Master Servicer responsible for opening, processing and depositing Receivable payments received directly by the Master Servicer, and (ii) shall cause Independent Accountants to prepare a weekly reconciliation of Scheduled Receivable Payments which have been received by the Master Servicer during the prior calendar week and confirming that such payments have been deposited to the Lock-Box Account or the Collection Account (the "Reconciliation Report"), which Reconciliation Report shall be delivered to the Note Insurer, the Indenture Trustee and the Trust Collateral Agent on Tuesday of each week (or if such day is not a Business Day, the next succeeding Business Day), with respect to collections received during the immediately preceding calendar week. In addition, following satisfaction of such Lock-Box Collection Percentage, upon the request of the Note Insurer, the Master Servicer shall cause Independent Accountants to provide the Note Insurer, the Indenture Trustee and the Trust Collateral Agent with the Reconciliation Report on a monthly or less frequent basis, as so requested.

SECTION 5.02      Establishment of Trust Accounts.
                  -------------------------------

(a) The Trust Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer and on behalf of the Trust for the benefit of the Certificateholder, shall establish and maintain in the name of the Indenture Trustee a segregated trust account (the "Collection Account") which is an Eligible Account, bearing a designation clearly indicating that the funds deposited therein and the assets credited thereto are held for the benefit of the Trust Collateral Agent on behalf of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer and on behalf of the Trust for the benefit of the Certificateholder, as their interests may appear. The Collection Account shall initially be established with the Trust Collateral Agent.

(b) The Trust Collateral Agent shall establish and maintain, on behalf of the Indenture Trustee, (i) for the benefit of the Class A Noteholders and the Note Insurer, in the name of the Indenture Trustee, a segregated trust account (the "Class A Note Distribution Account") and (ii) for the benefit of the Class B Noteholders, in the name of the Indenture Trustee, a segregated trust account (the "Class B Note Distribution Account"), each of which is an Eligible Account, bearing a designation clearly indicating that the funds deposited therein and the assets credited thereto are held for the benefit of the Trust Collateral Agent on behalf of the Indenture Trustee, with respect to the Class A Note Distribution Account, for the benefit of the Class A Noteholders and the Note Insurer, as their interests may appear, and, with respect to the Class B Note Distribution Account, for the benefit of the Class B Noteholders. The Class A Note Distribution Account and the Class B Note Distribution Account shall initially be established with the Trust Collateral Agent.

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

(c) The Trust Collateral Agent, on behalf of the Trust, for the benefit of the Certificateholder, shall establish and maintain in the name of the Issuer a segregated account which is an Eligible Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein and the assets credited thereto are held for the benefit of the Trust Collateral Agent on behalf of the Trust for the benefit of the Certificateholder. The Certificate Distribution Account shall initially be established with the Trust Collateral Agent.

(d) The Trust Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, shall establish and maintain in the name of the Indenture Trustee a trust account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein and the assets credited thereto are held by the Trust Collateral Agent on behalf of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer. The Pre-Funding Account shall initially be established with the Trust Collateral Agent.

(e) The Trust Collateral Agent, on behalf of the Indenture Trustee for the benefit of Noteholders and the Note Insurer, shall establish and maintain in the name of the Indenture Trustee as a segregated trust account (the "Capitalized Interest Account") which is an Eligible Account, bearing a designation clearly indicating that the funds deposited therein and the assets credited thereto are held for the benefit of the Trust Collateral Agent on behalf of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer. The Capitalized Interest Account shall initially be established with the Trust Collateral Agent.

(f) The Trust Collateral Agent, on behalf of the Indenture Trustee for the benefit of the Class A Noteholders and the Note Insurer shall establish and maintain the Policy Payments Account in and the name of the Issuer as a segregated trust account (the "Policy Payments Account") which is an Eligible Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Indenture Trustee for the benefit of the Class A Noteholders and the Note Insurer as their interests may appear. The Policy Payments Account shall initially be established with the Trust Collateral Agent.

(g) Funds on deposit in the Collection Account, the Pre-Funding Account and the Capitalized Interest Account shall each be invested by the Trust Collateral Agent (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise) (provided that, if the Back-up Servicer is then acting as Servicer, such selection shall be made by the Transferor), bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the next Distribution Date if a Person other than the Trust Collateral Agent is the obligor thereon, and (ii) no later than the next Distribution Date, if the Trust Collateral Agent is the obligor thereon; provided, however, it is understood and agreed that the Trust Collateral Agent shall not be liable for any loss arising from such investment in Eligible Investments unless the Eligible Investment was a direct obligation of the Trust Collateral Agent or unless such loss was caused by the Trust Collateral Agent's negligence or willful misconduct (it being understood and acknowledged that no loss on any such Eligible Investment which was made in conformity with this Agreement and the instructions of the Servicer, or Transferor, shall be considered "caused by the Trust Collateral Agent's negligence or willful misconduct"). No investment may be sold prior to its

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

maturity. All such Eligible Investments shall be held by or on behalf of the Trust Collateral Agent for the benefit of the Indenture Trustee on behalf of the Noteholders, the Note Insurer and Certificateholders as their interests may appear. Funds deposited in the Collection Account on the day immediately preceding a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight. On each Distribution Date, all interest income (net of investment losses and expenses) on funds on deposit in the Collection Account and the Pre-Funding Account, as of the end of the Collection Period shall be included in Available Funds. All investment income (net of investment losses and expenses) on amounts on deposit in the Capitalized Interest Account during each Collection Period shall be deposited in the Capitalized Interest Account on the Distribution Date relating to such Collection Period prior to making any transfers or distributions from the Capitalized Interest Account on such Distribution Date in accordance with
Section 4.08 hereof. Funds in the Policy Payments Account, the Class A Note Distribution Account, the Class B Note Distribution Account and the Certificate Distribution Account shall not be invested. For purposes of this paragraph, the Trust Collateral Agent will take delivery of the Eligible Investments in accordance with Schedule B.

(h) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Collection Account, the Pre-Funding Account or the Capitalized Interest Account to the Trust Collateral Agent by 2:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Trust Collateral Agent) on any Business Day; or (ii) an Indenture Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Indenture Event of Default, amounts collected or receivable from the Trust Property are being applied as if there had not been such a declaration; then the Trust Collateral Agent shall, to the fullest extent practicable, invest and reinvest funds in the Collection Account, the Pre-Funding Account and the Capitalized Interest Account, as the case may be, in one or more investments described in clause (f) of the definition of Eligible Investments.

(i) (1) The Trust shall possess all right, title and interest in all funds from time to time on deposit in, and assets credited to, the Trust Accounts and in all proceeds thereof and all such funds, assets, investments, proceeds and income shall be part of the Trust Property. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trust Collateral Agent for the benefit of the Noteholders, the Note Insurer and the Certificateholders as their interests may appear.

     (2) With respect to any Eligible Investments held from time to time in any Trust Account, the Trust Collateral Agent agrees that:

     (A) any Eligible Investment that is held in deposit accounts shall be, except as otherwise provided herein, subject to the exclusive custody and control of the Trust Collateral Agent, and the Trust Collateral Agent shall have sole signature authority with respect thereto; and

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

     (B) any other Eligible Investment shall be held, pending maturity or disposition by the Trust Collateral Agent in accordance with the terms of the definition of "Delivery".

(j) No Trust Account shall be maintained with an institution other than the Trust Collateral Agent unless such institution agrees in writing to the provisions of Section 5.02(i)(2) and Section 5.18 as if such institution were the Trust Collateral Agent, except that pursuant to the first sentence of
Section 5.18, the Trust Collateral Agent shall continue to be the "entitlement holder" of the related Trust Account.

SECTION 5.03      Collections.
                  -----------

(a) The Servicer shall use reasonable efforts to cause the Lock-Box Processor to transfer any payments in respect of the Receivables from or on behalf of Obligors received in the Lock-Box to the Lock-Box Account on the Business Day on which such payments are received, pursuant to the Lock-Box Agreement. Within two Business Days of receipt of such funds into the Lock-Box Account, the Servicer shall cause the Lock-Box Bank to transfer available funds related to the Receivables from the Lock-Box Account to the Collection Account, and if such funds are not available funds, as soon thereafter as they clear (i.e., become available for withdrawal from the Lock-Box Account). In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables), and all Liquidation Proceeds, insurance proceeds and other collections from whatever source, no later than the second Business Day following receipt into the Lock-Box Account or the Collection Account, as applicable. On the Closing Date and on each Subsequent Transfer Date, the Servicer shall deposit in the Collection Account the foregoing amounts received with respect to (i) the Initial Receivables during the first Collection Period and (ii) the Subsequent Receivables during the related Collection Period with respect to the applicable Subsequent Transfer Date.

(b) With respect to each Receivable (other than a Purchased Receivable), payments actually received from or on behalf of the Obligor shall be applied hereunder, first, to interest and principal in accordance with the Simple Interest Method to the extent necessary to bring such Receivable current, second, in connection with the redemption of a defaulted Receivable, to reimburse the Servicer for reasonable and customary out-of-pocket expenses incurred by the Servicer in connection with such Receivable, third, to late fees and fourth, to principal in accordance with the simple interest method.

SECTION 5.04      Certain Reimbursements to the Servicer.
                  --------------------------------------

                  The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the next succeeding Business Day out of collections on Receivables to be remitted to the Collection Account to the extent the net amount to the Collection Account is greater than zero. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 5.12(a) upon certification by the Servicer of such

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

amounts and the provision of such information to the Trust Collateral Agent and the Note Insurer as may be necessary in the opinion of the Note Insurer to verify the accuracy of such certification. In the event that the Note Insurer has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section, the Note Insurer shall (unless an Insurer Default shall have occurred and be continuing) give the Trust Collateral Agent notice to such effect, following receipt of which the Trust Collateral Agent, on behalf of the Indenture Trustee, shall not make a distribution to the Servicer in respect of such amount pursuant to Section 5.12(a), or if the Servicer prior thereto has been reimbursed pursuant to Section 5.12(a), the Trust Collateral Agent, on behalf of the Indenture Trustee, shall withhold such amounts from amounts otherwise distributable to the Servicer pursuant to Section 5.12(a) on the next succeeding Distribution Date.

SECTION 5.05      Additional Deposits.
                  -------------------

(a) The Originator, the Servicer or the Transferor, as applicable, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables. All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Business Day immediately preceding the Determination Date related to such Collection Period.

(b) The proceeds of any purchase or sale of the assets of the Trust described in
Section 10.01 hereof shall be deposited by the Servicer, as applicable, in the Collection Account on the Business Day immediately preceding the Distribution Date on which such purchase shall occur.

(c) Following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, any proceeds of the Trust Property shall be deposited in the Collection Account to be distributed by the Indenture Trustee in accordance with
Section 5.2(b) of the Indenture.

(d) On the Determination Date immediately succeeding the date on which the Pre-Funding Period ends (or on the Determination Date on which the Pre-Funding Period ends, if the Pre-Funding Period ends on a Determination Date), the Trust Collateral Agent shall transfer the remaining Pre-Funded Amount on deposit in the Pre-Funding Account to the Collection Account pursuant to Section 5.07(b).

(e) On or before each Distribution Date, the Trust Collateral Agent shall transfer to the Collection Account any amounts transferred to the Trust Collateral Agent by the Collateral Agent from the Spread Account.

(f) On or before the Redemption Date, the Trust Collateral Agent shall deposit in the Collection Account the Redemption Amount paid by or on behalf of the Issuer pursuant to Article X of the Indenture.

SECTION 5.06      Spread Account.
                  --------------

(a) The Transferor agrees, simultaneously with the execution and delivery of this Agreement, to execute and deliver the Spread Account Agreement and, pursuant to the terms thereof, to deposit the Spread Account Initial Deposit in the Spread Account on the Closing

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

Date. In addition, on each Subsequent Transfer Date, pursuant to the terms of the Spread Account Agreement, the related Spread Account Additional Deposit shall be deposited by the Transferor in the Spread Account. Notwithstanding that the Transferor, as Certificateholder, has pledged the Spread Account to the Collateral Agent and the Note Insurer pursuant to the Spread Account Agreement, the Spread Account shall not under any circumstances be deemed to be a part of or otherwise includible in the Issuer or the Trust Property.

(b) In the event that the Servicer's Certificate with respect to any Determination Date shall state that there is a Deficiency Claim Amount, then the Trust Collateral Agent shall deliver to the Collateral Agent, the Note Insurer, the Fiscal Agent (as such term is defined in the Insurance Agreement) and the Servicer, by hand delivery or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Deficiency Claim Amount for such Distribution Date. Any Deficiency Notice shall be delivered by 10:00 a.m., Eastern time, on the fourth Business Day preceding such Distribution Date. Such Deficiency Notice shall direct the Collateral Agent to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Trust Collateral Agent for deposit of such amount in the Collection Account pursuant to Section 5.05(e) on the related Distribution Date.

SECTION 5.07      Pre-Funding Account.
                  -------------------

(a) On the Closing Date, the Transferor will deposit in the Pre-Funding Account an amount equal to the Original Pre-Funding Balance from the proceeds of the sale of the Notes. On each Subsequent Transfer Date, the Servicer shall instruct the Trust Collateral Agent in writing to withdraw from the Pre-Funding Account an amount equal to the Principal Balance of the Subsequent Receivables (as of the related Subsequent Cut-off Date) conveyed to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the Transferor upon satisfaction of the conditions set forth in Section 2.02(b) hereof and in the related Transfer Agreement with respect to such transfer.

(b) If the Pre-Funding Balance has not been reduced to zero on the Funding Termination Date, the Servicer shall instruct the Trust Collateral Agent in writing to withdraw such remaining portion of the Pre-Funding Balance from the Pre-Funding Account and deposit it in the Collection Account to be applied on the next succeeding Distribution Date as a partial principal prepayment of the Notes, in addition to the payment of principal and interest that otherwise would be payable with respect to the Notes on such Distribution Date. Amounts to be distributed to Noteholders as a partial principal prepayment of the Notes shall be included as part of the Total Principal Distributable Amount for the first Distribution Date following the Funding Period and shall be distributed as part of the Class A Noteholders' Principal Distributable Amount and Class B Noteholders' Principal Distributable Amount, respectively for such Distribution Date in accordance with Sections 5.12(a)(iv) and (x) and Sections 5.13(a)(ii) and (b)(ii).

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SECTION 5.08      Capitalized Interest Account.
                  ----------------------------

(a) On the Closing Date, the Transferor will deposit in the Capitalized Interest Account an amount equal to $89,290.32 (such amount, the "Capitalized Interest Account Deposit") from the proceeds of the sale of the Notes.

(b) On the Distribution Dates occurring in October, November and December, 2002 and January 2003, the Trust Collateral Agent shall withdraw at the written direction of the Servicer from the Capitalized Interest Account the Monthly Capitalized Interest Amount for such Distribution Date and deposit such amount in the Collection Account for application pursuant to Section 5.12.

(c) On the Distribution Dates occurring in October and November 2002, the Servicer shall instruct the Trust Collateral Agent in writing to withdraw from the Capitalized Interest Account and pay to the Transferor on such Distribution Date an amount equal to the Overfunded Capitalized Interest Amount for such Distribution Date. Any amounts remaining in the Capitalized Interest Account on the Distribution Date which immediately follows the end of the Funding Period after taking into account any transfers pursuant to clause (b) above shall be remitted by the Trust Collateral Agent to the Transferor. Upon any such distributions to the Transferor, the Noteholders, the Certificateholder and the
Note Insurer will have no further rights in, or claims to, such amounts.

(d) Amounts held in the Capitalized Interest Account shall be invested by the Trust Collateral Agent in Eligible Investments which shall mature no later than the Business Day immediately preceding the next Distribution Date in accordance with written instructions from the Transferor and such investments shall not be sold or disposed of prior to their maturity.

SECTION 5.09      Claims under the Note Policy.
                  ----------------------------

(a) In the event that the Trust Collateral Agent has delivered a Deficiency Notice with respect to any Determination Date, the Trust Collateral Agent shall determine on the related Draw Date whether the sum of (i) the Available Funds with respect to the related Distribution Date (as stated in the Servicer's Certificate with respect to such Determination Date) plus (ii) the amount of the Deficiency Claim Amount, if any, available to be distributed pursuant to the Spread Account Agreement by the Collateral Agent to the Trust Collateral Agent pursuant to a Deficiency Notice delivered with respect to the related Distribution Date (as stated in the certificate delivered on the immediately preceding Deficiency Claim Date by the Collateral Agent pursuant to Section 3.03(a) of the Spread Account Agreement) plus (iii) the Insurer Optional Deposit, if any, with respect to such Determination Date, would be insufficient, after giving effect to the payments required by Section 5.12(a)(i) and (ii), to pay the Scheduled Payments (as defined in the Note Policy) for such Distribution Date, then in such event the Trust Collateral Agent shall furnish to the Note Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Scheduled Payments with respect to such Distribution Date (the amount of such shortfall being hereinafter referred to as the "Policy Claim Amount"). Amounts paid by the Note Insurer under the Note Policy shall be deposited by the Trust Collateral Agent into the Policy Payments Account and thereafter into the Class A Note Distribution Account for payment to Class A Noteholders on the related Distribution Date (or promptly following payment by the Note Insurer on a later date as set forth in the Note Policy).

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

(b) Any notice delivered by the Trust Collateral Agent to the Note Insurer pursuant to Section 5.09(a) shall specify the Policy Claim Amount claimed under the Note Policy and shall constitute a "Notice of Claim" under the Note Policy. In accordance with the provisions of the Note Policy, the Note Insurer is required to pay to the Trust Collateral Agent the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third Business Day (as defined in the Note Policy) following receipt on a Business Day (as defined in the Note Policy) of the Notice of Claim, and (ii) the applicable Distribution Date. Any payment made by the Note Insurer under the Note Policy shall be applied solely to the payment of the Class A Notes, and for no other purpose.

(c) The Trust Collateral Agent shall (i) receive as attorney-in-fact of each Noteholder any Policy Claim Amount from the Note Insurer and (ii) deposit the same in the Policy Payments Account for distribution to the Class A Noteholders. Any and all Policy Claim Amounts disbursed by the Trust Collateral Agent from claims made under the Note Policy shall not be considered payment by the Trust or from the Spread Account with respect to such Class A Notes, and shall not discharge the obligations of the Trust with respect thereto. The Note Insurer shall, to the extent it makes any payment with respect to the Class A Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A Notes by or on behalf of the Note Insurer, each Class A Noteholder shall be deemed without further action, to have directed the Trust Collateral Agent to assign to the Note Insurer all rights to the payment of interest or principal with respect to the Class A Notes which are then due for payment to the extent of all payments made by the Note Insurer, and the Note Insurer may exercise any option, vote, right, power or the like with respect to the Class A Notes to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar shall note the Note Insurer's rights as subrogee upon the register of Class A Noteholders upon receipt from the Note Insurer of proof of payment by the Note Insurer of any Scheduled Payments (as defined in the Note Policy). The foregoing subrogation shall in all cases be subject to the rights of the Class A Noteholders to receive all Scheduled Payments (as defined in the Note Policy) in respect of the Class A Notes.

(d) The Trust Collateral Agent shall keep a complete and accurate record of all funds received by it from the Note Insurer, amounts deposited by the Trust Collateral Agent into the Policy Payments Account or the Collection Account and the allocation of such funds to payment of interest on and principal paid in respect of any Class A Note. The Note Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trust Collateral Agent.

(e) The Trust Collateral Agent shall be entitled, but not obligated, to enforce on behalf of the Class A Noteholders the obligations of the Note Insurer under the Note Policy. Notwithstanding any other provision of this Agreement or any Basic Document, the Class A Noteholders are not entitled to institute proceedings directly against the Note Insurer.

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

SECTION 5.10      Preference Claims; Direction of Proceedings.
                  -------------------------------------------

(a) In the event that the Trust Collateral Agent has received a certified copy of an order of the appropriate court that any Scheduled Payment (as defined in the Note Policy) paid on a Class A Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trust Collateral Agent shall so notify the Note Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Note Insurer of such avoided payment, and shall, at the time it provides notice to the Note Insurer, notify Holders of the Class A Notes by mail that, in the event that any Class A Noteholder's payment is so recoverable, such Class A Noteholder will be entitled to payment pursuant to the terms of the Note Policy. The Trust Collateral Agent shall furnish to the Note Insurer its records evidencing the payments of principal and interest on Class A Notes, if any, which have been made by the Trust Collateral Agent and subsequently recovered from Class A Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Note Insurer will make such payment on behalf of the Class A Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Note Policy) and not to the Trust Collateral Agent or any Class A Noteholder directly (unless a Class A Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Note Insurer will make such payment to the Trust Collateral Agent for distribution in accordance with the instructions to be provided by the Note Insurer, to such Class A Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).

(b) Each Notice of Claim shall provide that the Trust Collateral Agent, on its behalf and on behalf of the Class A Noteholders, thereby appoints the Note Insurer as agent and attorney-in-fact for the Trust Collateral Agent and each Class A Noteholder in any legal proceeding with respect to the Class A Notes. The Trust Collateral Agent shall promptly notify the Note Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Trust Collateral Agent has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Class A Notes. Each Holder, by its purchase of Class A Notes, and the Trust Collateral Agent hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Note Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal, at the expense of the Note Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 5.09(c), the Note Insurer shall be subrogated to, and each Class A Noteholder and the Trust Collateral Agent hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trust Collateral Agent and each Class A Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

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

SECTION 5.11      Surrender of the Note Policy.
                  ----------------------------

                  The Trust Collateral Agent shall surrender the Note Policy to the Note Insurer for cancellation upon its expiration in accordance with the terms thereof.

SECTION 5.12      Transfers and Distributions.
                  ---------------------------

(a) Subject to Section 5.16, on each Distribution Date, after making any transfers and distributions required by Sections 5.04, 5.05, 5.06, 5.07 and
Section 5.08 hereof and any deposit pursuant to Section 5.17, the Trust Collateral Agent shall, on behalf of the Indenture Trustee, (based solely on the information contained in the Servicer's Certificate delivered on the related Determination Date) cause to be made the following transfers and distributions for such Distribution Date:

     (i) from the Amount Available, to the Servicer, the Servicer Fee (or Successor Servicer Fee), and to the Lock-Box Processor, the fees payable under the Lock-Box Agreement (in each case, for such Distribution Date, and together with, in each case, all such unpaid fees and expenses from prior Collection Periods);

     (ii) from the Amount Available, to the Back-up Servicer, the Back-up Servicer Fee, to the Trust Collateral Agent, the Indenture Trustee and the Collateral Agent, the Trust Collateral Agent Fee and any accrued and unreimbursed expenses incurred by the Trust Collateral Agent, the Indenture Trustee or the Collateral Agent during the related Collection Period, to the Owner Trustee, the Owner Trustee's Fee and any accrued and unreimbursed expenses incurred by the Owner Trustee during the related Collection Period (in each case, for such Distribution Date, and together with, in each case, all such unpaid fees and expenses from prior Collection Periods); provided, however, that in no event shall the aggregate amount of all such expenses for all Distribution Dates to be reimbursed pursuant to this clause (ii) exceed $75,000 ($25,000 with respect to the Owner Trustee and $50,000 with respect to the Back-up Servicer, the Indenture Trustee, the Trust Collateral Agent and the Collateral Agent);

     (iii) from the Amount Available, to the Class A Note Distribution Account, an amount equal to the Class A-1 Interest Distributable Amount, the Class A-2 Interest Distributable Amount and the Class A-3 Interest Distributable Amount;

     (iv) from the Amount Available, to the Class A Note Distribution Account, an amount equal to the Class A Noteholders' Principal Distributable Amount, until the Class A Note Balance has been reduced to zero;

     (v) from the Amount Available, to the Note Insurer, the Premium and all other amounts due to it under the Insurance Agreement;

     (vi) from Available Funds, to the Spread Account, the amount required to bring the balance thereof to the Requisite Amount;

     (vii) from the Available Funds and any Spread Account Release Amount, to the Class B Note Distribution Account, an amount equal to the Class B Interest Distributable Amount;

     (viii) from the Available Funds and any Spread Account Release Amount, to the Class B Note Distribution Account, an amount equal to the Class B Noteholders' Principal Distributable Amount, until the Class B Note Balance has been reduced to zero;

     (ix) from the Available Funds and any Spread Account Release Amount, to the Back-up Servicer, the Indenture Trustee, the Trust Collateral Agent, the Collateral Agent and the Owner Trustee, their respective reasonable expenses to the extent not paid under (ii) above; and

     (x) to the Certificate Distribution Account, any remaining Available Funds, together with any remaining Spread Account Release Amount to the Certificateholder, for payment to the Certificateholder.

(b) Amounts to be distributed to the Noteholders pursuant to clauses (iii),
(iv), (vii) and (viii) of Section 5.12(a) shall be so distributed from the Class A Note Distribution Account and the Class B Note Distribution Account in accordance with Section 5.13 and the portion of the Amount Available not previously transferred to or deposited into the Class A Note Distribution Account or the Class B Note Distribution Account that is to be applied to the making of such distributions shall first be transferred from the Collection Account, the Pre-Funding Account, the Capitalized Interest Account, the Policy Payments Account or the Spread Account, as the case may be, to the Class A Note Distribution Account or the Class B Note Distribution Account as specified in
Section 3.3 of the Indenture and Section 5.12(e) below.

(c) Amounts to be distributed to the Certificateholder pursuant to clause (ix) of Section 5.12(a) shall be so distributed from the Certificate Distribution Account in accordance with Section 5.14 and the portion of the Available Funds and any amounts to be released from the Spread Account not previously transferred to or deposited in the Certificate Distribution Account that is to be applied to the making of such distributions shall first be transferred from the Collection Account or the Spread Account, as the case may be, to the Certificate Distribution Account as specified in Section 5.12(e) below. Amounts actually delivered to the Certificateholder out of the Certificate Distribution Account pursuant to this Agreement shall be automatically released from the Trust Property, and shall not be available to the Collateral Agent, the Trust Collateral Agent or the Trust for the purpose of making deposits to the Spread Account or making payments to the Noteholders, nor shall the Certificateholder be required to refund any amount properly received by them.

(d) In the event that the Collection Account is maintained with an institution other than the Trust Collateral Agent, the Servicer shall instruct the Trust Collateral Agent to instruct and cause such institution to make all transfers, deposits and distributions pursuant to Section 5.12(a), (b), (c) and (e) on the related Distribution Date.

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

(e) Notwithstanding the foregoing, all transfers of funds between accounts may occur on the Business Day immediately preceding the Distribution Date related to such transfer; all distributions from accounts shall occur on the Distribution Date.

SECTION 5.13 Distributions from the Note Distribution Accounts.

(a) On each Distribution Date, the Trust Collateral Agent shall distribute all amounts on deposit in the Class A Note Distribution Account to Noteholders in respect of the Notes in the following amounts and in the following order of priority:

     (i) first, to the Class A Noteholders, a distribution of interest in an amount equal to the amounts designated as such and transferred to the Class A Note Distribution Account pursuant to Section 5.12(a)(iii) for such Distribution Date, provided, however, that if there are not sufficient funds to pay such distribution, the amounts so designated and transferred shall be payable to the Class A-1, Class A-2 and Class A-3 Noteholders on a pro rata basis, based on the aggregate amount of interest payable on the Class A Notes;

     (ii) second, to the extent of the remaining amounts on deposit in the Class A Note Distribution Account, to the Class A Noteholders, a distribution of principal in an amount equal to the amounts designated as such and transferred to the Class A Note Distribution Account pursuant to Section 5.12(a)(iv) for such Distribution Date, until the Class A-1 Note Balance has been reduced to zero;

     (iii) third, to the extent of the remaining amounts on deposit in the Class A Note Distribution Account, to the Class A-2 Noteholders, a distribution of principal in an amount equal to the amount designated as such and transferred to the Class A Note Distribution Account pursuant to Section 5.12(a)(iv) for such Distribution Date, until the Class A-2 Note Balance has been reduced to zero; and

     (iv) fourth, to the extent of the remaining amounts on deposit in the Class A Note Distribution Account, to the Class A-3 Noteholders, a distribution of principal in an amount equal to the amounts designated as such and transferred to the Class A Note Distribution Account pursuant to Section 5.12(a)(iv) for such Distribution Date, until the Class A-3 Note Balance has been reduced to zero.

(b) On each Distribution Date, the Trust Collateral Agent, on behalf of the Indenture Trustee, shall distribute all amounts on deposit in the Class B Note Distribution Account as follows:

     (i) first, to the Class B Noteholders, a distribution of interest in an amount equal to the amounts designated as such and transferred to the Class B Note Distribution Account pursuant to Section 5.12(a)(vii) for such Distribution Date; and

     (ii) second, to the extent of the remaining amounts on deposit in the Class B Note Distribution Account, to the Class B Noteholders, a distribution of principal in an amount equal to the amounts designated as such and transferred to the Class B Note Distribution Account pursuant to Section 5.12(a)(viii) for such Distribution Date.

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

(c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Noteholder, such withholding tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section. The Trust Collateral Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any withholding tax that is legally owed by the Trust as instructed by the Servicer, in writing in a Servicer's Certificate (but such authorization shall not prevent the Trust Collateral Agent from contesting at the expense of the Transferor any such withholding tax in appropriate proceedings, and withholding payment of withholding such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Noteholder), the Trust Collateral Agent may in its sole discretion withhold such amounts in accordance with this clause (b). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Trust Collateral Agent shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trust Collateral Agent for any out-of-pocket expenses incurred. The Note Policy does not cover any shortfalls relating to withholding taxes.

(d) Distributions required to be made to Noteholders on any Distribution Date shall be made to each Noteholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefore, if (i) such Noteholder shall have provided to the Note Registrar appropriate written instructions at least ten Business Days prior to such Distribution Date and such Holder's Notes in the aggregate evidence an original denomination of not less than $500,000 or (ii) such Noteholder is the Transferor, or an Affiliate thereof, or, if not, by check mailed to such Noteholder at the address of such holder appearing in the Note Register. Notwithstanding the foregoing, the final distribution in respect of any Note (whether on the Class A-1 Stated Final Maturity Date, Class A-2 Stated Final Maturity Date, Class A-3 Stated Final Maturity Date, Class B Stated Final Maturity Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.7 of the Indenture.

(e) Notwithstanding the foregoing, all transfers of funds between accounts may occur on the Business Day immediately preceding the Distribution Date related to such transfer; all distributions from accounts shall occur on the Distribution Date.

(f) The Originator shall reimburse the Owner Trustee on demand for any expenses (pursuant to Section 5.12(a)(ii) herein) or indemnity due to the Owner Trustee and not otherwise paid and shall pay to the Owner Trustee the Owner Trustee Fee to the extent it has not been paid, in each case to the extent not paid within 30 days after demand for payment or submission of an invoice by the Owner Trustee.

(g) Each Noteholder, by its acceptance of its Note, will be deemed to have consented to the provisions of Sections 5.12(a) and 5.13 relating to the priority of payments, and will be further deemed to have acknowledged that no property rights in any amount or the proceeds of any such amount shall vest in such Noteholder until such amounts have been distributed to such Noteholder pursuant to such provisions; provided, that the foregoing shall not restrict the right of any Noteholder, upon compliance with the provisions hereof, from seeking to compel the performance of the provisions hereof by the parties hereto. Each Noteholder, by its acceptance of its Note, will be deemed to have further agreed that withdrawals of funds by the Collateral Agent from the Spread Account for application hereunder and thereunder, shall be made in accordance with the provisions of the Spread Account Agreement.

SECTION 5.14      Certificate Distribution Account.
                  -------------------------------- -

(a) On each Distribution Date, the Trust Collateral Agent shall distribute all amounts on deposit in the Certificate Distribution Account to the Certificateholder.

(b) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Trust Collateral Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholder sufficient funds for the payment of any tax that is legally owed by the Trust as instructed in writing by the Servicer (but such authorization shall not prevent the Trust Collateral Agent from contesting, at the expense of the Transferor, any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Certificateholder), the Trust Collateral Agent may in its sole discretion withhold such amounts in accordance with this clause (b). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Trust Collateral Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Trust Collateral Agent for any out-of-pocket expenses incurred.

(c) Distributions required to be made to the Certificateholder on any Distribution Date shall be made to the Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefore, if (i) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least ten Business Days prior to such Distribution Date or (ii) such Certificateholder is the Transferor, or an Affiliate thereof, or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Certificate Registrar pursuant to Section 3.4 of the Trust Agreement.

(d) Notwithstanding the foregoing, all transfers of funds between accounts may occur on the Business Day immediately preceding the Distribution Date related to such transfer; all distributions from accounts shall occur on the Distribution Date.

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

(e) In furtherance of and not in limitation of the foregoing, the Certificateholder by acceptance of the Certificate, specifically acknowledges that no amounts shall be received by it, nor shall it have any right to receive any amounts, unless and until such amounts have been distributed pursuant to
Section 5.12(a)(ix) above for payment to the Certificateholder pursuant to the priorities set forth in Section 5.12(a) above. The Certificateholder, by its acceptance of the Certificate, further specifically acknowledges that it has no right to or interest in any moneys at any time held pursuant to the Spread Account Agreement prior to the release of such moneys as aforesaid, such moneys being held in trust for the benefit of the Class A Noteholders, the Note Insurer and each other Secured Party (as such term is defined in the Spread Account Agreement) as their interests may appear prior to such release. Notwithstanding the foregoing, in the event that it is ever determined that any property held in the Spread Account constitutes a pledge of collateral, then the provisions of this Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the Certificateholder hereby grants to the Collateral Agent and to the Trust Collateral Agent, respectively, a first priority security interest in such amounts, to be applied as set forth in
Section 3.03(b) of the Spread Account Agreement. In addition, the Certificateholder, by acceptance of its Certificate, hereby appoints the Transferor as its agent to pledge a first priority security interest in the Spread Account, and any property held therein from time to time to the Collateral Agent for the benefit of the Trust Collateral Agent and the Note Insurer pursuant to the Spread Account Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Note Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral (as such terms are defined in the Spread Account Agreement).

SECTION 5.15      Statements to Certificateholders and Noteholders; Tax Returns.
                  -------------------------------------------------------------

(a) On or prior to each Determination Date, the Servicer shall provide to the
Note Insurer, each Noteholder of record, the Trust Collateral Agent, the Collateral Agent and the Rating Agencies, and to each Certificateholder of record, a statement, setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

     (i) the amount of such distribution allocable to principal on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class B Notes;

     (ii) the amount of such distribution allocable to interest on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class B Notes;

     (iii) separately identified, the amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim on the Note Policy;

     (iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

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

     (v) the Class A-1 Note Balance, the Class A-2 Note Balance and the Class A-3 Note Balance and the Class A-1 Pool Factor, the Class A-2 Pool Factor and the Class A-3 Pool Factor, after giving effect to payments allocated to principal reported under (i) above;

     (vi) the Class B Note Balance and the Class B Pool Factor, after giving effect to payments allocated to principal reported under (i) above;

     (vii) separately identified, the amount of the Servicer Fee (or Successor Servicer Fee) paid to the Servicer, the amount of the Back-up Servicer Fee paid to the Back-up Servicer the amount of the Trust Collateral Agent Fee paid to the Trust Collateral Agent and the amount of the Lock-Box Processor fees paid to the Lock-Box Processor, in each case, with respect to the related Collection Period and/or due but unpaid with respect to such Collection Period or prior Collection Periods, as the case may be;

     (viii) the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall and the Class A-3 Interest Carryover Shortfall, if any;

     (ix) the Class B Interest Carryover Shortfall, if any;

     (x) the Class A Noteholders' Principal Carryover Shortfall, if any;

     (xi) the Class B Noteholders' Principal Carryover Shortfall, if any;

     (xii) the delinquency and loan loss experience during the related Collection Period;

     (xiii) the aggregate Purchase Amount for Purchased Receivables, if any, that were acquired or reacquired in such period; and

     (xiv) during the Funding Period, the remaining Pre-Funding Balance and the amount remaining on deposit in the Capitalized Interest Account.

     Each amount set forth pursuant to paragraph (i), (ii), (iii), (v) and (vi) above shall be expressed as a dollar amount per $1,000 of the Initial Note Balance.

(b) If required by the Code, no later than January 31 of each calendar year, commencing January 31, 2003, the Servicer shall send to the Indenture Trustee and the Trust Collateral Agent, and the Trust Collateral Agent shall, provided it has received the necessary information from the Servicer, promptly thereafter furnish to each Person who at any time during the preceding calendar year was a Noteholder of record and received any payment thereon (a) a report prepared by the Servicer as to the aggregate of amounts reported pursuant to subclauses
(iii), (iv), (vii) and (viii) of Section 5.12(a) for such preceding calendar year or applicable portion thereof during which such person was a Noteholder, and (b) such information as may be reasonably requested by the Noteholders or required by the Code and regulations thereunder, to enable such Holders to prepare their Federal and State income tax returns. The obligation of the Trust Collateral Agent set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

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

(c) The Servicer (if the Master Servicer is acting as Servicer, at its own expense, otherwise at the expense of the Issuer) shall cause Deloitte & Touche or another firm of independent accountants acceptable to the Note Insurer, in its sole and absolute discretion, to prepare any tax returns required to be filed by the Issuer, and the Issuer shall execute and file such returns if requested to do so by the Servicer. The Trust Collateral Agent, upon request, will furnish the Servicer with all such information actually known to the Trust Collateral Agent as may be reasonably requested by the Servicer in connection with the preparation of all tax returns of the Issuer.

SECTION 5.16 Payments upon an Indenture Event of Default and Acceleration of the Notes.

                  If an Indenture Event of Default occurs under the Indenture and the Notes are accelerated pursuant to the Indenture, Section 5.2 of the Indenture shall control.

SECTION 5.17      Optional Deposits by the Note Insurer.
                  ---------------------------------------

                  The Note Insurer shall at any time, and from time to time, with respect to a Distribution Date, have the option to deliver amounts (any such amount, an "Insurer Optional Deposit") to the Trust Collateral Agent for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Distribution Date, (ii) to distribute as a component of the Class A Noteholders' Principal Distributable Amount to the extent the Class A Note Balance exceeds the sum of the Pool Balance and the remaining Pre-Funding Balance as of the related Determination Date, and (iii) to include such amount as part of the Additional Funds Available for such Distribution Date to the extent that without such amount a draw would be required to be made on the Note Policy.

SECTION 5.18      Securities Accounts.
                  ------------------- -

                  The Trust Collateral Agent agrees that any Trust Account held by it hereunder shall be maintained as a "securities account" as defined in the Uniform Commercial Code as in effect in New York (the "New York UCC"), and that it shall be acting as a "securities intermediary" for the Indenture Trustee itself as the "entitlement holder" (as defined in Section 8-102(a)(7) of the New York UCC) with respect to each such Trust Account. The parties hereto agree that each Trust Account shall be governed by the laws of the State of New York, and regardless of any provision in any other agreement, the "securities intermediary's jurisdiction" (within the meaning of Section 8-110 of the New York UCC) shall be the State of New York. The Trust Collateral Agent acknowledges and agrees that (a) each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC and (b) notwithstanding anything to the contrary, if at any time the Trust Collateral Agent shall receive any entitlement order from the Indenture Trustee directing transfer or redemption of any financial asset relating to the Trust Accounts, the Trust Collateral Agent shall comply with such entitlement order without further consent by the Transferor or any other person. In the event of any conflict of any provision of this Section 5.18 with any other provision of this Agreement or any other agreement or document, the provisions of this Section 5.18 shall prevail.

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                                   ARTICLE VI
                                 THE TRANSFEROR

SECTION 6.01      Representations of Transferor.
                  -----------------------------

                  The Transferor makes the following representations on which the Trust, the Indenture Trustee and the Trust Collateral Agent relied in accepting the Receivables in trust and in connection with the performance by the Trust Collateral Agent of its obligations hereunder and the Note Insurer relied in issuing the Note Policy. The representations speak as of the execution and delivery of this Agreement, on the Closing Date and as of each Subsequent Transfer Date, but shall survive each sale of the Receivables to the Trust and the subsequent pledge thereof to the Indenture Trustee pursuant to the
Indenture:

     (i) Organization and Good Standing. The Transferor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and has and had at all relevant times, full power, authority, and legal right to acquire and own the Receivables.

     (ii) Due Qualification. The Transferor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

(iii) Power and Authority. The Transferor has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms. The Transferor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Transferor by all necessary action.

     (iv) Valid Sale; Binding Obligations. This Agreement evidences a valid sale, transfer, and assignment of the Trust Property and upon execution of the related Transfer Agreement and satisfaction of the conditions set forth in the
Section 2.02(b) hereof and in such Transfer Agreement, this Agreement will effect a valid sale, transfer and assignment of the related Subsequent Receivables and the other related property to be conveyed to the Issuer on the related Subsequent Transfer Date, in each case, enforceable against creditors of and purchasers from the Transferor; and this Agreement and the other Basic Documents to which the Transferor is a party shall constitute legal, valid and binding obligations of the Transferor enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity.

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     (v) No Violation. The execution and delivery by the Transferor of this
Agreement and the other Basic Documents to which it is a party and its performance under this Agreement and the other Basic Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Transferor, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents); or violate any law or any order, rule, or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferor or its properties.

     (vi) No Proceedings. There are no proceedings or investigations pending, or to the Transferor's best knowledge threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferor or its properties: (A) asserting the invalidity of this Agreement, any other Basic Document or the Securities; (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or, any other Basic Document to which it is a party; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, any other Basic Document to which it is a party or the Securities; (D) which might adversely affect the federal income tax attributes of the Securities; or (E) that could have a material adverse effect on the Receivables.

     (vii) No Consents. No consent, license, approval, authorization or order of, or registration, declaration or filing with, any governmental authority or other Person is required to be made in connection with the execution, delivery or performance of the Basic Documents to which it is a party or the consummation of the transaction contemplated thereby, except such as have been duly made, effected or obtained;

     (viii) Chief Executive Office. The chief executive office of the Transferor is, and has at all times been, located at 18 NW Fourth Street, Evansville, Indiana 47706-1347. The Transferor shall give prior written notice to the other parties hereto prior to any change of its chief executive office or its state of incorporation.

     (ix) Transferor's Intention. The Receivables and other Trust Property are being transferred, and the Subsequent Receivables will be transferred, with the intention of removing them from the Transferor's estate pursuant to Section 541 of the United States Bankruptcy Code, as the same may be amended from time to time.

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SECTION 6.02      Liability of Transferor; Indemnities.
                  ------------------------------------

                  The Transferor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Transferor under this Agreement.

     (i) The Transferor shall indemnify, defend, and hold harmless the Trust Collateral Agent, the Indenture Trustee, the Note Insurer, the Back-up Servicer, the Master Servicer, the Collateral Agent, the Owner Trustee and the Trust from and against any taxes that may at any time be asserted against the Trust Collateral Agent or the Trust with respect to, and as of the Closing Date, with respect to the Initial Receivables, and the related Subsequent Transfer Date, with respect to the Subsequent Receivables, the sale of the related Receivables to the Trust or the issuance and original sale of the Securities or asserted with respect to ownership of the Receivables, including any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

     (ii) The Transferor shall indemnify, defend, and hold harmless the Trust Collateral Agent, the Indenture Trustee, the Note Insurer, the Collateral Agent, the Master Servicer, the Back-up Servicer, the Owner Trustee and the Trust and their respective officers, directors, employees and agents, and the Trust from and against any loss, liability, or expense incurred by reason of (a) the Transferor's bad faith, willful misconduct or negligence in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of the Transferor's obligations and duties under this Agreement or any other Basic Document to which it is a party, or (b) the Transferor's violation of federal or state securities laws in connection with the initial sale of the Securities.

     Indemnification under this Section shall survive the termination of this Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Transferor shall have made any indemnity payment to the Trust Collateral Agent, the Collateral Agent, the Indenture Trustee, the Note Insurer, the Master Servicer, the Back-up Servicer, the Owner Trustee or the Trust pursuant to this Section and any such Person thereafter shall collect any of such amounts from others, then such Person shall repay such amounts to the Transferor, without interest. In addition, the Transferor shall pay the costs as provided in the Indenture, including Section
5.14 thereof. If the Transferor fails to indemnify pursuant to this Section 6.02, the Trust Collateral Agent, the Indenture Trustee, the Note Insurer or the Owner Trustee, as applicable, shall notify the Originator of such failure and the Originator shall pay the amount of such indemnification to the applicable person within three Business Days of receipt of such notice.

     Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Transferor under this Section 6.02 are solely the corporate obligations of the Transferor, and shall be payable by the Transferor, solely as provided in this Section 6.02. The Transferor shall only be required to pay (a) any fees, expenses, indemnities or other liabilities that it may incur under

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this Section 6.02 to the extent the Transferor has funds available that would be in excess of amounts that would be necessary to pay the debt and other obligations of the Transferor incurred in accordance with the Transferor's certificate of formation and limited liability company agreement and all financing documents to which the Transferor is a party and (b) any expenses, indemnities or other liabilities that it may incur under this Section 6.02 only to the extent it receives funds designated for such purposes or to the extent it has funds available that would be in excess of amounts that would be necessary to pay the debt and other obligations of the Transferor incurred in accordance with the Transferor's certificate of formation and limited liability company agreement and all financing documents to which the Transferor is a party. In addition, no amount owing by the Transferor hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or for the payment of any fee hereunder or any other obligation of, or claim against, the Transferor arising out of or based upon this Section 6.02, against any member, employee, officer, agent, director or authorized person of the Transferor or of any Affiliate thereof (other than with respect to any obligation of the Originator as set forth in the last sentence of the foregoing paragraph); provided, however, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or willful misconduct or omissions taken by them.

SECTION 6.03 Merger or Consolidation of, or Assumption of the Obligations of, Transferor.

                  Subject to Section 6.06 hereof, any Person (i) into which the Transferor may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Transferor shall be a party, (iii) succeeding to the business of the Transferor, or (iv) exercising control directly or indirectly of the Transferor, which Person in any of the foregoing cases executes an agreement of assumption acceptable, in their respective absolute discretion, to each of the Note Insurer, the Trust Collateral Agent and the Indenture Trustee to perform every obligation of the Transferor under this Agreement and the other Basic Documents to which the Transferor is a party, will be the successor to the Transferor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement; provided, however, that (u) immediately after giving effect to such transaction, (A) no representation or warranty made pursuant to Section
6.01 would have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and (B) no event that, after notice or lapse of time, or both, would become a Servicer Default or Back-up Servicer Default shall have occurred and be continuing, (v) the Transferor shall have delivered to the Trust Collateral Agent, the Note Insurer and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, conversion, merger, or succession and such agreement or assumption comply with this Section and
Section 6.06(a)(iii) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (w) the Transferor shall have delivered to the Trust Collateral Agent, the Note Insurer and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust, the Noteholders and the Note Insurer in the Receivables, and reciting the details of such filings, or (B) stating that, in the

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opinion of such Counsel, no such action shall be necessary to preserve and protect such interest, (x) immediately after giving effect to such transaction, no Insurance Agreement Event of Default and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have occurred and be continuing, (y) the organizational documents of the Person surviving or resulting from such transaction shall contain provisions the same in substantive effect as those of the Transferor's certificate of formation and limited liability company agreement in respect of the issuance of debt, the independent directors and bankruptcy remoteness and the equity interest in, and voting rights of, such Person shall be pledged to the Note Insurer on substantially similar terms as the Pledge Agreement, as determined by the Note Insurer in its sole discretion, and (z) the Rating Agencies shall have confirmed the ratings of the Class A Notes without regard to the Note Policy. The Transferor shall provide written notice of any merger, consolidation, conversion, or succession pursuant to this Section and Section 6.06(a)(iii) to the Note Insurer and the Rating Agencies then providing a rating for the Securities. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (u), (v), (w),
(x), (y) and (z) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii), or (iii) or (iv) above.

SECTION 6.04 Limitation on Liability of Originator, Transferor and Others.

                  Each of the Originator and the Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on the written advice of counsel, Opinion of Counsel, Officer's Certificate, or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Originator nor the Transferor shall be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Originator or the Transferor, as the case may be, may undertake any reasonable legal action that it may in good faith deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and the Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs, and liabilities of the Originator or the Transferor, as the case may be.

SECTION 6.05      Originator and Transferor May Own Securities.
                  --------------------------------------------

                  Subject to the definition of "Noteholders" herein, the Originator or the Transferor and any Person controlling, controlled by, or under common control with the Originator or the Transferor may in their individual or any other capacities become the owner or pledge of Securities with the same rights as it would have if it were not the Originator or the Transferor or an affiliate thereof, except as otherwise specifically provided herein. Subject to the definition of "Noteholders" herein, securities so owned by or pledged to the Originator and the Transferor or such controlling, controlled or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities.

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SECTION 6.06      Additional Covenants of the Transferor.
                  --------------------------------------

                  The Transferor shall not do any of the following, without (i) the prior written consent of the Note Insurer, (ii) the consent of the Rating Agencies provided that such consent to any of the following shall not result in the downgrading or withdrawal by such Rating Agencies of the "shadow ratings" then assigned to any Class A Notes without regard to the Note Policy and (iii) the prior written consent of the Trust Collateral Agent, who shall, without any exercise of its own discretion, also provide its written consent to the Transferor upon receipt by it of the consent of the Rating Agencies and a copy of the written consent of the Note Insurer:

     (i) engage in any business or activity other than those set forth in the certificate of formation and limited liability company agreement of the Transferor or amend the Transferor's certificate of formation or limited liability company agreement other than in accordance with its terms as in effect on the date hereof;

     (ii) incur any indebtedness, or assume or guaranty any indebtedness of any other entity, other than (A) any indebtedness incurred in connection with Notes, (as defined in the Transferor's articles of incorporation) and (B) any indebtedness to the Originator or any Affiliate thereof incurred in connection with the acquisition of motor vehicle contracts similar to the Receivables, which indebtedness shall be subordinated to all other obligations of the Transferor and the Originator;

     (iii) to the extent permitted by law, dissolve or liquidate, in whole or in part, consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity; or

     (iv) without the affirmative vote of 100% of the directors of the board of directors of the Transferor, including the independent directors, institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Transferor or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take limited liability company action in furtherance of any such action.

                                  ARTICLE VII
                    THE BACK-UP SERVICER; AND MASTER SERVICER

SECTION 7.01      Representations and Warranties.
                  ------------------------------

(a) The Back-up Servicer. The Back-up Servicer makes the following representations and warranties on which the Trust, the Indenture Trustee and the Trust Collateral Agent rely in accepting the Receivables in trust and in connection with the performance by the Trust Collateral Agent of its obligations hereunder and the Note Insurer relies in issuing the Note Policy. The representations and warranties speak as of the execution and delivery of this Agreement, on the Closing Date, and as of each Subsequent Transfer Date, but shall survive each sale of the Receivables to the Trust and the subsequent pledge thereof to the Indenture Trustee pursuant to the Indenture:

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     (i) The Back-up Servicer is a national banking association, duly organized and validly existing in good standing under the laws of the United States with the corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own, sell and service the Receivables, and is duly qualified and has all necessary licenses in all such jurisdictions as are required by it to conduct its business (including the servicing of the Receivables as required by this Agreement and the performance of its other obligations under this Agreement).

     (ii) The Back-up Servicer has the power and authority to execute and deliver this Agreement and to carry out the terms hereof. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of the Back-up Servicer. This Agreement has been duly and validly executed and delivered by the Back-up Servicer and, assuming due authorization, execution and delivery by each other party hereto, this Agreement is a valid and legally binding agreement of the Back-up Servicer enforceable in accordance with its terms.

     (iii) The execution and delivery of this Agreement and performance under this Agreement by the Back-up Servicer and the compliance by the Back-up Servicer with all provisions of this Agreement do not conflict with or violate any applicable law, regulation or order of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality and do not conflict with or result in a breach of or (with or without notice or lapse of time) default under any of the terms or provisions of any contract or agreement to which the Back-up Servicer is subject or by which it or its property is bound, or result in the creation or imposition of a Lien upon any of its properties pursuant to the terms of any such contract or agreement, nor does such execution, delivery or compliance violate the Charter or By-Laws of the Back-up Servicer.

                  The representations and warranties contained in this Section 7.01(a) shall survive the execution and delivery of this Agreement, the transfer of the Initial Receivables on the Closing Date, the transfer of the Subsequent Receivables on the related Subsequent Transfer Date and the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture.

(b) The Master Servicer. The Master Servicer makes the following representations and warranties on which the Trust, the Indenture Trustee and the Trust Collateral Agent rely in accepting the Receivables in trust and in connection with the performance by the Trust Collateral Agent of its obligations hereunder and the Note Insurer relies in issuing the Note Policy. The representations and warranties speak as of the execution and delivery of this Agreement, on the Closing Date, and as of each Subsequent Transfer Date, but shall survive each sale of the Receivables to the Trust and the subsequent pledge thereof to the Indenture Trustee pursuant to the Indenture:

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

     (i) Organization and Good Standing. The Master Servicer is duly organized and is validly existing as a federally-chartered savings association in good standing under the laws of the United States, with power and authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and has and had at all relevant times, full power, authority, and legal right to acquire, own, sell, and service the Receivables;

     (ii) Due Qualification. The Master Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement and the performance of its other obligations under this Agreement and the other Basic Documents to which it is a party) requires such qualifications except where such failure will not have a material adverse effect on the Master Servicer, its business or its properties, or the ability of the Master Servicer to perform its obligations under this Agreement or any other Basic Document to which it is a party;

     (iii) Power and Authority. The Master Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Master Servicer by all necessary corporate action;

     (iv) Binding Obligations. This Agreement and the other Basic Documents to which it is a party constitute legal, valid, and binding obligations of the Master Servicer enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity;

     (v) No Violation. The execution, delivery and performance by the Master Servicer of this Agreement and the other Basic Documents to which the Master Servicer is a party, and the consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Master Servicer, or any indenture, agreement, or other instrument to which the Master Servicer is a party or by which it may be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than this Agreement); nor, to the best of the Master Servicer's knowledge, violate any law applicable to the Master Servicer or any order, rule, or regulation applicable to the Master Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Master Servicer or its properties;

     (vi) No Proceedings. There are no proceedings or investigations pending, or, to the Master Servicer's best knowledge, threatened, before any court,

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regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Master Servicer or its properties: A) asserting the invalidity of this Agreement, any of the Basic Documents or the Securities, B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents,
C) seeking any determination or ruling that might materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the Basic Documents to which it is a party or the Securities, D) relating to the Master Servicer and which might adversely affect the federal income tax attributes of the Securities or (E) that could have a material adverse effect on the Receivables;

     (vii) No Consents. No consent, license, approval, authorization or order of, or registration declaration or filing with, any governmental authority or other Person is required to be made in connection with the issuance or sale of the Notes and Certificates or the execution, delivery or performance of the Basic Documents to which it is a party or the consummation of the transactions contemplated thereby, except such as have been duly made, effected or obtained;

     (viii) Taxes. The Master Servicer has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due;

     (ix) Chief Executive Office. The principal place of business and chief executive office of the Master Servicer is, and for the four months preceding the date of this Agreement has been, located at 18 N.W. Fourth Street, Evansville, Indiana 47701;

     (x) No Injunctions. There are no existing injunctions, writs, restraining orders or other similar orders which might adversely affect the performance by the Master Servicer or its obligations under, or the validity and enforceability of, this Agreement;

     (xi) Compliance with Law. The Master Servicer is in compliance with all requirements of federal and state laws, rules, regulations and orders, except where the failure so to comply would not have a material adverse effect on the Master Servicer, its business or its properties, or the ability of the Master Servicer to perform its obligations under this Agreement;

     (xii) Transfer of Data. In accordance with Sections 4.03 (g), (h) and (i), the Master Servicer shall make arrangements for the prompt and safe transfer of, and the Master Servicer shall provide to the Back-up Servicer (or its designee), all necessary servicing files and records, including (as deemed necessary by the Back-up Servicer (or its designee) at such time): (A) account documentation, (B) servicing system tapes, (C) account payment history, (D) collections history and
(E) the trial balances, reflecting all applicable loan information; and

     (xiii) Practices. The practices used or to be used by the Master Servicer, to monitor collections with respect to the Receivables and repossess and dispose of the

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

Financed Vehicles related to the Receivables will be, in all material respects, legal, proper and in conformity with the requirements of all applicable federal and state laws, rules and regulations, and this Agreement. The Master Servicer is in possession of all state and local licenses (including all debt collection licenses) required for it to perform its services hereunder, and none of such licenses has been suspended, revoked or terminated.

                  The representations and warranties contained in this Section 7.01(b) shall survive the execution and delivery of this Agreement, the transfer of the Initial Receivables on the Closing Date, the transfer of the Subsequent Receivables on the related Subsequent Transfer Dates and the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture.

SECTION 7.02      Back-up Servicer and Master Servicer Not to Resign.
                  --------------------------------------------------

                  Subject to the provisions of Section 8.01, neither of the Back-up Servicer or the Master Servicer shall resign from the obligations and duties imposed on it by this Agreement as Back-up Servicer or Master Servicer, respectively, except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Back-up Servicer or Master Servicer, as the case may be, and the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing) does not or the Majority Noteholders (if an Insurer Default shall have occurred and be continuing) do not (i) elect in its or their absolute discretion to waive the obligations of the Back-up Servicer or Master Servicer, as the case may be, to perform the duties that render it legally unable to act or (ii) allow in its or their absolute discretion the Back-up Servicer or Master Servicer, as the case may be, to delegate those duties to another Person. Any such determination permitting the resignation of the Back-up Servicer or Master Servicer shall be evidenced by an Opinion of Counsel as to the legal requirements that would be violated delivered to the Owner Trustee, the Indenture Trustee and the Note Insurer. No resignation of the Back-up Servicer shall become effective until an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Master Servicer shall become effective until the Back-up Servicer or an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Master Servicer. In addition, no resignation of the Back-up Servicer or Master Servicer shall relieve the Back-up Servicer or Master Servicer, as the case may be, of any liability to which it has previously become subject under this Agreement or any Basic Document.

SECTION 7.03 Indemnities of the Servicer, Back-up Servicer and the Originator.

(a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and the other Basic Documents to which it is a party, and no implied duties or obligations shall be read into this Agreement against the Servicer.

     (i) The Servicer shall defend, indemnify, and hold harmless the Trust Collateral Agent, the Indenture Trustee, the Note Insurer, the Back-up Servicer, the Master Servicer and the Owner Trustee and their respective officers, directors, employees and agents, the Trust and the Noteholders from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

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     (ii) The Servicer shall indemnify, defend, and hold harmless the Trust
Collateral Agent, the Indenture Trustee, the Owner Trustee, the Note Insurer, the Back-up Servicer, the Master Servicer, the Trust and the Noteholders from and against any taxes that may at any time be asserted against the Trust Collateral Agent or the Trust with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, franchise, or license taxes (not including any federal or other income taxes arising out of the transactions contemplated by this Agreement) and costs and expenses in defending against the same.

     (iii) The Servicer shall indemnify, defend, and hold harmless the Trust, the Indenture Trustee, the Owner Trustee, the Note Insurer, the Back-up Servicer, the Master Servicer and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Indenture Trustee, the Owner Trustee, the Back-up Servicer, the Master Servicer, the Trust Collateral Agent, the Note Insurer or the Noteholders through the negligence, willful misconduct or bad faith of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of the Servicer's obligations and duties under this Agreement or any other Basic Document to which it is a party.

     (iv) The Servicer shall indemnify, defend, and hold harmless the Trust Collateral Agent, the Indenture Trustee, the Note Insurer, the Back-up Servicer, the Master Servicer and each of its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained in the Basic Documents, except to the extent that such cost, expense, loss, claim, damage, or liability: (A) shall be due to the willful misconduct, bad faith, or negligence of such indemnified party or;
(B) shall arise from such indemnified party's breach of any of its representations or warranties in any material respect set forth in the Indenture;

                  Indemnification by each of the Master Servicer or the Back-up Servicer (or any other successor Servicer), as Servicer, shall be made only with respect to the period that it acts as Servicer and its acts and omissions while acting as such. Indemnification under this Section by the Servicer, with respect to the period such Person was (or was deemed to be) the Servicer, shall survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

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(b) The Back-up Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Back-up Servicer in its capacity as Back-up Servicer under this Agreement, and no implied duties or obligations shall be read into this Agreement against the Back-up Servicer. The Back-up Servicer shall indemnify, defend, and hold harmless the Trust, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Note Insurer, the Master Servicer and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Indenture Trustee, the Owner Trustee, the Master Servicer, the Trust Collateral Agent, the Note Insurer or the Noteholders through the negligence, willful misconduct or bad faith of the Back-up Servicer in the performance of its duties as Back-up Servicer under this Agreement, or by reason of reckless disregard of the Back-up Servicer's obligations and duties as Back-up Servicer under this Agreement. In the event that the Back-up Servicer becomes the successor Servicer pursuant to Section 4.01 or 8.03, the Back-up Servicer, in its capacity as successor Servicer, shall be liable in accordance with, and to the extent set forth in, Section 7.03(a).

                  Notwithstanding the foregoing obligations, the successor Servicer, if Wells Fargo Bank Minnesota, National Association its successors or assigns, shall have (i) no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the predecessor Servicer, (ii) no obligation to perform any repurchase or advancing obligations (other than pursuant to Section 4.10 with respect to its own breaches as successor Servicer), if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior servicer including the original servicer. The indemnification obligations of the Back-up Servicer, upon becoming a successor Servicer are expressly limited to those instances of negligence, bad faith or willful misconduct of the Back-up Servicer in its role as successor Servicer.

(c) The Originator shall indemnify, defend, and hold harmless the Indenture Trustee, the Owner Trustee (in its individual and trust capacities), the Note Insurer, the Back-up Servicer, the Master Servicer and each of their officers, directors, employees and agents from and against all costs, expenses (including reasonable legal fees and expenses), losses, claims, damages, taxes, obligations and liabilities of any kind whatsoever arising out of, incurred or asserted against any such indemnified party in connection with the acceptance or performance of the trusts and duties contained in the Basic Documents, except to the extent that such cost, expense, loss, claim, damage, or liability: (i) shall be due to the willful misconduct, bad faith or gross negligence of the indemnified parties; or (ii) shall arise from the breach by any indemnified party of any of its representations or warranties set forth in the Trust Agreement.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee and the termination of this Agreement or the Trust Agreement and shall include reasonable fees and expenses of counsel and other expenses of litigation.

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SECTION 7.04 Merger or Consolidation of, or Assumption of the Obligations of,
             the Master Servicer and Back-up Servicer.

(a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Servicer and shall be capable of fulfilling the duties of the Servicer contained in this Agreement and the other Basic Documents to which the Servicer is a party. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer shall be a party which may succeed to the properties and assets of the Servicer substantially as a whole or (iii) succeeding to the business of the Servicer (or to substantially all of the Servicer's business insofar as it relates to the servicing of the Receivables), which Person in any of the foregoing cases executes an agreement of assumption acceptable to the Note Insurer in its sole and absolute discretion to perform every obligation of the Servicer under this Agreement and the other Basic Documents to which it is a party, will be the successor to the Servicer under this Agreement and the other Basic Documents to which it is a party without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that
(w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 hereof or made by the Originator in the Purchase Agreement shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), no Servicer Default or Insurance Agreement Event of Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default or Insurance Agreement Event of Default shall have occurred and be continuing, (x) the Servicer shall have delivered to the Trust Collateral Agent, the Note Insurer and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, conversion, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement and the other Basic Documents to which it is a party relating to such transaction have been complied with and (y) the Servicer shall have delivered to the Trust Collateral Agent, the Note Insurer and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (z) the Rating Agencies shall have confirmed the "shadow ratings" of the Class A Notes without regard to the Note Policy. The Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section to the Note Insurer and the Rating Agencies then providing a rating for the Securities. The Trust Collateral Agent shall forward a copy of each such notice to each Noteholder. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (w), (x), (y) and (z) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii) or (iii) above. The Opinion of Counsel required by this Section shall not be an expense of the Indenture Trustee, the Trust Collateral Agent or the Note Insurer.

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(b) Any Person (i) into which the Back-up Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Back-up Servicer shall be a party, (iii) which may succeed to the properties and assets of the Back-up Servicer substantially as a whole or (iv) succeeding to the business of the Back-up Servicer, shall execute an agreement of assumption to perform every obligation of the Back-up Servicer hereunder (including, without limitation, its ability to perform as successor Servicer hereunder) and whether or not such assumption agreement is executed, shall be the successor to the Back-up Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that nothing herein shall be deemed to release the Back-up Servicer from any obligation.

(c) Any Person (i) into which the Master Servicer or the Originator may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Master Servicer or the Originator shall be a party, (iii) which may succeed to the properties and assets of the Master Servicer or the Originator substantially as a whole or (iv) succeeding to the business of the Master Servicer or the Originator, shall execute an agreement of assumption to perform every obligation of the Master Servicer or the Originator hereunder, as the case may be, and whether or not such assumption agreement is executed, shall be the successor to the Master Servicer or the Originator, as the case may be, under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that nothing herein shall be deemed to release the Master Servicer or the Originator from any obligation.

SECTION 7.05      Limitation on Liability of Servicer and Others.
                  ----------------------------------------------

                  Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust, the Trust Collateral Agent or the Noteholders or the Certificateholders, except as provided under this Agreement or any other Basic Document to which it is a party, for any action taken or omitted to be taken pursuant to this Agreement in the good faith business judgment of the Servicer; provided, however, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of bad faith, willful misconduct in the performance of duties, or by reason of negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any written advice of counsel, Opinion of Counsel or on any Officer's Certificate of the Transferor or certificate of auditors or other document of any kind reasonably believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

                  Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable legal action in accordance with the Servicing Standard that it may in good faith deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and the Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs, and liabilities of the Servicer.

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SECTION 7.06      Delegation of Duties.
                  --------------------

                  The Servicer may at any time perform specific duties or all the duties enumerated herein as servicer under this Agreement through sub-contractor acceptable to the Controlling Party; provided that no such delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties and the Servicer shall remain primarily responsible with respect thereto.

SECTION 7.07      Verification of Servicer's Certificate.
                  --------------------------------------

(a) On or before the fifth Business Day of each month, the Servicer will deliver to the Back-up Servicer a Computer Tape containing such information with respect to the Receivables as of the close of business on the last day of the immediately preceding Collection Period as is necessary for preparation of the Servicer's Certificate. The Back-up Servicer shall use the Computer Tape to verify the information specified in Section 7.07(b)(iii) contained in the Servicer's Certificate delivered by the Servicer, and the Back-up Servicer shall certify to the Note Insurer that it has verified the Servicer's Certificate in accordance with this Section 7.07 and shall notify the Servicer, the Note Insurer and the Trust Collateral Agent of any discrepancies, in each case, on or before the related Deficiency Claim Date. In the event that the Back-up Servicer reports any discrepancies, the Servicer and the Back-up Servicer shall attempt to reconcile such discrepancies prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and payments with respect to the related Distribution Date. In the event that the Back-up Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, (i) the Back-up Servicer will notify the Note Insurer and the Trust Collateral Agent, and (ii) the Servicer shall cause a firm of independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. In addition, the Servicer shall, if so requested by the Note Insurer (unless an Insurer Default shall have occurred and be continuing) deliver to the Back-up Servicer (i) within five (5) Business Days of demand therefore a Computer Tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in a format acceptable to the Back-up Servicer in connection with servicing the Receivables and (ii) within fifteen (15) Business Days of demand therefore a copy of such other information as is reasonably requested by the Note Insurer for the purpose of reconciling such discrepancies. Other than the duties specifically set forth in this Agreement, the Back-up Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Back-up Servicer shall have no liability for any actions taken or omitted by the Servicer so long as it is not acting as such. The duties and obligations of the Back-up Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Back-up Servicer.

(b) The Back-up Servicer shall review each Servicer's Certificate delivered pursuant to Section 7.07(a) and shall, based upon the information provided from the Servicer under Section 7.07(a):

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     (i) confirm that such Servicer's Certificate is complete on its face;

     (ii) load the Computer Tape received from the Servicer pursuant to Section 7.07(a) hereof, confirm that such Computer Tape is in a readable form, and calculate the Principal Balance of the Receivables based on the aggregate Principal Balance of the Receivables as of the preceding Distribution Date (as set forth in such Servicer's Certificate) and the principal portion of the Scheduled Receivable Payment or Modified Scheduled Receivable Payment for the Receivables (as set forth in such Servicer's Certificate) and compare such calculation to that set forth in the Servicer's Certificate (and give notice of any discrepancy to the Note Insurer); and

     (iii) recalculate the Available Funds, the Class A-1 Interest Distributable Amount, the Class A-2 Interest Distributable Amount, the Class A-3 Interest Distributable Amount, the Class A Noteholders' Principal Distributable Amount, the Class B Interest Distributable Amount, the Class B Noteholders' Principal Distributable Amount, the Servicing Fee, the Successor Servicer Fee, the Back-up Servicer Fee, the Trust Collateral Agent Fee, the Lock-Box Processor fee, the amounts on deposit in the Spread Account, the Collection Account, the Pre-Funding Account and the Capitalized Interest Account, the Premium, the Lock-Box Collection Percentage, the Average Delinquency Ratio, the Average Default Rate and the Average Net Loss Rate (as such percentage, ratio and such rates are defined in the Spread Account Agreement) in the Servicer's Certificate for such Determination Date, based solely on the balances and calculations specifically set forth in the Servicer's Certificate, and compare such recalculations to those set forth in the Servicer's Certificate. To the extent of any discrepancy, the Back-up Servicer shall give notice thereof to the Note Insurer. The Back-up Servicer's obligation shall be limited to the mathematical recalculation of the amounts set forth in this Section 7.07(b)(ii) and (iii) based on the Servicer's Certificate and Computer Tape.

                                  ARTICLE VIII
                     SERVICER AND BACK-UP SERVICER DEFAULTS

SECTION 8.01      Servicer Default.
                  ----------------

                  While the Master Servicer or any successor Servicer is acting as the Servicer hereunder, any one of the following events shall constitute a "Servicer Default":

     (i) Any failure by the Servicer (x) to deposit, or to deliver to the Trust Collateral Agent for deposit, to any Trust Account or the Spread Account any amount required to be so delivered or deposited therein by the Servicer that shall continue unremedied for a period of one Business Day or (y) to deliver to the Trust Collateral Agent or the Note Insurer the Servicer's Certificate on the related Determination Date that shall continue unremedied for a period of two Business Days or the statement required by Section 4.13 or the report required by Section 4.14 shall not have been delivered within five (5) days after the date such statement or report, as the case may be, is required to be delivered; or

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

     (ii) Failure on the part of the Servicer, and for so long as the Master Servicer is obligated to perform as the Servicer, failure on the part of the Transferor or the Originator, as the case may be, to repurchase a Receivable in accordance with Section 3.02(a), Section 3.02(b) or Section 4.10 hereof and, in the case of the Originator pursuant to Section 5.5 and Section 6.2 of the Purchase Agreement, as the case may be, which failure shall continue unremedied for a period of two Business Days after the same is required to be delivered in accordance with such Sections; or

     (iii) Failure on the part of the Servicer to observe its covenants and agreements set forth in Section 7.04 or, for so long as the Master Servicer is obligated to perform as the Servicer, failure on the part of the Transferor to observe its covenants and agreements in Section 6.03; or

     (iv) Failure on the part of the Servicer, and for so long as the Master Servicer is obligated to perform as the Servicer, failure on the part of the Transferor or the Originator duly to observe or to perform any other covenants or agreements of the Servicer, the Transferor or the Originator (as the case may be) set forth in the Securities or in this Agreement or any other Basic Document, which failure shall (a) materially and adversely affect the rights of Noteholders or the Note Insurer and (b) continue unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied, shall have been given (1) to the Servicer, the Transferor or the Originator (as the case may be) by the Note Insurer or the Trust Collateral Agent, or (2) to the Servicer, the Transferor or the Originator (as the case may be), and to the Trust Collateral Agent and the Note Insurer by the Noteholders evidencing (x) so long as the Class A Notes remain Outstanding, not less than 25% of the Outstanding Class A Note Balance or (y) if the Class A Notes are no longer Outstanding, not less than 25% of the Outstanding Class B Note Balance; or

     (v) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Originator or the Servicer (or, so long as the Master Servicer is obligated to perform as the Servicer, the Transferor or any of the Servicer's other Affiliates, if the Servicer's ability to service the Receivables is adversely affected thereby) in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, conservator, assignee, trustee, custodian, sequestrator or other similar official of the Originator, the Servicer (or the Transferor or any other Affiliate of the Originator, if applicable) or of any substantial part of their respective properties or ordering the winding up or liquidation of the affairs of the Originator or the Servicer (or the Transferor or any other Affiliate of the Originator, if applicable) or the commencement of an involuntary case under the federal or state bankruptcy, insolvency or similar laws, as now or hereafter in effect, or another present or future, federal or state bankruptcy, insolvency or similar law with respect to the Originator or the Servicer (or the Transferor or any other Affiliate of the Originator, if applicable) and such case is not dismissed within 60 days; or

     (vi) The commencement by the Originator or the Servicer (or, so long as the Master Servicer is obligated to perform as the Servicer, the Transferor or any of the Servicer's other Affiliates, if the Servicer's ability to service the Receivables is adversely affected thereby) of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Originator or the Servicer (or the Transferor or any other Affiliate of the Originator, if applicable) to the appointment of or taking possession by a receiver, liquidator, conservator, assignee, trustee, custodian, sequestrator or other similar official of the Originator or the Servicer (or the Transferor or any other Affiliate of the Originator, if applicable) or of any substantial part of its property or the making by the Originator or the Servicer (or the Transferor or any other Affiliate of the Originator, if applicable) of an assignment for the benefit of creditors or the failure by the Originator or the Servicer (or the Transferor or any other Affiliate of the Originator, if applicable) generally to pay its debts as such debts become due or the taking of corporate action by the Originator or the Servicer (or the Transferor or any other Affiliate of the Originator, if applicable) in furtherance of any of the foregoing; or

     (vii) Any representation, warranty or statement of the Servicer or, for so long as the Master Servicer is obligated to perform as the Servicer, the Originator or the Transferor made in this Agreement and, with respect to the Originator and the Transferor, the Purchase Agreement, any Transfer Agreement or in each case any certificate, report or other writing delivered pursuant hereto or thereto shall prove to be incorrect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in Section 3.2(b) of the Purchase Agreement, Section 3.01 of this Agreement or
Section 4 of any Transfer Agreement), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Issuer, the Note Insurer or the Noteholders and, within 30 days after written notice thereof shall have been given (1) to the Originator, the Servicer or the Transferor (as the case may be) by the Trust Collateral Agent or the Note Insurer or (2) to the Originator, the Servicer or the Transferor (as the case may be), and to the Trust Collateral Agent and the Note Insurer by the Noteholders evidencing (x) so long as the Class A Notes remain Outstanding, not less than 25% of the Outstanding Class A Note Balance or (y) if the Class A Notes are no longer Outstanding, not less than 25% of the Outstanding Class B Note Balance, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

     (viii) An Insurance Agreement Event of Default has occurred; or

     (ix) A claim is made under the Note Policy; or

     (x) So long as an Insurer Default shall not have occurred and be continuing, the Note Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 4.04 hereof; or

     (xi) The occurrence of a "Servicer Default" under and as defined in any sale and servicing agreement, pooling and servicing agreement or any similar agreement with respect to which (x) the Originator or any of its Affiliates is designated as servicer, master servicer, back-up servicer or any similar capacity (irrespective of whether it is then acting in such capacity) and (y) the Note Insurer has issued a financial guaranty insurance policy relating to one or more classes of securities issued under or otherwise relating to such agreement.

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

     If a Servicer Default shall occur and be continuing then, and in each and every case, the Trust Collateral Agent shall, (x) at the direction of the Note Insurer in its sole and absolute discretion, so long as an Insurer Default shall not have occurred and be continuing, or (y) at the direction of the Majority Noteholders if an Insurer Default has occurred and is continuing, by notice then given in writing to the Servicer (and to the Trust Collateral Agent if given by the Noteholders or the Note Insurer) or (z) upon the Note Insurer's failure to deliver a Servicer Extension Notice pursuant to Section 4.04 hereof, terminate all of the rights and obligations of the Servicer under this Agreement. Upon sending or receiving any such notice, the Trust Collateral Agent shall promptly send a copy thereof to the Indenture Trustee, the Owner Trustee, the Rating Agencies, the Note Insurer, the Back-up Servicer, to each Noteholder and the Certificateholder. On or after the receipt by the Servicer of such written notice (unless otherwise directed by the Note Insurer and subject to Section 8.03(a)), all authority and power of the Servicer as the Servicer under this Agreement, whether with respect to the Securities or the Receivables or otherwise, shall, without further action, pass to and be vested in the Back-up Servicer or any such successor Servicer as may be appointed under Section 8.03; and, without limitation, the Back-up Servicer any such successor Servicer and the Trust Collateral Agent are hereby authorized and empowered to execute and deliver, on behalf of the predecessor servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Trust Collateral Agent in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held or should have been held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery to the successor Servicer of all files and records concerning the Receivable and a Computer Tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other property of the Issuer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer. The predecessor Servicer shall grant the Transferor, the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer and the Note Insurer reasonable access to the predecessor Servicer's premises, computer files, personnel, records and equipment at the predecessor Servicer's expense. If requested by the Note Insurer, any other successor Servicer shall terminate any arrangements relating to (i) the Lock-Box Account with the Lock-Box Bank,
(ii) the Lock-Box or (iii) the Lock-Box Agreement, and direct the Obligors to make all payments under the Receivables directly to the Servicer at the predecessor Servicer's expense (in which event the successor Servicer shall process such payments directly, or, through a Lock-Box Account with a Lock-Box Bank at the direction of the Note Insurer). The Trust Collateral Agent shall send copies of all notices given pursuant to this Section 8.01 to the Note Insurer so long as no Insurer Default shall have occurred and be continuing, and to the Noteholders if an Insurer Default shall have occurred and be continuing.

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SECTION 8.02      [Reserved.]
                  -----------

SECTION 8.03      Appointment of Successors.
                  -------------------------

(a) Upon the Master Servicer's receipt of notice of termination pursuant to
Section 8.01 or the Master Servicer's resignation in accordance with the terms of this Agreement, the Master Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date thirty (30) days from the delivery to the Back-up Servicer, as successor Servicer, and the Trust Collateral Agent, the Indenture Trustee and the Note Insurer of written notice of such resignation (or the date of written confirmation of such notice prior to the expiration of the thirty (30) days) in accordance with the terms of this Agreement and (y) the date upon which the Master Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Master Servicer's resignation or termination hereunder, and unless the Controlling Party directs otherwise, the Back-up Servicer shall automatically be the successor Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Back-up Servicer as Servicer by the terms and provisions hereof; provided, however, that neither the Back-up Servicer nor any other successor Servicer shall be liable for any actions of the Master Servicer or any other predecessor Servicer prior to such succession or for any breach by the Master Servicer or any other predecessor Servicer of any of its representations, warranties or covenants contained in this Agreement or in any related document or agreement.

(b)      [Reserved.]

(c)      [Reserved.]

(d) Upon the Back-up Servicer's resignation in accordance with the terms of this Agreement, the Back-up Servicer shall continue to perform its functions as Back-up Servicer or Servicer, as applicable, under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 30 days from the delivery to the Trust Collateral Agent, the Indenture Trustee and the
Note Insurer of written notice of such resignation (or the date of written confirmation of such notice prior to the expiration of the 30 days) in accordance with the terms of this Agreement and (y) the date upon which the Back-up Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. Notwithstanding the foregoing, no resignation of the Back-up Servicer shall become effective until an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Servicer.

(e) Upon receipt by any successor Servicer (other than the Back-up Servicer in accordance with Section 8.03(d) above) of notice of termination or such successor Servicer's resignation in accordance with the terms of this Agreement, such successor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of
(x) the date 30 days from the delivery to the Trust Collateral Agent, the Indenture Trustee and the Note Insurer of written notice of such resignation (or the date of written confirmation of such notice prior to the expiration of the 30 days) in accordance with the terms of this Agreement and (y) the date upon which such successor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel.

(f) Except as otherwise provided in (a) above, in the event of any such resignation or termination of a Servicer or Back-up Servicer hereunder, the Controlling Party shall appoint a successor Servicer or successor Back-up Servicer. Otherwise, the Trust Collateral Agent shall appoint (after soliciting bids from potential servicers), or petition a court of competent jurisdiction to appoint, a Servicer (as successor Servicer) or Back-up Servicer (as successor Back-up Servicer) hereunder, in each case acceptable to the Controlling Party, in the assumption of all or any part of the responsibilities, duties or liabilities of the outgoing Servicer or Back-up Servicer, as applicable, hereunder. The outgoing Servicer or Back-up Servicer shall continue to act as such hereunder until a successor acceptable to the Controlling Party is appointed and assumes the obligations as successor Servicer or Back-up Servicer, as applicable.

(g) Upon appointment, the successor Servicer or Back-up Servicer, as applicable, shall be the successor in all respects to the predecessor Servicer or Back-up Servicer, as applicable, and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer or Back-up Servicer, as applicable, and shall be entitled to compensation in accordance with Section 8.03(h) and Section 4.11, and all of the rights granted to the predecessor Servicer, Back-up Servicer or Back-up Servicer, as applicable, by the terms and provisions of this Agreement, provided that successor Servicer or Back-up Servicer, as applicable, shall not be liable for the acts or omissions of any predecessor.

(h) If Wells Fargo is the successor Servicer, Wells Fargo shall be entitled to the Successor Servicer Fee as compensation. In all other cases, in connection with such appointment, the Trust Collateral Agent shall make such arrangements for the compensation of such successor Servicer out of payments on Receivables as directed by the Controlling Party and as such successor Servicer shall agree. The Trust Collateral Agent and any such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(i) Any successor Servicer may accept and reasonably rely on all accounting and servicing records and other documentation provided to such successor Servicer in connection with succession to Servicer duties, including documents prepared or maintained by the Originator, the Transferor, or the Master Servicer, or any party providing services related to the Receivables (each, a "Third Party"). The Master Servicer shall indemnify and hold harmless the successor Servicer and its officers, employees and agents, the Issuer, the Noteholders and the Note Insurer against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the successor Servicer, the Issuer, the Noteholders and the Note Insurer may sustain in any way (i) solely related to the negligence or misconduct of the Master Servicer or any such Third Party based upon any matter related to or arising out of this Agreement except for any claims, losses, penalties, fines, forfeitures, legal fees, and related costs and judgments arising from such successor Servicer's own negligence or willful misconduct; or (ii) solely related to the conduct of such successor Servicer undertaken at the direction of any party hereto or which relate to the transfer of servicing to the successor Servicer. The successor Servicer shall have no duty, responsibility, obligation or liability (collectively "liability") for the acts or omissions of any Third Party. If any error, inaccuracy or omission (collectively "error") exists in any information provided to a successor Servicer and such error causes or materially contributes to such successor Servicer making or continuing any error (a "continuing error"), such successor Servicer shall have no liability for such continuing error; provided, however, that this provision shall not protect such successor Servicer against any liability arising from its willful misconduct, bad faith or negligence in discovering or correcting or failing to discover or correct any error or in the performance of its other duties contemplated herein.

SECTION 8.04      Notification to Noteholders and Certificateholders.
                  --------------------------------------------------

                  Upon any termination of, or appointment of a successor to, the Servicer or the Back-up Servicer pursuant to this Article VIII, the Trust Collateral Agent shall promptly upon its receipt of notice thereof give prompt written notice thereof to the Noteholders and the Certificateholders at their respective addresses appearing in the Note Register and the Certificate Register, to each of the Rating Agencies then rating the Notes and to the Note Insurer.

SECTION 8.05      Waiver of Past Defaults.
                  -----------------------

                  The Controlling Party may, on behalf of all Noteholders and all Certificateholders, waive any Servicer Default or default by the Transferor in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from a Trust Account in accordance with this Agreement. No such waiver shall extend to any subsequent default or impair any right consequent thereon.

                                   ARTICLE IX
                           THE TRUST COLLATERAL AGENT

SECTION 9.01      Duties of the Trust Collateral Agent.
                  ------------------------------------

(a) If an Indenture Event of Default has occurred and is continuing, the Trust Collateral Agent, on behalf of the Indenture Trustee, shall exercise the rights and powers vested in it by this Agreement and the Basic Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

(b)      Except during the continuance of an Indenture Event of Default:

     (i) the Trust Collateral Agent, on behalf of the Indenture Trustee, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and the Basic Documents and no implied covenants or obligations shall be read into this Agreement or the Basic Documents against the Trust Collateral Agent; and

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

     (ii) in the absence of bad faith or willful misconduct on its part, the Trust Collateral Agent , on behalf of the Indenture Trustee, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trust Collateral Agent and conforming to the requirements of this Agreement and the Basic Documents; however, the Trust Collateral Agent shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Agreement and the Basic Documents.

(c) The Trust Collateral Agent may not be relieved from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misconduct, except that:

     (i) this paragraph does not limit the effect of paragraph (b) of this
Section 9.01; and

     (ii) the Trust Collateral Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trust Collateral Agent unless it is proved that the Trust Collateral Agent was negligent in ascertaining the pertinent facts.

(d) Money held in trust by the Trust Collateral Agent need not be segregated from other funds except to the extent required by law or the terms of this Agreement.

(e) No provision of this Agreement shall require the Trust Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability reasonably satisfactory to it is not reasonably assured to it.

(f) Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trust Collateral Agent shall be subject to the provisions of this Section.

(g) The Trust Collateral Agent shall, and hereby agrees that it will, perform all of the obligations and duties required of it under this Agreement.

(h) Without limiting the generality of this Section, the Trust Collateral Agent shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance on the Financed Vehicles or Obligors or to effect or maintain any such insurance, (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (D) to confirm or verify the contents of any reports or certificates delivered to the

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

Trust Collateral Agent pursuant to this Agreement believed by the Trust Collateral Agent to be genuine and to have been signed or presented by the proper party or parties, or (E) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Issuer's, the Transferor's, the Back-up Servicer's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer under this Agreement.

(i) In no event shall Wells Fargo, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

(j) Wells Fargo by its execution hereof accepts its appointment as Trust Collateral Agent under the Indenture, the Trust Agreement and this Agreement. The Trust Collateral Agent shall act upon and in compliance with the written instructions of the Indenture Trustee delivered pursuant to the Indenture promptly following receipt of such written instructions; provided that the Trust Collateral Agent shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, the Indenture or this Agreement, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trust Collateral Agent has not received indemnity reasonably satisfactory to it. Receipt of such instructions shall not be a condition to the exercise by the Trust Collateral Agent of its express duties hereunder, except where the Indenture or this Agreement provides that the Trust Collateral Agent is permitted to act only following and in accordance with such instructions.

(k) At all times the capacities of Indenture Trustee and Trust Collateral Agent shall be performed by the same person.

(l) Except for actions expressly authorized by this Agreement, the Trust Collateral Agent shall not take action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

(m) The Trust Collateral Agent shall, and hereby agrees that it will, hold the Note Policy in trust, and will hold any proceeds of any claim on the Note Policy in trust, solely for the use and benefit of the Class A Noteholders.

SECTION 9.02      Rights of the Trust Collateral Agent.
                  ------------------------------------

                  Except as otherwise provided in Section 9.01:

(a) before the Trust Collateral Agent acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Trust Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

(b) the Trust Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee,

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

(c) the Trust Collateral Agent shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trust Collateral Agent's conduct does not constitute willful misconduct, negligence or bad faith.

(d) the Trust Collateral Agent may consult with counsel, and the written advice or opinion of counsel with respect to legal matters relating to this Agreement and the Notes or Certificates shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the written advice or opinion of such counsel.

(e) the Trust Collateral Agent shall be under no obligation to exercise any of the rights and powers vested in it by this Agreement or the other Basic Documents, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Holders of Notes or Certificates, pursuant to the provisions of this Agreement, unless such Holders of Notes or Certificates shall have offered to the Trust Collateral Agent security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trust Collateral Agent shall, upon the occurrence of an Indenture Event of Default, exercise the rights and powers vested in it by this Agreement with the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

(f) except after the occurrence of an Indenture Event of Default, the Trust Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Controlling Party; provided, however, that, if the payment within a reasonable time to the Trust Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust Collateral Agent, not reasonably assured to the Trust Collateral Agent by the security afforded to it by the terms of this Agreement, the Trust Collateral Agent may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the requesting Person, or, if paid by the Trust Collateral Agent, shall be reimbursed by the requesting Person upon demand.

SECTION 9.03      Individual Rights of Trust Collateral Agent.
                  -------------------------------------------

                  The Trust Collateral Agent in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trust Collateral Agent.

SECTION 9.04      Reports by Trust Collateral Agent to Holders.
                  --------------------------------------------

                  The Trust Collateral Agent shall on behalf of the Issuer deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns.

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SECTION 9.05      Compensation.
                  ------------

(a) In accordance with Section 5.12(a), the Trust Collateral Agent shall on each Distribution Date receive the Trust Collateral Agent Fee as compensation for its services as Trust Collateral Agent, Indenture Trustee and Collateral Agent under this Agreement and the other Basic Documents. In accordance with Section 5.12(a), the Trust Collateral Agent shall be entitled to be reimbursed for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services, except any such expense as may be attributable to its willful misconduct, negligence or bad faith. Such expenses shall include securities transaction charges relating to the investment of funds on deposit in the Trust Accounts and the reasonable compensation and reasonable expenses, disbursements and advances of the Trust Collateral Agent's counsel and of all persons not regularly in its employ; provided, however, that the securities transaction charges referred to above shall, in the case of certain Eligible Investments selected by the Servicer, or Transferor, as the case may be, be waived for a particular investment in the event that any amounts are received by the Trust Collateral Agent from a financial institution in connection with the purchase of such Eligible Investments.

     The Trust Collateral Agent shall receive the Trust Collateral Agent Fee as compensation for its duties.

(b) The Issuer's payment obligations to the Trust Collateral Agent pursuant to this Section shall survive the discharge of this Agreement. When the Trust Collateral Agent incurs expenses after the occurrence of an Indenture Event of Default specified in Section 5.1(v) or (vi) of the Indenture with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Agreement or the Basic Documents, the Trust Collateral Agent agrees that the obligations of the Issuer or the Transferor to the Trust Collateral Agent hereunder and under the Basic Documents shall not be recourse to the assets of the Issuer, the Transferor or any Noteholder.

SECTION 9.06      Eligibility.
                  -----------

                  The Trust Collateral Agent under this Agreement shall at all times be a corporation or banking association having an office in the same state as the location of the Corporate Trust Office as specified in this Agreement; acceptable to the Note Insurer; organized and doing business under the laws of such state or the United States of America; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $250,000,000; having long-term unsecured debt obligations rated at least A3 by Moody's and A- by Standard and Poor's; and subject to supervision or examination by federal or state authorities. If such Person shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trust Collateral Agent shall cease to be eligible in accordance with the provisions of this Section, the Trust Collateral Agent shall resign immediately, provided that such resignation shall not be effective until a successor Trust Collateral Agent accepts appointment in accordance with Section 9.10(d) hereof.

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SECTION 9.07      Trust Collateral Agent's Disclaimer.
                  -----------------------------------

                  The Trust Collateral Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement, the Trust Property or the Securities, shall not be accountable for the Issuer's use of the proceeds from the Securities, and shall not be responsible for any statement of the Issuer in this Agreement or in any document issued in connection with the sale of the Securities or in the Securities.

SECTION 9.08      Limitation on Liability.
                  -----------------------

                  Neither the Trust Collateral Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith hereunder, or in connection herewith, except that the Trust Collateral Agent shall be liable for its negligence, bad faith or willful misconduct; nor shall the Trust Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Agreement or any of the Trust Property (or any part thereof). Notwithstanding any term or provision of this Agreement, the Trust Collateral Agent shall incur no liability to the Issuer for any action taken or omitted by the Trust Collateral Agent in connection with the Trust Property, except for the negligence, bad faith or willful misconduct on the part of the Trust Collateral Agent, and, further, shall incur no liability to the Issuer except for negligence, bad faith or willful misconduct in carrying out its duties to the Issuer. Subject to Section 9.09, the Trust Collateral Agent shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trust Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge of a Responsible Officer of the Trust Collateral Agent to the contrary) the Trust Collateral Agent shall not be required to make any independent investigation with respect thereto. The Trust Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Trust Collateral Agent may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel.

                  The Trust Collateral Agent shall have no duties or responsibilities except those that are specifically set forth herein, and no duties or obligations shall be implied in this Agreement against the Trust Collateral Agent. The Trust Collateral Agent shall be under no responsibility or duty with respect to the disposition of any Receivable Files while such Receivable Files are not in its possession. If the Trust Collateral Agent shall request instructions from the Indenture Trustee with respect to any act, action or failure to act in connection with this Agreement, the Trust Collateral Agent shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Trust Collateral Agent shall have received written instructions from the Indenture Trustee, without incurring any liability therefore to the Indenture Trustee, the Note Insurer, the Master Servicer or any other person.

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

SECTION 9.09      Reliance Upon Documents.
                  -----------------------

                  In the absence of bad faith or willful misconduct on its part, the Trust Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

                  If the Trust Collateral Agent shall at any time receive conflicting instructions from the Indenture Trustee and the Master Servicer and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Trust Collateral Agent shall be entitled to rely on the instructions of the Indenture Trustee. In the absence of bad faith, negligence or willful misconduct on the part of the Trust Collateral Agent, the Trust Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Trust Collateral Agent, believed by the Trust Collateral Agent to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement.

SECTION 9.10      Successor Trust Collateral Agent.
                  --------------------------------

(a) Merger. Any Person into which the Trust Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trust Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Trust Collateral Agent hereunder) be and become a successor Trust Collateral Agent hereunder and be vested with all of the title to and interest in the Receivables and the other Trust Property in its capacity as Trust Collateral Agent and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Noteholders and the Note Insurer in the Trust Property.

(b) Resignation. The Trust Collateral Agent and any successor Trust Collateral Agent may resign at any time by giving sixty days prior written notice to the Issuer and the Note Insurer; provided, that such resignation shall not be effective until a successor Trust Collateral Agent is appointed and accepts appointment in accordance with clause (d) below.

(c) Removal. The Trust Collateral Agent may be removed by the Controlling Party at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Trust Collateral Agent, the Indenture Trustee, the
Note Insurer, the Owner Trustee and the Noteholders. A temporary successor may be removed at any time to allow a successor Trust Collateral Agent to be appointed pursuant to subsection (d) below. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the date which is the latest of the effective date of the appointment of a successor Trust Collateral Agent and the acceptance in writing by such successor Trust Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof.

(d) Acceptance by Successor. The Controlling Party, shall have the sole right to appoint each successor Trust Collateral Agent that meets the qualifications required hereunder. Every temporary or permanent successor Trust Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Owner Trustee, each Noteholder, each Certificateholder, the Rating Agencies, the Note Insurer and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Trust Property to the successor Trust Collateral Agent, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer is reasonably required by a successor Trust Collateral Agent to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trust Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Trust Collateral Agent, be forthwith executed, acknowledged and delivered by the Owner Trustee or the Issuer, as the case may be. The designation of any successor Trust Collateral Agent and the instrument or instruments removing any Trust Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Trust Property and, to the extent required by applicable law, filed or recorded by the successor Trust Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Trust Property to the successor Trust Collateral Agent or to protect or continue the perfection of the security interests granted hereunder.

                  If no successor Trust Collateral Agent shall have been appointed and accepted the appointment within 60 days after the giving of notice of resignation, the resigning Trust Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Trust Collateral Agent that meets the qualifications required hereunder.

SECTION 9.11 Representations and Warranties of the Trust Collateral Agent.

                  The Trust Collateral Agent represents and warrants to the Issuer, the Note Insurer and to the Noteholders as follows:

     (i) The Trust Collateral Agent is a national banking association, duly organized and validly existing under the laws of the United States and is authorized to conduct and engage in a banking and trust business under such laws.

     (ii) The Trust Collateral Agent has full corporate power, authority, and legal right to execute, deliver, and perform this Agreement and the other Basic Documents to which it is a party, and has taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement and the other Basic Documents to which it is a party.

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     (iii) This Agreement and the other Basic Documents to which it is a party have been duly executed and delivered by the Trust Collateral Agent.

     (iv) This Agreement and the other Basic Documents to which it is a party are the legal, valid and binding obligations of the Trust Collateral Agent enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity.

SECTION 9.12      Waiver of Setoffs.
                  -----------------

                  Except with respect to the Certificate Distribution Account, the Trust Collateral Agent hereby expressly waives any and all rights of setoff that the Trust Collateral Agent may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

SECTION 9.13      Trust Collateral Agent to Act for the Noteholders and Note
                  Insurer.
                  ----------------------------------------------------------

                  Prior to the payment in full of the Notes, payment in full to the Note Insurer of any amounts due under this Agreement or the Insurance Agreement and the expiration of the term of the Note Policy, the Trust Collateral Agent shall act solely for the benefit of the Noteholders and the
Note Insurer, as their interests may appear herein.

SECTION 9.14      Rights of Note Insurer to Direct Trust Collateral Agent.
                  -------------------------------------------------------

                  Subject to Section 9.02 and Section 12.21, unless an Insurer Default shall have occurred and be continuing, the Note Insurer, after giving written notice to the Trust Collateral Agent, shall have the right to direct the time, method and place at or by which the Trust Collateral Agent conducts any proceeding for any remedy available to the Trust Collateral Agent, or exercises any such trust or power conferred upon the Trust Collateral Agent; provided, however, that subject to Section 9.02, the Trust Collateral Agent shall have the right to decline to follow any such direction of the Note Insurer if the Trust Collateral Agent, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Trust Collateral Agent in good faith shall, by a Responsible Officer of the Trust Collateral Agent, determine that the proceedings so directed would be in violation of any Basic Document or involve it in personal liability against which its has not been provided indemnity in form and substance satisfactory to it or be unduly prejudicial to the rights of Noteholders; provided, that nothing in this Agreement shall impair the right of the Trust Collateral Agent to take any action deemed proper by the Trust Collateral Agent and which is not inconsistent with such direction of the
Note Insurer or this Agreement.

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                                   ARTICLE X
                                   TERMINATION

SECTION 10.01     Clean-up Call.
                  -------------

(a) On the last day of any Collection Period as of which the Pool Balance shall be less than or equal to 10% of the sum of the Initial Pool Balance and the aggregate Principal Balances of the Subsequent Receivables (as of the related Pre-Funding Receivable Cut-off Date), the Servicer shall have the option to acquire the Trust Property, other than the Trust Accounts; provided, however, that the amount to be paid for such reacquisition (as set forth in the following sentence) shall be sufficient to pay the full amount of principal and interest then due and payable on the Notes and all amounts due to the Note Insurer, the Indenture Trustee, the Owner Trustee, the Trust Collateral Agent and the Collateral Agent; provided further, however, that exercise of such option shall require the prior consent of the Note Insurer if such acquisition would result in a claim on the Note Policy or would result in any amount owing to the Note Insurer under the Insurance Agreement remaining unpaid. To exercise such option, the Servicer shall deposit pursuant to Section 5.05 in the Collection Account an amount equal to the lower of (i) the estimated fair market value of the Receivables or (ii) the Principal Balance of the Receivables plus accrued interest, plus the appraised value of any other property held by the Trust (other than the Trust Accounts), such value to be determined by an appraiser mutually agreed upon by the Servicer and the Note Insurer. Upon such deposit, the Servicer shall succeed to all interests in and to the Trust (other than the Trust Accounts).

(b) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Indenture Trustee, the Trust Collateral Agent, the Note Insurer and the Rating Agencies as soon as practicable after the Servicer has knowledge or received notice thereof.

                                   ARTICLE XI
                             ADMINISTRATION OF TRUST

SECTION 11.01     Administrative Trust Duties.
                  ---------------------------

(a) Administrative Duties with Respect to the Basic Documents. The Originator shall perform all its duties and the duties of the Trust under the Basic Documents. In addition, the Originator shall consult with the Owner Trustee, the Indenture Trustee and the Note Insurer (so long as the Note Insurer is the Controlling Party), as the Originator deems appropriate regarding the duties of the Trust under the Basic Documents. The Originator shall monitor the performance of the Trust and shall advise the Owner Trustee, the Indenture Trustee and the Note Insurer (so long as the Note Insurer is the Controlling Party), when action is necessary to comply with the Trust's duties under the Basic Documents.

     (b) Duties with Respect to the Trust.

     (i) In addition to the duties of the Originator set forth in this Agreement or any of the Basic Documents, the Originator shall perform such calculations

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and shall prepare for execution by the Trust or the Owner Trustee, as applicable, or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or the Owner Trustee, as applicable, to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state or federal tax or securities laws and shall take all appropriate action that it is the duty of the Trust to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Section
5.1 of the Trust Agreement, Sections 3.9 and 11.1 of the Indenture and Section 2.2(c) of the Insurance Agreement.

     (ii) The Originator is hereby authorized by the Trust, and the Originator hereby agrees, to establish the Lock-Box Account to be established and maintained in the name of the Trust in accordance with the terms hereof and the Lock-Box Agreement. The Originator shall perform each of the duties of the Trust in the Lock-Box Agreement. In addition, in connection with the Lock-Box Agreement, the Originator hereby agrees that:

          (1) all notices to be provided by, on behalf of, or to the Originator or the Trust, as applicable, shall, in addition to any delivery requirements set forth therein, be delivered by the Originator to the Note Insurer promptly, but in no event later than one (1) Business Day, after receipt thereof;

          (2) no termination of the Lock-Box Agreement may be delivered by or on behalf of the Originator or the Trust, as applicable, without the Originator obtaining the Note Insurer's prior written consent;

          (3) no additions may be made to any acceptable payees referred to in the Lock-Box Agreement without the Originator obtaining the Note Insurer's prior written consent; and

          (4) no amendments may be made to the Lock-Box Agreement without the Originator obtaining the Note Insurer's prior written consent.

     (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Originator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transaction or dealings shall be in accordance with any directions received from the Trust and shall be, in the Originator's good faith business judgment, no less favorable to the Trust in any material respect.

(c) Records. The Originator shall maintain appropriate books of account and records relating to its duties performed under Section 11.01(a) and (b) hereof, which books of account and records shall be accessible for inspection by the Owner Trustee, the Indenture Trustee, the Note Insurer and the Trust Collateral Agent at any time during normal business hours.

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

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

SECTION 12.01     Amendment.
                  ---------

(a) This Agreement may be amended from time to time by the Issuer, the Transferor, the Servicer, the Back-up Servicer, the Master Servicer, the Originator and the Trust Collateral Agent and, (i) so long as no Insurer Default has occurred and is continuing, with the prior written consent of the Note Insurer and, (ii) if an Insurer Default has occurred and is continuing with the consent of the Majority Noteholders (which consent given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holders and on all future Holders of such Notes and of any Notes issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Notes; provided, however, that, in the case of either clause (i) or
(ii) above, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or payments that shall be required to be made on any Note or Certificate or change the applicable Note Rate without the consent of each Noteholder and Certificateholder affected thereby, (b) reduce the aforesaid percentage of the Note Balance required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding or eliminate the right of the Noteholder or the Certificateholder to consent to any change described in clause (a) affecting the Noteholder or the Certificateholder without the consent of the Noteholder or the Certificateholder, as applicable, or (c) result in a downgrade or withdrawal of the then current rating of the Notes by either of the Rating Agencies without the consent of all the Noteholders; provided, further that in the case of clause
(ii) above, this Agreement may be amended from time to time by the Issuer, the Transferor, the Servicer, the Back-up Servicer, the Master Servicer, the Originator and the Trust Collateral Agent, with the prior written consent of the
Note Insurer, for any of the following purposes:

                     (x) to correct or amplify the description of any property at any time conveyed to the Issuer hereunder or under any Transfer Agreement, or better to assure, convey and confirm unto the property conveyed pursuant hereto or any Transfer Agreement;

                     (y) to add to the covenants of the Transferor, the Originator, the Servicer, the Master Servicer or the Back-up Servicer for the benefit of the Holders of the Notes and the Note Insurer; or

                     (z) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Agreement or any Transfer Agreement; provided that such action pursuant to this subclause (z) shall not adversely affect in any material respect the interests of the Holders of the Notes, as evidenced by written confirmation that such amendment would not result in a downgrade or withdrawal of the then current rating of the Class A Notes by either of the Rating Agencies.

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

(b) The Trust Collateral Agent shall furnish prior notice of any such proposed amendment to each Rating Agency and promptly after the execution of any such amendment or consent, the Trust Collateral Agent shall furnish a copy of such amendment and/or consent, if applicable, to each Noteholder and each of the Rating Agencies.

(c) Prior to the execution of any amendment to this Agreement, the Trust Collateral Agent shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 12.02(h)(1). The Trust Collateral Agent may, but shall not be obligated to, enter into any such amendment which affects the Trust Collateral Agent's own rights, duties or immunities under this Agreement or otherwise.

SECTION 12.02     Protection of Title to Trust.
                  ----------------------------

(a) Each of the Transferor and the Originator, as to itself, shall execute and financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Noteholders, the
Note Insurer and the Indenture Trustee in the Receivables and in the proceeds thereof and the sale of accounts and chattel paper. Each of the Transferor and the Originator, as to itself, shall deliver (or cause to be delivered) to the Indenture Trustee and the Note Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.
(b) Neither the Originator nor the Transferor shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Transferor or the Originator in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given the Trust Collateral Agent and the Note Insurer at least fifteen days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements and shall have delivered an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the Receivables and the other Trust Property, and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

(c) Each of the Transferor and the Originator shall give the Trust Collateral Agent and the Note Insurer at least 60 days' prior written notice of any relocation of its principal executive office, or jurisdiction of organization, if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment and shall have delivered an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed

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

financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the Receivables and the other Trust Property, and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

(d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

(e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trust, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly (including by means of tagging) the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

                  If at any time the Originator or the Transferor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly (including by means of tagging) that such Receivable has been sold and is owned by the Trust.

(f) Upon reasonable prior notice, the Servicer shall permit the Trust Collateral Agent, the Note Insurer and their respective agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable; provided, that such inspection and audit shall not unreasonably interfere with the Servicer's daily business operations.

(g) Upon request, the Servicer shall furnish to the Trust Collateral Agent and the Note Insurer, within five Business Days, a list of all Receivables (by account number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the schedule of Receivables attached hereto as Schedule A and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

(h) The Servicer shall deliver to the Trust Collateral Agent and the Note
Insurer:

     (1) upon the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such

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

counsel, all financing statements (and releases of financing statements) and continuation statements have been filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the Receivables, and reciting the details of the filings thereof or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

     (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, an Opinion of Counsel, dated as of a date during such 90-day period, either (A) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action shall be necessary to preserve and protect such interest. Such Opinion of Counsel shall also describe the filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to preserve and protect the interest of the Trust Collateral Agent in the Receivables, until January 30 in the following calendar year.

     Each Opinion of Counsel referred to in clause (h)(1) or (h)(2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     (i) If the Back-up Servicer is acting as the successor Servicer, it shall be reimbursed for any costs incurred by it in performing its duties pursuant to this Section.

SECTION 12.03     Limitation on Rights of Noteholders and Certificateholders.
                  ----------------------------------------------------------

     The death or incapacity of any Noteholder or Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Noteholder's or such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations, and liabilities of the parties to this Agreement or any of them.

     No Noteholder shall have any right to vote (except as provided in this Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything in this Agreement set forth, or contained in the terms of the Notes be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

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

                  No Noteholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless the Note Insurer (so long as the Note Insurer is the Controlling Party) has given its prior written consent and such Holder previously shall have given to the Trust Collateral Agent a written notice of default and of the continuance thereof, and unless also (i) the default arises from the Transferor's or the Servicer's failure to remit payments when due hereunder, or (ii) the Majority Noteholders shall have made written request upon the Trust Collateral Agent to institute such action, suit or proceeding in its own name as Trust Collateral Agent under this Agreement and such Holder shall have offered to the Trust Collateral Agent such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trust Collateral Agent, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 30-day period no request or waiver inconsistent with such written request has been given to the Trust Collateral Agent pursuant to this Section or Section 7.05; no one or more Holders of Notes or Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Notes or the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under this Agreement except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Noteholders of a given Class or all Certificateholders, as applicable. For the protection and enforcement of the provisions of this Section, each Noteholder, each Certificateholder and the Trust Collateral Agent shall be entitled to such relief as can be given either at law or in equity. Nothing in this Agreement shall be construed as giving the Noteholders any direct right to make a claim on the Note Policy.

                  In the event the Trust Collateral Agent shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Securities, each representing less than the required amount of the Securities, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Agreement.

SECTION 12.04     Governing Law.
                  -------------

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws and without regard to conflict of laws principles (except with regard to the UCC).

SECTION 12.05     Notices.
                  -------

                  All demands, notices, and communications upon or to the Originator, the Transferor, the Servicer, the Back-up Servicer, the Master Servicer, the Trust Collateral Agent, the Owner Trustee, the Indenture Trustee, the Note Insurer or any Rating Agency under this Agreement shall be in writing, personally delivered, mailed by certified mail, return receipt requested or delivered by overnight courier, and shall be deemed to have been duly given upon receipt

     (a) in the case of the Originator at the following address: United Fidelity Bank, fsb, 18 NW Fourth Street, PO Box 1347, Evansville, Indiana 47706-1347,
Attention: President; at the following phone number: (812) 429-0550; and at the following fax number (812) 429-3995.

     (b) in the case of the Transferor at the following address: United Fidelity Finance, LLC, 18 NW Fourth Street, Evansville, Indiana 47706-1347, Attention:
Donald Neel, President; at the following phone number: (812) 429-0550; and at the following fax number (812) 429-3995.

     (c) in the case of the Trust Collateral Agent and the Indenture Trustee, at its Corporate Trust Office, Attention: Corporate Trust Services/Asset Backed Administration;

     (d) in the case of the Servicer, to the Master Servicer or the Back-up Servicer, as applicable, or to the address of any successor Servicer appointed in accordance with Section 8.03 hereof;

     (e) in the case of the Owner Trustee, at its Corporate Trust Office;

     (f) in the case of Moody's at: 99 Church Street, New York, New York 10007;

     (g) in the case of S&P, at: 55 Water Street, New York, New York 10041;

     (h) in the case of the Note Insurer, to: Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Transaction Oversight Department, Re: United Fidelity Auto Receivables Trust 2002-A, Confirmation:
(212) 826-0100, Telecopy Nos. (212) 339-3518, (212) 339-3529 (in each case in which notice or other communication to Financial Security refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head-Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED");

     Any notice required or permitted to be mailed to a Noteholder or Certificateholder, as the case may be shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note or Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or the Certificateholder, as the case may be, shall receive such notice.

SECTION 12.06     Severability of Provisions.
                  --------------------------

                  If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the Holders thereof or of the Note Insurer.

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

SECTION 12.07     Assignment.
                  ----------

                  Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.03, 7.06 and 8.03 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, the Back-up Servicer and the Master Servicer, this Agreement may not be assigned by the Transferor, the Servicer, the Master Servicer or the Back-up Servicer without the prior written consent of the Trust Collateral Agent and the Controlling Party.

SECTION 12.08     Further Assurances.
                  ------------------

                  The Transferor, the Servicer, the Back-up Servicer and the Master Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trust Collateral Agent or the Note Insurer more fully to effect the purposes of this Agreement and the other Basic Documents, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

SECTION 12.09     No Waiver; Cumulative Remedies.
                  ------------------------------

                  No failure to exercise and no delay in exercising, on the part of the Trust Collateral Agent, the Note Insurer, or the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

SECTION 12.10     Third-Party Beneficiaries.
                  -------------------------

                  This Agreement will inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders, respectively, and their respective successors and permitted assigns. Except as may be otherwise provided in this Agreement, no other person will have any right or obligation hereunder. The Owner Trustee (including in its individual capacity), the Indenture Trustee and the Note Insurer are each an express third party beneficiary of this Agreement. Each of the parties to the Purchase Agreement hereby agrees that the Note Insurer shall be permitted but not obligated to enforce the rights of the Transferor directly thereunder in the place and stead of the Transferor but the
Note Insurer shall have no obligations under the Purchase Agreement.

SECTION 12.11     Actions by Noteholders or Certificateholders.
                  --------------------------------------------

(a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders or by Certificateholders, as the case may be, such action, notice, demand or instruction may be taken or given by any Noteholder or by any Certificateholder, unless such provision requires a specific percentage of Noteholders or Certificateholders, as the case may be.

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

(b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be taken or given by Noteholders or Certificateholders, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders or Certificateholders, as the case may be, in person or by an agent duly appointed in writing.

(c) The fact and date of the execution by any Noteholder or any Certificateholder of any instrument or writing may be proved in any reasonable manner which the Trust Collateral Agent deems sufficient.

(d) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder or a Certificateholder, as the case may be, shall bind such Noteholder or Certificateholder, as the case may be, and every subsequent holder of such Certificate or Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done or omitted to be done by the Trust Collateral Agent, the Transferor, the Servicer, the Back-up Servicer or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate or Note.

(e) The Trust Collateral Agent may require such additional proof of any matter referred to in this Section as it shall deem necessary.

SECTION 12.12     Corporate Obligation.
                  --------------------

                  No recourse may be taken, directly or indirectly, against any partner, incorporator, subscriber to the capital stock, stockholder, director, officer or employee of the Transferor, the Servicer, the Back-up Servicer or the Master Servicer with respect to their respective obligations and indemnities under this Agreement or any certificate or other writing delivered in connection herewith.

SECTION 12.13     Covenant Not to File a Bankruptcy Petition.
                  ------------------------------------------

                  The parties hereto agree that until one year and one day after such time as the Notes issued under the Indenture are paid in full and all amounts due to the Note Insurer under the Insurance Agreement are paid in full, they shall not (i) institute the filing of an involuntary bankruptcy petition against the Transferor or the Trust; (ii) file an involuntary petition or consent to an involuntary petition seeking relief on behalf of the Transferor or the Trust under Bankruptcy Law; or (iii) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of the Transferor or the Trust or a substantial portion of the property of the Transferor or the Trust. The parties hereto agree that all obligations of the Issuer and the Transferor are non-recourse to the Trust Property except as specifically set forth in the Basic Documents.

SECTION 12.14 Independence of the Master Servicer and Back-up Servicer.

                  For all purposes of this Agreement, the Master Servicer and Back-up Servicer shall be an independent contractor and shall not be subject to the supervision of the Trust, the Trust Collateral Agent or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Master Servicer and Back-up Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

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

SECTION 12.15     No Joint Venture.
                  ----------------

                  Nothing contained in this Agreement (i) shall constitute the Master Servicer or the Back-up Servicer and either of the Trust or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

SECTION 12.16     Consent to Jurisdiction.
                  -----------------------

(a) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE RELATED DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

(b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

(c) Each of the Originator, the Master Servicer, the Back-up Servicer and the Transferor hereby agrees that until such time as the Notes and the Reimbursement Obligations (as defined in the Insurance Agreement) have been paid in full and the Note Policy has expired in accordance with its terms, each of the Originator, the Master Servicer, the Back-up Servicer and the Transferor shall have appointed, with prior written notice to the Note Insurer, an agent

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

registered with the Secretary of State of the State of New York, with an office in the County of New York in the State of New York, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process (which as of the date hereof is CT Corporation System, 111 Eighth Avenue, New York, New York, NY 10011). Each of the Originator, the Master Servicer, the Back-up Servicer and the Transferor agrees that service of such process upon such Person shall constitute personal service of such process upon it.

SECTION 12.17     Headings.
                  --------

                  The headings of articles and sections and the table of contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to articles and sections in this Agreement refer to the corresponding articles and sections of this Agreement.

SECTION 12.18     Trial by Jury Waived.
                  --------------------

                  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

SECTION 12.19     Entire Agreement.
                  ----------------

                  This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

SECTION 12.20     Limitation of Liability of Owner Trustee.
                  ----------------------------------------

                  Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements of the Issuer delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

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

SECTION 12.21     Effect of Policy Expiration Date.
                  --------------------------------

                  Notwithstanding anything to the contrary set forth herein, all references to any right of the Note Insurer to direct, appoint, consent to, accept, approve of, take or omit to take any action under this Agreement or any other Basic Document shall be inapplicable at all times after the Policy Expiration Date, and (i) if such reference provides for another party or parties to take or omit to take such action following an Insurer Default, such party or parties shall also be entitled to take or omit to take such action following the Policy Expiration Date and (ii) if such reference does not provide for another party or parties to take or omit to take such action following an Insurer Default, then the Indenture Trustee acting at the direction of the Majority Noteholders shall have the right to take or omit to take any such action following the Policy Expiration Date. In addition, any other provision of this Agreement or any other Basic Document which is operative based in whole or in part on whether an Insurer Default has or has not occurred shall, at all times on or after the Policy Expiration Date, be deemed to refer to whether or not the Policy Expiration Date has occurred.

SECTION 12.22     Counterparts.
                  ------------

                  For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  [remainder of page intentionally left blank;
                             signature page follows]







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



                  IN WITNESS WHEREOF, the Issuer, the Transferor, the Back-up Servicer, the Originator and the Trust Collateral Agent have caused this Sale and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                             UNITED FIDELITY BANK, fsb,
                             as Originator and Master Servicer



                             By: /s/ Donald R. Neel
                                 --------------------------------------------
                                      Name: Donald R. Neel
                                            ----------------------------------
                                      Title: President & CEO
                                             ---------------------------------

                             UNITED FIDELITY FINANCE, LLC,
                             as Transferor


                             By: /s/ Donald R. Neel
                                 --------------------------------------------
                                      Name: Donald R. Neel
                                            ----------------------------------
                                      Title: President
                                             ---------------------------------


                             UNITED FIDELITYAUTO RECEIVABLES TRUST 2002-A, as Issuer

                             By: Wilmington Trust Company, not in its individual
                                 capacity but solely as the Owner Trustee on
                                 behalf of the Trust


                                By: /s/ Donald G. MacKelcan
                                    -----------------------------------------
                                      Name: Donald G. MacKelcan
                                            ----------------------------------
                                      Title: Vice President
                                             ---------------------------------


                [Signature Page to Sale and Servicing Agreement]

                             WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trust Collateral Agent and Back-up Servicer



                             By: /s/ Marianna C. Stershic
                                 --------------------------------------------
                                      Name: Marianna C. Stershic
                                            ----------------------------------
                                      Title: Vice President
                                             ---------------------------------












                [Signature Page to Sale and Servicing Agreement]





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